UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-21673

THE ALLIANCEBERNSTEIN POOLING PORTFOLIOS
(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  August 31, 2007

Date of reporting period:    February 28, 2007


ITEM 1.   REPORTS TO STOCKHOLDERS.


AllianceBernstein Pooling Portfolios

U.S. Value
U.S. Large Cap Growth
Global Real Estate Investment
International Value
International Growth
Small-Mid Cap Value
Small-Mid Cap Growth
Global Value
Global Research Growth
Short Duration Bond
Intermediate Duration Bond
Inflation Protected Securities
High-Yield


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Semi-Annual Report

February 28, 2007
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ALLIANCEBERNSTEIN
   INVESTMENTS




--------------------------
Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
--------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.




April 26, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for the AllianceBernstein Pooling Portfolios (collectively, the "Portfolios"; individually, the "Portfolio") for the semi-annual reporting period ended February 28, 2007.

The tables on pages 27-39 show each Portfolio's performance for the six- and 12-month periods ended February 28, 2007, compared to their respective benchmarks. Additional performance can be found on pages 40-43. Each Portfolio's benchmark is as follows: U.S. Value Portfolio--Russell 1000 Value Index; U.S. Large Cap Growth Portfolio--Russell 1000 Growth Index; Global Real Estate Investment Portfolio--FTSE EPRA/NAREIT Global Real Estate Index; Global Research Growth Portfolio--Morgan Stanley Capital International (MSCI) World Index; Global Value Portfolio--MSCI World Index; International Value Portfolio--Morgan Stanley Capital International Europe, Australasia, Far East (MSCI EAFE) Value Index; International Growth Portfolio--MSCI EAFE Growth Index; Small-Mid Cap Value Portfolio--Russell 2500 Value Index; Small-Mid Cap Growth Portfolio--Russell 2500 Growth Index; Short Duration Bond Portfolio--Merrill Lynch 1-3 Year Treasury Index; Intermediate Duration Bond Portfolio--Lehman Brothers (LB) U.S. Aggregate Index; Inflation Protected Securities Portfolio--LB 1-10 Year TIPS Index; High Yield Portfolio--LB High Yield Index (2% constrained).


U.S. Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market, emphasizing investment in companies that Alliance's Bernstein unit ("Bernstein") determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by U.S. companies.


Investment Results

The Portfolio outperformed its benchmark, the Russell 1000 Value Index, for the six-month period ended February 28, 2007, due to stock selection. For the six-month period, stock selection within consumer staples, industrial resources and energy helped relative performance, while stocks within consumer growth and financial hurt. From a sector perspective, an overweight position in consumer cyclicals and underweight positions in energy and consumer growth helped relative performance, while an overweight in consumer staples and an underweight in utilities detracted from performance. During the 12-month period, the Portfolio underperformed the benchmark. For the 12-month period, stock selection in consumer growth and utilities added the most to performance, while consumer cyclicals, financial and technology hurt.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 1


Overweight positions in consumer staples and consumer cyclicals helped performance, while an overweight position in technology and an underweight position in utilities detracted.


Market Review and Investment Strategy

Despite a sell-off in late February, U.S. equities extended their rally during the six- and 12-month periods ended February 28, 2007. Strong corporate earnings, a supportive economic outlook and booming merger and acquisition (M&A) activity contributed to this performance. The strength of corporate balance sheets and the growing confidence of managers led to continued acceleration in the pace of M&A activity. Stimulated by historically low borrowing costs and the receptivity of financial markets to the issuance of new equity and debt, the value of deals in 2006 reached a new record. By asset class, value stocks continued to post strong gains. In fact, 2006 marked the seventh consecutive calendar year of U.S. value outperformance versus growth.

Valuation spreads between the most attractively priced and the most expensive stocks are unusually compressed, as investors have been lulled into complacency by years of solid economic and corporate profit growth and steadily rising stock prices. Thus, the value opportunity as the Portfolio's U.S. Value Investment Policy Group (the "Group") measures it remains below average. A central tenet underpinning the Portfolio's investment process is to keep portfolio risk proportional to the value opportunity; hence, tracking error versus the broad market and the Russell 1000 Value Index remains low. The Group continues to rely on its bottom-up fundamental research to uncover attractive opportunities.


U.S. Large Cap Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in equity securities of U.S. companies with relatively larger market capitalizations as compared to the overall U.S. equity market. The Portfolio focuses on a relatively small number of large, intensively researched U.S. companies that AllianceBernstein believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. AllianceBernstein relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. Under normal circumstances, the Portfolio invests at least 80% of its net assets in equity securities issued by large-cap U.S. companies.


Investment Results

During the six-month period ended February 28, 2007, the Portfolio underperformed its benchmark, the Russell 1000 Growth Index, primarily due to overall security selection. The Portfolio lost the most ground relative to the Index in the health care sector, largely due to adverse stock selection, although modestly overweighting this underperforming sector also detracted from performance. In the consumer discretionary sector, the Portfolio lagged the Index due to both subpar stock selection and modestly underweighting this outperforming sector. The Portfolio lost some ground in the technology sector due to somewhat weaker stock selection, and it lagged


2 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


the Index in the energy sector due to an overweighted position in this weakest performing sector in the Index for the six-month period. The Portfolio gained the most ground on the Index in the financial services sector due to both better stock selection and substantially overweighting this outperforming sector.

During the 12-month period ended February 28, 2007, the Portfolio significantly underperformed its benchmark, the Russell 1000 Growth Index, primarily due to adverse stock selection. Specifically, stock selection in the technology, health care and consumer discretionary sectors accounted for a loss of almost 700 basis points relative to the Index. Additionally, the Portfolio lagged the Index in the energy sector due to an overweighted position in this weakest performing sector in the Index for the 12-month period. The Portfolio gained the most ground relative to the Index in the financial services sector entirely due to an overweighted position in this outperforming sector.


Market Review and Investment Strategy

The six- and 12-month periods ended February 28, 2007, were difficult for AllianceBernstein's U.S. Large Cap Growth service. A significant factor in the Portfolio's underperformance is that the Portfolio has been more skewed toward the fastest-growing companies than those contained in the Russell 1000 Growth Index during a time when growth was especially out of favor. Value stocks significantly outperformed growth stocks for the 12-month period, with the Russell 1000 Value Index gaining 16.61%, while the Russell 1000 Growth Index was up 8.05%.

The Portfolio remains aggressively positioned because the Portfolio's U.S. Large Cap Growth Team (the "Team") continues to believe that the current opportunity for growth stocks is as attractive as it has experienced in the last 20 years. Given the mismatches between earnings growth potential and valuation that pervade today's market, the team has a unique opportunity to capitalize on investor aversion to the highest quality U.S. growth companies. As has been the case for some time now, future year earnings growth forecasts for the Russell 1000 Growth Index are at or above historical averages, yet the premiums (relative to the broad market) that investors must pay for this superior growth have remained near the lowest on record. Consequently, the Portfolio is invested in some of the fastest-growing companies at a minimal price premium.


Global Real Estate Investment Portfolio Investment Objective and Policies

The Portfolio seeks total return from a combination of income and long-term growth of capital. The Portfolio invests primarily in equity securities of real estate investment trusts ("REITs") and other real estate industry companies. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in real estate companies that Bernstein believes have strong property fundamentals and management teams. The Portfolio seeks to invest in real estate companies whose underlying portfolios are diver-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 3


sified geographically and by property type. The Portfolio may invest up to 20% of its total assets in mortgage-backed securities, which are securities that directly or indirectly represent participations in, or are collateralized by and payable from, mortgage loans secured by real property. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.


Investment Results

The Portfolio outperformed its benchmark, the FTSE EPRA/NAREIT Global Real Estate Index, for the six-month period ended February 28, 2007, primarily due to security selection. Although the Portfolio achieved strong absolute returns, the cash level required to manage the Portfolio detracted from relative performance.

Security selection was strong in France, Canada and the United States. In France, retail and office investments continued to perform well. In Alberta, Canada, the strength of the local economy, underpinned by energy-related activity, led to strong employment growth. A severe housing shortage has developed in many cities within the province. Residential apartment supply is not yet on the horizon, partly due to current rents that do not yet justify construction and strained labor markets where construction workers are difficult to attract. The Portfolio's investment in a residential owner with exposure to Alberta outperformed significantly on the back of high rental demand, prospects of healthy rent increases and no evidence of new supply. In Japan, J-REITs led the way during the 12-month period, supported by increases in earnings forecasts and continued strength in office markets. However, during this most recent period, U.S. lodging names produced weak returns. As the U.S. economy slowed, investors grew concerned about lodging revenues due to the very short nature of their rental contracts (typically just one night).

The Portfolio also outperformed its benchmark for the 12-month period ended February 28, 2007. Security selection across countries and property sectors drove the Portfolio's return premium during this period. Again, the Portfolio achieved strong absolute returns; however, the level of cash holdings required to manage the Portfolio detracted from relative performance.

Security selection was most positive in Hong Kong, Japan and Canada. In Hong Kong, the Portfolio's investments in developers with exposure to luxury residential buildings drove outperformance. A very successful December government land auction demonstrated developers' confidence in Hong Kong residential fundamentals, especially for luxury housing. Unexpected declines in mortgage rates during the second half of the reporting period also contributed to positive investor sentiment towards housing developer stocks in Hong Kong. In Japan, two of the Portfolio's investments in office development companies added to relative returns. These companies develop and own office properties in Tokyo's Five Wards, which is the most important central business district area of the country. Fundamentals for Tokyo office properties continued to improve during the year; an acceleration of this trend occurred towards the end of the reporting period.


4 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


The Portfolio's overall overweight position in France and underweight position in the United Kingdom also contributed positively to performance. Two of the Portfolio's overweight holdings in France, exposed to retail and office, performed strongly. In the United Kingdom, an underweight position in a shopping center owner with a rich net asset valuation helped relative performance.

Security selection was strong in several of the property sectors, namely, retail, diversified and industrial/office properties. The Portfolio's French retail investments performed particularly well, supported by a favorable supply-demand balance in retail space, rising consumer confidence and retail sales in this country. The constructive retail environment throughout France added to an improved office market in Paris, underpinning the positive contribution of one of the Portfolio's French investments. This company has exposure to retail, office and convention-related properties. Strict zoning regulation, particularly for retail developments, has created barriers for new development and resulted in a very strong rental environment for retail properties in France.


Market Review and Investment Strategy

Global real estate equities performed strongly during the six- and 12-month periods ended February 28, 2007. For most property sectors and regions, fundamentals improved significantly during the 12-month period. North American property markets are experiencing the strongest fundamentals, led by office and retail property owners. The U.S. economy continues to expand and create jobs, and as a consequence, U.S. office properties are experiencing a recovery in their fundamentals. Private equity activity has continued in the U.S., with a particular focus on office properties. The privatization of a very large office owner took place during the last month of the reporting period, after a well publicized bidding war between a private equity company and a public REIT.

Most sectors are stable in Canada with notable strength experienced in regions exposed to the energy industry. United Kingdom office owners are currently facing strengthening fundamentals and rising rents. However, retail growth prospects in the United Kingdom may be less robust as consumer spending appears to be losing steam and some retail formats such as in-town shopping centers and bulky goods outlets have begun to show declining growth.

During the second half of the reporting period, Hong Kong experienced a recovery in property stocks, after a weaker first half was impacted by rising interest rates. Singapore property markets continue to show strength. Fundamentals are favorable for office and retail owners as well as residential developers. Office rental growth continues to exceed consensus expectations. Japan's office sector has begun a strong visible improvement after many years of high vacancies and rent declines. Europe is also on the upswing. Recovery is evident in those office markets most affected by the decline in technology activity after the technology-boom collapse.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 5


The Portfolio's strategy focuses on companies with the most attractive valuation and in the most attractive markets from a fundamental real estate perspective. During the reporting period, an overweight position in Canadian property stocks was maintained due to their attractive valuation and stable fundamentals. U.S. property stocks were underweighted due to valuation. From a country perspective, Hong Kong and France were overweighted due to attractively priced companies in these countries.


Global Research Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a global portfolio of equity securities of companies within various market sectors selected by the Adviser for their growth potential. The Portfolio invests, under normal circumstances, in the equity securities of companies based in at least three countries (and normally substantially more), one of which may be the United States. The Portfolio also invests in securities of companies in emerging markets.


Investment Results

The Portfolio underperformed its benchmark, the MSCI World Index, since its inception through February 28, 2007. A majority of the Portfolio's underperformance can be attributed to unfavorable sector selection. The Portfolio's underweight positions in utilities and telecommunications relative to the benchmark contributed negatively to relative performance. Overweight positions in energy and health care also hindered the Portfolio's relative return. Unfavorable security selection in materials, energy and financials contributed most negatively to relative performance. Positive stock selection within the health care sector was the largest contributor to relative performance. Stock selection within the consumer staples and industrial sectors were modest positive contributors to relative returns. On a country level, the Portfolio benefited from its exposure to China, Switzerland and the United Kingdom. Favorable stock selection within the United Kingdom and Switzerland contributed positively to relative performance. However, this performance could not offset the large relative negative contribution from security selection within the United States.

The Portfolio also underperformed its benchmark during the six-month period ended February 28, 2007. Security selection was strong, but poor sector selection hindered performance. Overweight positions in health care and energy had a negative impact on performance, but was partially offset by positive stock selection within these two sectors. Underweight positions in telecommunications and utilities were also a drag on relative performance. Stock selection within most sectors made a relative positive contribution to performance with the financial sector making the most significant contribution. On a country level, China made the most notable contribution to relative performance followed by the United Kingdom and Mexico, while Germany and Spain contributed negatively to relative performance. Negative security selection within the United States overwhelmed the relative positive contribution from security selection within the United Kingdom, Switzerland and Brazil.


6 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Market Review and Investment Strategy

The global markets performed very well during the nine-month period ended February 28, 2007. In June and July, the markets were volatile as investors appeared concerned about the prospects of economic growth. By late July, however, investors appeared to regain confidence, and the markets advanced steadily for the remainder of the period.

Several notable changes in sectors weights were made to the Portfolio over the past nine months. Financial sector exposure was increased from a modest underweight to a modest overweight. Specifically within finance, the capital markets and commercial bank exposure was increased relative to the benchmark. The energy weighting was reduced from an overweight to a modest underweight position. The most significant change within energy was a reduction of oil-service stocks, although the Portfolio still remains modestly overweight relative to the benchmark.


Global Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. The Portfolio normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. The Portfolio's investment policies emphasize investment in companies that are determined by the Adviser to be undervalued, using the Bernstein fundamental value approach.


Investment Results

The Portfolio outperformed its benchmark, the MSCI World Index, for the six-month period ended February 28, 2007, and since the Portfolio's inception due to favorable stock selection. For both periods, stocks within transportation and consumer staples helped the most. For the six-month period, energy stocks also helped, while for the since inception period, industrial commodities stocks added to performance. Detracting from performance were finance and medical stocks for both periods, along with capital equipment stocks during the six-month period and utilities stocks since the Portfolio's inception.

From a sector perspective, an underweight position in the medical sector and an overweight position in the industrial commodities sector contributed positively to performance for both periods, while an overweight in the transportation sector also helped for the six-month period and an underweight in the technology/electronics sector helped for the since inception period. Contributing negatively to performance for both periods were overweight positions in energy and underweight positions in construction and housing. For the six-month period, an underweight in consumer cyclicals also detracted from the Portfolio's performance.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 7


Market Review and Investment Strategy

A supportive economic outlook, robust corporate earnings and booming merger and acquisition (M&A) activity extended the rally in global equities in 2006. Low inflation, along with strong economic growth and corporate profitability, resulted in unusually low levels of volatility and shrinking risk premia. However, during the beginning of 2007, the global equity markets took investors for a bumpy ride. After continuing to trend gently upwards at the start of the year, a sell-off in Chinese equities and jitters about rising defaults on sub-prime mortgages in the U.S. sent the markets around the world plunging in late February.

The Global Value Investment Policy Group ("the Group") continues to believe that global equity markets are reasonably valued and that these valuations are supported by the prospect of continued--if more moderate--economic and profit growth. With profitability high and widespread, investors have been willing to pay higher multiples than usual for companies with near-peak cyclical earnings, and less willing to pay a normal premium for companies with more stable earnings and higher long-term growth potential. As a result, stock valuation spreads are unusually compressed.

The Group continues to tap the resources of its extensive research effort to uncover the value opportunities that do exist. Even in this environment of compressed valuation spreads, the Group continues to find many attractive values in individual stocks across industries.


International Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of non-U.S. companies. The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may from time to time enter into currency futures contracts or currency forward contracts.


Investment Results

The Portfolio underperformed its benchmark, the MSCI EAFE Index, for the six-month period ended Februrary 28, 2007, due primarily to sector selection, but outperformed for the 12-month period mainly due to security selection; sector selection also helped for the 12-month period. Specifically, overweight positions in industrial commodities and capital equipment and an underweight position in finance added to performance during both periods. Detracting from performance were underweight positions in utilities and overweight positions in energy for both periods. An underweight position in telecommunications generated negative returns for the 12-month period. An overweight position in technology/electronics also detracted for the 12-month period.

Stock picks within two areas contributed the most to the Portfolio's outperformance for the 12-month pe-


8 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


riod: industrial commodities and consumer staples. For the six-month period, the two areas that contributed the most were consumer staples and energy. Stock selection within three areas (finance, capital equipment and medical) detracted the most from the Portfolio's returns.


Market Review and Investment Strategy

A supportive economic outlook, robust corporate earnings and booming M&A activity extended the rally in international equities in 2006. Low inflation, along with strong economic growth and corporate profitability, resulted in unusually low levels of volatility and shrinking risk premia. However, during the beginning of 2007, the international equity markets took investors for a bumpy ride. After continuing to trend gently upwards at the start of the year, a sell-off in Chinese equities and jitters about rising defaults on sub-prime mortgages in the U.S. sent the markets around the world plunging in late February.

The International Value Investment Policy Group ("the Group") continues to believe that international equity markets are reasonably valued and that these valuations are supported by the prospect of continued--if more moderate--economic and profit growth. With profitability high and widespread, investors have been willing to pay higher multiples than usual for companies with near-peak cyclical earnings, and less willing to pay a normal premium for companies with more stable earnings and higher long-term growth potential. As a result, stock valuation spreads are unusually compressed.

The Group's research and long experience as value managers have taught us to keep portfolio risk proportionate with the value opportunity we identify. Given the relatively modest value opportunity, the Portfolio is more diversified than usual. Even in this environment of compressed valuation spreads, the Group continues to find many attractive values in individual stocks across industries.


International Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in an international portfolio of equity securities of companies located in both developed and emerging countries. The Portfolio's investment process relies upon comprehensive fundamental company research produced by the Adviser's large research team of over 40 non-U.S. analysts covering both developed and emerging markets around the globe. Research-driven stock selection is expected to be the primary driver of returns relative to the Portfolio's benchmark and other decisions, such as country allocation, are generally the result of the stock selection process. The Portfolio invests, under normal circumstances, in the equity securities of companies located in at least three countries (and normally substantially more) other than the United States. The Portfolio's investments include companies that are established as a result of privatizations of state enterprises.


Investment Results

The Portfolio underperformed its benchmark, the MSCI EAFE Growth Index, for both the six- and 12-month


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 9


periods ended February 28, 2007. During both periods, the Growth benchmark underperformed the Value benchmark. The Portfolio's weighting in industrials detracted the most from sector allocation, while within industrials, EADS was the largest stock detractor over the 12-month period. Sector allocation over the last six months in health care, technology and energy stocks helped offset slightly. Stock selection was positive in technology, consumer discretionary and health care, while materials and consumer staples proved more challenging.

The largest positive stock contributors over the six-month period ended February 28, 2007, were mixed with a finance company leading the way, followed by an auto manufacturer, a mining and metals company, and an engineering and construction company. One of the Portfolio's new holdings, providing exposure to the Diesel Particulate Filter market, also contributed positively. Over the 12-month period, a computer peripheral company, an insurance company and a multi-industry company were top performers. These helped offset Nitto Denko Corp as the liquid crystal display (LCD) cycle worsened more than was expected. Meanwhile, BNP Paribas, SA, Norsk Hydro ASA, Rio Tinto PLC and ING Groep NV underperformed. Along with EADS, MUFG was one of our worst detractors in the 12-month period. Except for Nitto Denko where the Portfolio's International Growth Team (the "Team") believes the LCD cycle will be bottoming, the Portfolio's underperformers were trimmed where earnings momentum was disappointing and weaker price momentum was seen.


Market Review and Investment Strategy

Non-U.S. stocks rose dramatically in the last six months as both interest rates and oil were held in check globally. The last week of February endured a market decline as concerns over Chinese interest rate rises and the U.S. sub-prime mortgage market negatively impacted sentiment. While there are signs that a slowdown in U.S. gross domestic product growth is occurring and corporate profits may moderate from a high base, it is yet clear that a U.S. recession is imminent as the unemployment rate remains low at 4.5%. The Portfolio continues to invest in companies that are able to sustain their growth in a slowing economy.

As economic growth moderates, the Team expects companies that continue to produce sustained positive earnings to stand out in this environment. As such, the Portfolio remains concentrated in companies that the team believes have underappreciated growth potential. The environment is similar to the mid-1990's when a decelerating economy put companies able to deliver superior growth at the forefront. Further, valuations remain supportive as the spread between the most expensive stocks versus the least expensive on a price to earnings multiple is low relative to history. This suggests the market is pricing all stocks very similarly, resulting in relatively low premiums for those most likely to outgrow consensus expectations in a slowing economic environment.


Small-Mid Cap Value Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests pri-


10 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


marily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio's investment policies emphasize investment in companies that Bernstein determines to be undervalued. In selecting securities for the Portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power is not reflected in the current market price of their securities. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.


Investment Results

The Portfolio outperformed its style benchmark, the Russell 2500 Value Index, during the six-month period ended February 28, 2007, while its performance was approximately in line with the benchmark for the 12-month period. Security selection was a strong contributor over the six-month period, and it represented the bulk of the Portfolio's improved performance over the 12-month period.

Positive contributions from stock selection were broad based and were led by materials & processing and autos & transportation. The Portfolio's holdings in chemicals, steel and airlines produced strong returns. Financial services stocks contributed the most negatively to stock selection as the Portfolio's bank holdings underperformed. Stock selection was a more muted contributor over the 12-month period and again was led by materials and processing and autos & transportation, while financials and technology holdings were detractors.

Sector selection was a more modest contributor to Portfolio performance over both periods, although improvements came during the six-month time frame. Overweight positions in autos & transportation and materials and an underweight position in financial services were the main contributors during the six-month period with no significant sector detractors. During the 12-month period, many of the same sectors contributed to Portfolio performance, although autos & transportation underperformed in the first half of 2006 and left their full year performance, and the contribution from the Portfolio's overweight, in line with the benchmark.


Market Review and Investment Strategy

2006 was a volatile year for small-cap stocks as sizable mutual fund flows entered the asset class via exchange traded funds and private equity buy outs. These asset flows, combined with historically low valuation spreads, left investors little to anchor to. As a result, the market lurched back and forth as investors anchored to perceptions about changes in the direction of the economy. Early in the 12-month reporting period, the Portfolio's stock selection was poor in this climate. The Portfolio's investment process, which constructs portfolios of stocks believed to be attractively valued relative to their long-term earnings, creates exposure to valuation and quality factors. While mutual fund portfolios with exposure to these factors have generated long-term outperformance, returns to value factors were muted during much of


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 11


2006, and returns to quality factors were negative over the same period.

In the most recent six-month period, and especially in early 2007, however, these trends reversed. Returns to quality factors such as earnings revisions and return on equity, have been modestly positive--a sharp contrast to the (historically atypical) negative returns witnessed in much of 2006. The most likely catalyst for this shift has been the decline in small cap earnings growth rates both in an absolute sense and relative to larger stocks. The Portfolio's Small-Mid Cap Value Investment Policy Group (the "Group") believes that many of the drivers of the broad-based small cap profit recovery seen over the past few years, such as lower depreciation and interest expense, have peaked and may reverse, potentially acting as an impediment to profit growth. This shift could lead to a greater focus on the underlying quality and sustainability of a company's long-term earnings power. The Group believes the Portfolio is well positioned in this environment.


Small-Mid Cap Growth Portfolio Investment Objective and Policies

The Portfolio seeks long-term growth of capital. The Portfolio invests primarily in a diversified portfolio of equity securities of U.S. companies with relatively smaller market capitalizations as compared to the overall U.S. equity market. Because the Portfolio's definition of small- to mid-cap companies is dynamic, the upper limit on market capitalization will change with the markets. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. Normally, the Portfolio invests in U.S. companies that AllianceBernstein believes have strong management, superior industry positions, excellent balance sheets and superior earnings growth prospects. AllianceBernstein relies heavily on the fundamental analysis and research of its internal research staff to select the Portfolio's investments. The Portfolio may also invest up to 20% of its total assets in equity securities issued by non-U.S. companies.


Investment Results

Benefiting from a strong rally in U.S. equity markets, the Portfolio rose sharply during the six-month period ended February 28, 2007, modestly outperforming its benchmark, the Russell 2500 Growth Index. Performance was broad based, with each major sector, except energy, posting solid gains. The strongest absolute returns in the Portfolio were enjoyed by the industrials and consumer/commercial services sectors, which rose more than 17%. Stock selection was a positive contributor to performance with positive stock picking in industrials and financials outweighing underperformance in health care and technology. Sector allocation was a minor negative contributor, as the benefit from being overweight in the strong performing consumer/commercial services sector was overwhelmed by the overweight to the relatively poor performing energy sector.

During the 12-month period ended February 28, 2007, the Portfolio rose modestly but underperformed its benchmark. Relative results were negatively impacted by the Portfolio's


12 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


sizeable exposure to faster growing companies with strong earnings momentum--a segment of the market that significantly trailed the overall benchmark during the middle part of the reporting period. Stock selection was a negative for the period, as strong picks in industrials were offset by disappointing stock selection in technology. Sector allocation was a minor negative contributor, as the benefit from being overweight in the strong performing consumer/commercial services sector was overwhelmed by the overweight to the poor performing energy sector and underweight to the strong performing financial sector.


Market Review and Investment Strategy

The market experienced three distinct phases over the 12-month period ending February 28, 2007. The period started as a continuation of the surge in late 2005 helped by strong earnings growth and a robust economy. However, increasing concerns about inflation, rising interest rates and soaring commodity prices caused the market to break to the downside in early May. During this downward phase, small-cap growth stocks, as represented by the Russell 2500 Growth Index, declined more than 16% before hitting a 2006 low in July. In the third phase, slowing economic data and declining commodity prices eased inflationary concerns and allowed equity markets to bounce off their mid-summer lows and move solidly higher through February.

Sector allocations within the Portfolio changed modestly during the year. The Portfolio's overweight to consumer/commercial services was decreased. Proceeds from these sales were used to increase the overweight to technology and narrow the underweights in financials and industrials. The Portfolio's largest overweights as of February 28, 2007 were in technology and energy; despite the purchases cited above, the largest underweights remained in industrials and financials. Consistent with the Portfolio's discipline, investments throughout the reporting period emphasized companies expected to deliver surprisingly strong earnings growth and favorable earnings estimate revisions.


Short Duration Bond Portfolio Investment Objective and Policies

The Portfolio seeks a moderate rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively short duration of one-to-three years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.


Investment Results
The Portfolio outperformed its benchmark, the ML 1-3 Year Treasury Index, for both the six- and 12-month periods ended February 28, 2007. The Portfolio's yield curve exposure and exposure to the spread sectors of the


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 13


fixed-income market (asset-backed securities [ABS], commercial mortgage backed securities [CMBS], mortgage-pass throughs, corporates and agencies) throughout the semi-annual review period were positive contributors to performance.


Market Review and Investment Strategy

The Federal Reserve kept official interest rates on hold at 5.25% during the semi-annual period ended February 28, 2007. Yields across the maturity spectrum fell with longer-term yields falling the most. Two-year yields lost 13 basis points to yield 4.65%, while the 10-year yield lost 16 basis points to end the period at 4.57%. The Treasury yield curve remained inverted on the short-end of the curve with the yield spread between the two- and 30-year at only 3 basis points.

Shorter-term fixed-income securities underperformed both intermediate and longer-maturity securities during the period under review. U.S. Treasuries in the 1-3 year maturity range returned 2.47% during the semi-annual period, underperforming longer maturities (15+ years at 4.50%), according to Merrill Lynch.

The spread sectors outperformed U.S. Treasury holdings on both an absolute and duration adjusted basis. U.S. agency securities (1-3 years) outperformed Treasuries, posting a return of 2.46%. ABS and CMBS (1-3 years) also outperformed Treasuries, posting returns of 2.72% and 2.81%, respectively. Both ABS and CMBS were underpinned by strong technical demand and low spread volatility. Mortgage pass-through securities (0-3 years) posted a return of 3.34% for the annual period as mortgages benefited from relatively low volatility and muted prepayment risk. Corporate securities (1-3 years) posted a return of 2.98%, as solid corporate fundamentals during the period were offset by increasing event risk.

During the reporting period, the Portfolio's allocations to higher-quality non-Treasury sectors, including mortgages, collateralized mortgage obligations, asset backed securities, and CMBS were increased in an effort to enhance portfolio yield. The Portfolio's allocation to floating-rate securities was also increased due to rising short-term yields and limited price volatility. Lastly, the Portfolio's duration was moved closer to the benchmark during the period under review.


Intermediate Duration Bond Portfolio Investment Objective and Policies

The Portfolio seeks a moderate to high rate of income that is subject to taxes. The Portfolio invests primarily in investment-grade, U.S. dollar-denominated debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in debt securities. The Portfolio seeks to maintain a relatively longer duration of four to seven years under normal market conditions. The Portfolio may invest in many types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, mortgage-related securities and inflation-protected securities, as well as other securities of U.S. and non-U.S. issuers.


14 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Investment Results
The Portfolio posted benchmark-like returns versus the LB U.S. Aggregate Index, for both the six- and 12-month periods ended February 28, 2007, slightly underperforming for the six-month period and slightly outperforming for the 12-month period.

For the six-month period, the Portfolio's corporate underweight, shorter-than-benchmark duration and hedged non-U.S. government holdings detracted from relative performance. The Portfolio's Treasury and agency underweight as well as mortgage security selection contributed positively to performance.

For the 12-month period, the Portfolio's overweight in CMBS, corporate and mortgage security selection and hedged non-U.S. government holdings in Japan and Mexico contributed positively to performance. The Portfolio's underweight in corporates detracted.


Market Review and Investment Strategy

U.S. fixed-income returns were generally strong for the six-month period ended February 28, 2007, supported by stable interest rates. The Federal Reserve kept official rates on hold at 5.25% during the semi-annual period. Yields across the maturity spectrum fell with longer term yields falling the most. Two-year yields lost 13 basis points to yield 4.65%, while the 10-year yield lost 16 basis points to end the period at 4.57%. The Treasury yield curve remained inverted on the short-end of the curve with the yield spread between the two- and 30-year at only 3 basis points.

By index sector, investment-grade corporates posted the strongest returns among U.S. bond sectors, returning 4.64%, as solid fundamentals offset increasing event risk. Mortgages and CMBS posted solid returns of 3.64% and 3.51%, respectively, according to Lehman Brothers. Asset-backed securities, underpinned by strong technical demand, returned 2.97% for the semi-annual period.

Non-U.S. government bonds did not fare as well as U.S. Treasuries at several central banks outside of the U.S. began raising interest rates during the period. Global Treasuries (ex-U.S.) hedged into U.S. dollars posted an average return of 2.42%. The Portfolio's non-U.S. holdings included Japan, which returned 3.34%, Sweden, which returned 2.51%, and Mexico, which returned 3.42% (all U.S. dollar hedged returns).

During the semi-annual reporting period, the Portfolio held a neutral to shorter-than-benchmark duration and an underweight position in U.S government bonds. The Portfolio was also overweighted in both mortgages and CMBS as sources of high-quality incremental yield. An underweight position in investment grade corporates was maintained due to historically tight spreads, a flat yield curve and increased event risk, with the underweight focused in longer maturity corporates which are inherently more vulnerable to event risk. Hedged non-U.S. government bonds were employed due to their attractive yield over domestic bonds. As such, positions were held in several countries, including Japan, Mexico, Sweden, Poland and Norway.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 15


Inflation Protected Securities Portfolio Investment Objective and Policies

The Portfolio seeks a total return that exceeds the rate of inflation over the long term with income that is subject to taxes. The Portfolio invests primarily in U.S. dollar-denominated inflation-protected securities. Under normal circumstances, the Portfolio invests at least 80% of its net asses in inflation-protected securities. The Portfolio's investments in inflation-protected securities include inflation-indexed debt securities of varying maturities issued by U.S. or non-U.S. governments, their agencies or instrumentalities and by corporations, and inflation derivatives. The Portfolio seeks to maintain a duration within three years (plus or minus) of the duration of the LB U.S. TIPS 1-10 Year Index, which as of October 31, 2006, was 3.93 years.

Assets not invested in inflation-indexed bonds may be invested in other types of debt securities including corporate bonds, notes, U.S. Government and agency securities, asset-backed securities, and mortgage-related securities as well as other securities of U.S. and non-U.S. issuers.


Investment Results

The Portfolio slightly underperformed its benchmark, the LB 1-10 Year TIPS Index, for both the six- and 12-month periods ended February 28, 2007. For the six-month period, the Portfolio's yield curve position and shorter-than-benchmark duration had a negligible impact on performance. The Portfolio's Japanese government inflation linked bonds (JGBis) detracted modestly. For the 12-month period, the Portfolio's shorter-than-benchmark duration contributed positively to performance, while its yield curve structure and its position in JGBis detracted from performance.


Market Review and Investment Strategy

The second half of 2006 saw a broad-based rally in both the fixed income and equity markets as the economy signaled slower growth and the Fed ended its interest rate hike cycle. The policy shift by the Fed led to a reduction in market volatility, an increased appetite for risk by investors and a significant rebound in all asset classes.

Only in the last week of the semi-annual reporting period did volatility creep back into the marketplace as global equity markets sold off sharply. This volatility was led by declines in China, then Europe and the U.S. China's sell-off was prompted by its government's proposals to control the market, curbing speculative activity. Investor risk aversion also increased in the final week of the period as concerns rose regarding delinquencies and defaults on sub-prime mortgages as well as a downward revision of fourth quarter gross domestic product.

U.S. Treasuries rebounded from negative returns in the first half of 2006 to post 3.18% during the semi-annual period. The yield curve remained inverted and interest rates declined between two- and 30-year maturities approximately 15 basis points. At the end of the period, the spread between two- and 30-year yields stood at only 4 basis points, with two-year maturities yielding 4.64% and 30-year yields at 4.68%.


16 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Treasury inflation protected LB securities (TIPS) (as represented by the 1-10 year TIPS Index) posted an absolute return of 1.33% for the semi-annual reporting period. Ten-year TIPS underperformed comparable maturity Treasuries by over 250 basis points. With a belief that economic weakness would suppress future inflation, breakeven inflation rates did not expand enough beyond five-year maturities to offset the negative inflation accrual. During the period, the inflation accrual was -54 basis points.


High Yield Portfolio Investment Objective and Policies

The Portfolio seeks a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Portfolio invests primarily in high yield debt securities. Under normal circumstances, the Portfolio invests at least 80% of its net assets in these types of securities. The Portfolio invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Portfolio seeks to maximize current income by taking advantage of market developments, yield disparities and variations in the creditworthiness of issuers.


Investment Results

The Portfolio underperformed its benchmark, the LB High Yield Index (2% constrained) during the six- and 12-month periods ended February 28, 2007; however, it posted strong nominal returns for both time frames. The Portfolio's security selection in both the paper/packaging and wireless industries were primary detractors from performance for the six-month period. Several factors contributed to the Portfolio's underperformance for the 12-month period, including an underweight position in the automotive sector which outperformed, security selection in the paper/packaging industry and a higher-than-usual cash position. The Portfolio's underweight position in higher-beta credits also detracted from performance for both periods.


Market Review and Investment Strategy

The second half of 2006 saw a broad-based rally in both the fixed income and equity markets as the economy signaled slower growth and the Fed ended its interest rate hike cycle. The policy shift by the Fed led to a reduction in market volatility, an increased appetite for risk by investors and a significant rebound in all asset classes, particularly equities and high yield.

The high yield market posted a strong return of 8.31% during the semi-annual period, significantly outperforming investment-grade sectors which posted returns in a range of 3%-5%. For the period, high yield was supported by a low default risk environment, improving credit conditions, low volatility and the end of monetary tightening. Only in the last week of the period did volatility creep back into the marketplace as global equity markets sold off sharply, led by declines in China, then Europe and the U.S. China's sell-off was prompted by its government's proposals to control the market, curbing speculative activity. Investor risk aversion also increased in the final week of the period as concerns rose regarding delinquencies and defaults on sub-prime mortgages as well


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 17


as a downward revision of fourth quarter gross domestic product. Even with the dampening effects of the final week of the period, high yield posted returns in excess of 1% each month of the semi-annual reporting period.

By quality tier, lower-rated debt outperformed higher-quality debt with B-rated debt returning 8.00% and BB-rated debt returning 6.63%. On an industry level, top performers included building materials, media cable and retailers, while underperforming industries included lodging, energy and finance. Spreads in high yield continued to compress during the period tightening, an additional 68 basis points to end the year at 266 basis points over Treasuries.

During the semi-annual reporting period, a cautious posture was maintained within the Portfolio given what the Global Credit Investment Team (the "Team") perceived as insufficient compensation for assuming risk and a lack of specific credit opportunities. The Team's quantitative analysis indicated that the reward for assuming incremental risk is greatly diminished in times of a flat or inverted yield curve and narrow spreads. At the same time, strong corporate profits and a low default rate have allowed high yield spreads to remain well below their long term average, even as market and leveraged buy out risks increased. In this environment, more volatile credits were modestly underweighted and provided the Portfolio with thorough diversification to minimize risk.


18 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE


An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting our website at www.alliancebernstein.com.

The investment return and principal value of an investment in the Portfolios will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For a free copy of the Portfolios' prospectus, which contains this and other information, contact your AllianceBernstein representative or call 800.227.4618. You should read the prospectus carefully before you invest.

Please note: Shares of the Portfolios are offered exclusively to mutual funds advised by, and certain institutional clients of, AllianceBernstein that seek a blend of asset classes for investment. These share classes are not currently offered for direct investment from the general public. The AllianceBernstein Pooling Portfolios can be purchased at the relevant net asset value (NAV) without a sales charge or other fee. However, there are sales charges in connection to purchases of other AllianceBernstein share classes invested in these Pooling Portfolios. For additional information regarding other retail share classes and their sales charges and fees, please visit www.alliancebernstein.com. All fees and expenses related to the operation of the Portfolios have been deducted. Performance assumes reinvestment of distributions and does not account for taxes. During the reporting period, the Adviser waived a portion of its advisory fee or reimbursed the Global Research Growth Portfolio and the Global Value Portfolio for a portion their expenses to the extent necessary to limit their expenses on an annual basis to .15% of the average daily net assets of their shares. These waivers extend through the Portfolios' current fiscal year and may be extended by the Adviser for additional one-year terms. Without the waivers, the Portfolios' expenses would have been higher and their performance would have been lower than that shown.


Benchmark Disclosures

None of the indices listed below reflect fees and expenses associated with the active management of a mutual fund portfolio.

The unmanaged Russell 1000 Value Index contains those securities in the Russell 1000 Index with a less-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.

The unmanaged Russell 1000 Growth Index contains those securities in the Russell 1000 Index with a greater-than-average growth orientation. The unmanaged Russell 1000 Index is composed of 1000 of the largest capitalized companies that are traded in the United States.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 19


HISTORICAL PERFORMANCE
(continued from previous page)

The unmanaged Financial Times Stock Exchange (FTSE) European Public Real Estate Association (EPRA)/National Association of Real Estate Investment Trust (NAREIT) Global Real Estate Index is a free-floating, market capitalization-weighted index structured in such a way that it can be considered to represent general trends in all eligible real estate stocks worldwide. The Index is designed to reflect the stock performance of companies engaged in specific aspects of the North American, European and Asian real estate markets.

The Morgan Stanley Capital International (MSCI) World Index is a market capitalization-weighted index that measures the performance of stock markets in 23 countries. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treatries.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Value Index is a free-float adjusted market capitalization index that is designed to measure developed market value equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treatries.

The unmanaged Morgan Stanley Capital International (MSCI) Europe, Australasia and Far East (EAFE) Growth Index is a free-float adjusted market capitalization index that is designed to measure developed market growth equity performance in 21 countries, excluding the U.S. and Canada. Returns for this Index are net. In calculating net returns, the dividend is reinvested after deduction of withholding tax, applying the rate to non-resident individuals who do not benefit from double taxation treatries.

The unmanaged Russell 2500 Value Index contains those securities in the Russell 2500 Index with a less-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Russell 2500 Growth Index contains those securities in the Russell 2500 Index with a greater-than-average growth orientation. The unmanaged Russell 2500 Index includes 2500 small- and mid-cap U.S. stocks.

The unmanaged Merrill Lynch 1-3 Year Treasury Index is composed of U.S. government securities, including agency securities, with remaining maturities of one to three years.

The unmanaged Lehman Brothers U.S. Aggregate Index covers the U.S. investment-grade fixed-rate bond market, including government and credit securities, agency mortgage pass through securities, asset-backed securities and commercial mortgage-backed securities.


20 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


The unmanaged Lehman Brothers 1-10 Year TIPS Index is the 1-10 year maturity component of the unmanaged Lehman Brothers U.S. Treasury Inflation Notes Index and consists of inflation-protection securities issued by the U.S. Treasury.

The unmanaged Lehman Brothers High Yield Index (2% constrained) covers the universe of fixed-rate, non-investment grade debt. Pay-in-kind (PIK) bonds, Eurobonds, and debt issues from countries designated as emerging markets (e.g., Argentina, Brazil, Venezuela, etc.) are excluded, but Canadian and global bonds (SEC registered) of issuers in non-emerging market countries are included. Original issue zeroes, step-up coupon structures and 144-As are also included in the Index.

An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Portfolios.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 21


HISTORICAL PERFORMANCE
(continued from previous page)

A Word About Risk


U.S. Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Because the Portfolio can invest in foreign securities, it includes risks not associated with funds that invest primarily in U.S. issues, including magnified fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. To the extent that the Portfolio invests a substantial amount of its assets in a particular country, an investment in the Portfolio has the risk that market changes or other events affecting that country may have a more significant effect on the Portfolio's net asset value. The Portfolio may invest in securities issued by non-U.S. companies.


U.S. Large Cap Growth Portfolio

The Portfolio concentrates its investments in a limited number of issues and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than an investment in a company with more modest growth expectations.


Global Real Estate Investment Portfolio

While the Portfolio invests principally in the equity securities of real estate investment trusts, in order to achieve its investment objectives, the Portfolio may invest up to 20% of its total assets in mortgage-backed securities which involve risks described in the prospectus. An investment in the Portfolio is subject to certain risks associated with the direct ownership of real estate and with the real estate industry in general, including declines in the value of real estate, general and local economic conditions and interest rates. The Portfolio concentrates its investments in real estate related investments and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio.


Global Research Growth Portfolio

The Portfolio concentrates its investments in a limited number of industry sectors and issues, and an investment in the Portfolio is therefore subject to greater risk and volatility than investments in a more diversified portfolio. The Portfolio may invest a significant portion of its assets in foreign securities, which can be more volatile than U.S. securities due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Growth investing does not guarantee a profit or eliminate risk. The stocks of these companies can have relatively high valuations. Because of these high valuations, an investment in a growth stock can be more risky than


22 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


an investment in a company with more modest growth expectations. If a growth stock company should fail to meet these high earnings expectations, the price of these stocks can be severely negatively affected.


Global Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be "value" stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. A substantial amount of the Portfolio's assets may be invested in foreign securities, which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Investment in the Portfolio includes risks not associated with funds that invest exclusively in U.S. issues. Because the Portfolio will invest in foreign currency-denominated securities, these fluctuations may be magnified by changes in foreign exchange rates.


International Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.


International Growth Portfolio

Substantially all of the Portfolio's assets will be invested in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. The Portfolio may invest in securities of emerging market nations. These investments have additional risks, such as illiquid or thinly traded markets, company management risk, heightened political instability and currency volatility. Accounting standards and market regulations in emerging market nations are not the same as those in the U.S.


Small-Mid Cap Value Portfolio

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. The Portfolio concentrates its investments in the stocks of small-/mid-capitalization companies, which tend to be more volatile


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 23


HISTORICAL PERFORMANCE
(continued from previous page)

than large-cap companies. Small-/mid-cap stocks may have additional risks because these companies tend to have limited product lines, markets or financial resources. The Portfolio can invest in foreign securities which may magnify these fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Portfolio's net asset value.


Small-Mid Cap Growth Portfolio

The Portfolio concentrates its investments in the stocks of small-/ mid-capitalization companies, which tend to be more volatile than large-cap companies. Small-cap stocks may have additional risks because these companies tend to have limited product lines, markets, financial resources or less liquidity (i.e., more difficulty when buying and selling more than the average daily trading volume of certain investment shares). The Portfolio can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Portfolio will invest in foreign currency denominated securities, fluctuations in the value of the Portfolio's investments may be magnified by changes in foreign exchange rates. The Portfolio pursues an aggressive investment strategy and an investment in the Portfolio is subject to higher risk.


Short Duration Bond Portfolio

The Portfolio's assets can be invested in foreign securities which may magnify asset value fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Because the Portfolio may invest in emerging markets and in developing countries, an investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have an impact on the Portfolio's asset value. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may also invest a portion of its assets in be-


24 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


low investment-grade securities which are subject to greater risk than higher rated securities.


Intermediate Duration Bond Portfolio

The Portfolio normally invests all of its assets in securities that are rated at least BBB by Standard & Poor's (or Baa2 by Moody's Investor Services) or, if unrated, are of comparable quality. The Portfolio may invest in convertible debt securities, preferred stock and dividend-paying stocks, U.S. government obligations, and foreign fixed-income securities. The Portfolio may invest a portion of its assets in foreign securities, which may magnify fluctuations. These fluctuations could be magnified in emerging markets. Price fluctuations may also be caused by changes in interest rates or bond quality ratings. These changes have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. The Portfolio may invest in high yield bonds (i.e., "junk bonds") which involves a greater risk of default and price volatility than other bonds. Investing in non-investment grade presents special risks, including credit risk.


Inflation Protected Securities Portfolio

Among the principal risks of investing in the Portfolio are interest rate risk, credit risk and market risk. Interest rate risk is the risk that changes in interest rates will affect the value of income-producing securities. Credit risk is the risk that a security issuer or the counterparty to certain derivatives will be unable or unwilling to make timely payments of income or principal. Market risk is the risk of losses from adverse changes in the market. To the extent the Portfolio invests in securities of non-U.S. issuers, it may have non-U.S. issuer risk and currency risk.


High Yield Portfolio

The Portfolio can invest in foreign securities, including emerging markets, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries. Price fluctuation in the Portfolio's securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as "junk bonds," involve a greater risk of default and price volatility than other bonds. Investing in non-investment


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 25


HISTORICAL PERFORMANCE
(continued from previous page)

grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. Portfolio purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds.


All Portfolios

While the equity Portfolios invest principally in common stocks and other equity securities and the fixed-income Portfolios invest principally in bonds and fixed-income securities, in order to achieve their investment objectives, the Portfolios may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolios' prospectus.


(Historical Performance continued on next page)


26 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


U.S. VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ----------------------------
PERIODS ENDED FEBRUARY 28, 2007                  6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio             9.88%              16.52%

Russell 1000 Value Index                           9.82%              16.61%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 27


U.S. LARGE CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ----------------------------
PERIODS ENDED FEBRUARY 28, 2007                  6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein U.S. Large Cap
  Growth Portfolio                                 6.54%              -0.97%

Russell 1000 Growth Index                          9.54%               8.05%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


28 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                        Returns
THE PORTFOLIO VS. ITS BENCHMARK               ----------------------------
PERIODS ENDED FEBRUARY 28, 2007               6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Global Real Estate
  Investment Portfolio                            23.71%              38.76%

FTSE EPRA/NAREIT Global Real
  Estate Index                                    23.09%              37.82%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 29


GLOBAL RESEARCH GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
                                                 -----------------------------
THE PORTFOLIO VS. ITS BENCHMARK                                       Since
PERIOD ENDED FEBRUARY 28, 2007                   6 Months           Inception*
-------------------------------------------------------------------------------
AllianceBernstein Global Research
  Growth Portfolio                                 9.76%               9.65%

MSCI World Index                                  10.38%              13.07%


*    Since the Portfolio's inception on 6/1/06.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


30 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


GLOBAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
                                                 -----------------------------
THE PORTFOLIO VS. ITS BENCHMARK                                       Since
PERIOD ENDED FEBRUARY 28, 2007                   6 Months           Inception*
-------------------------------------------------------------------------------
AllianceBernstein Global Value
  Portfolio                                       11.79%              14.47%

MSCI World Index                                  10.38%              13.07%


* Since the Portfolio's inception on 6/1/06.

This Portfolio is relatively new and has been in existence for less than one year. The returns reflected may not be illustrative of long-term performance.

See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 31


INTERNATIONAL VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                  ----------------------------
PERIODS ENDED FEBRUARY 28, 2007                  6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein International
  Value Portfolio                                 13.69%              25.26%

MSCI EAFE Value Index                             13.80%              23.73%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


32 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


INTERNATIONAL GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                         Returns
THE PORTFOLIO VS. ITS BENCHMARK                 ----------------------------
PERIODS ENDED FEBRUARY 28, 2007                 6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein International
  Growth Portfolio                                 9.66%              14.54%

MSCI EAFE Growth Index                            10.50%              18.39%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 33


SMALL-MID CAP VALUE PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                         Returns
THE PORTFOLIO VS. ITS BENCHMARK                   --------------------------
PERIODS ENDED FEBRUARY 28, 2007                 6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Small-Mid Cap
  Value Portfolio                                 14.89%              14.30%

Russell 2500 Value Index                          12.45%              14.85%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


34 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


SMALL-MID CAP GROWTH PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                          Returns
THE PORTFOLIO VS. ITS BENCHMARK                 ----------------------------
PERIODS ENDED FEBRUARY 28, 2007                 6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Small-Mid Cap
  Growth Portfolio                                13.69%               6.15%

Russell 2500 Growth Index                         13.22%               7.96%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 35


SHORT DURATION BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                   --------------------------
PERIODS ENDED FEBRUARY 28, 2007                  6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Short Duration
  Bond Portfolio                                   2.86%               5.40%

Merrill Lynch 1-3 Year Treasury Index              2.47%               4.76%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


36 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


INTERMEDIATE DURATION BOND PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                    --------------------------
PERIODS ENDED FEBRUARY 28, 2007                  6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Intermediate
  Duration Bond Portfolio                          3.62%               5.57%

Lehman Brothers U.S. Aggregate Index               3.66%               5.54%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 37


INFLATION PROTECTED SECURITIES PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                            Returns
THE PORTFOLIO VS. ITS BENCHMARK                    -------------------------
PERIODS ENDED FEBRUARY 28, 2007                 6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein Inflation Protected
  Securities Portfolio                             1.31%               3.71%

Lehman Brothers 1-10 Year TIPS Index               1.33%               3.80%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


38 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HIGH YIELD PORTFOLIO
HISTORICAL PERFORMANCE
(continued from previous page)


                                                           Returns
THE PORTFOLIO VS. ITS BENCHMARK                    -------------------------
PERIODS ENDED FEBRUARY 28, 2007                  6 Months           12 Months
-------------------------------------------------------------------------------
AllianceBernstein High Yield Portfolio             7.87%              10.42%

Lehman Brothers High Yield Index
  (2% constrained)                                 8.31%              11.24%


See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 39


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007

                                                              NAV/SEC Returns+
-------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio
1 Year                                                             16.52%
Since Inception*                                                   15.54%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year                                                             -0.97%
Since Inception*                                                   10.33%

AllianceBernstein Global Real Estate Portfolio
1 Year                                                             38.76%
Since Inception*                                                   34.59%

AllianceBernstein Global Research Growth Portfolio
Since Inception*                                                    9.65%

AllianceBernstein Global Value Portfolio
Since Inception*                                                   14.47%

AllianceBernstein International Value Portfolio
1 Year                                                             25.26%
Since Inception*                                                   32.46%

AllianceBernstein International Growth Portfolio
1 Year                                                             14.54%
Since Inception*                                                   21.04%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year                                                             14.30%
Since Inception*                                                   15.41%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year                                                              6.15%
Since Inception*                                                   18.40%


* Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

+    These Portfolios are offered at net asset value (NAV) and their SEC returns and the same as their NAV returns.


Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Returns for these two Portfolios are cumulative, not annualized.

See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


40 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF FEBRUARY 28, 2007

                                                               NAV/SEC Returns+
-------------------------------------------------------------------------------
AllianceBernstein Short Duration Bond Portfolio
1 Year                                                               5.40%
Since Inception*                                                     3.99%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year                                                               5.57%
Since Inception*                                                     4.37%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year                                                               3.71%
Since Inception*                                                     2.45%

AllianceBernstein High Yield Portfolio
1 Year                                                              10.42%
Since Inception*                                                     9.32%


* Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

+    These Portfolios are offered at net asset value (NAV) and their SEC returns and the same as their NAV returns.

See Historical Performance and Benchmark disclosures on pages 19-26.

(Historical Performance continued on next page)


AllianceBernstein POOLING PORTFOLIOS o 41


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                 SEC Returns
-------------------------------------------------------------------------------
AllianceBernstein U.S. Value Portfolio
1 Year                                                              17.12%
Since Inception*                                                    15.72%

AllianceBernstein U.S. Large Cap Growth Portfolio
1 Year                                                               0.73%
Since Inception*                                                    10.76%

AllianceBernstein Global Real Estate Investment Portfolio
1 Year                                                              34.35%
Since Inception*                                                    33.26%

AllianceBernstein Global Research Growth Portfolio
Since Inception*                                                    11.59%

AllianceBernstein Global Value Portfolio
Since Inception*                                                    15.91%

AllianceBernstein International Value Portfolio
1 Year                                                              22.21%
Since Inception*                                                    32.02%

AllianceBernstein International Growth Portfolio
1 Year                                                              13.38%
Since Inception*                                                    21.89%

AllianceBernstein Small-Mid Cap Value Portfolio
1 Year                                                              14.64%
Since Inception*                                                    16.45%

AllianceBernstein Small-Mid Cap Growth Portfolio
1 Year                                                               3.45%
Since Inception*                                                    18.69%


* Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

Global Research Growth Portfolio and Global Value Portfolio are relatively new and have been in existence for less than one year. The returns reflected may not be illustrative of long-term performance. Returns for these two Portfolios are cumulative, not annualized.

See Historical Performance and Benchmark disclosures on pages 19-26. (Historical Performance continued on next page)


42 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


HISTORICAL PERFORMANCE
(continued from previous page)


SEC AVERAGE ANNUAL RETURNS
AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

                                                                 SEC Returns
-------------------------------------------------------------------------------
AllianceBernstein Short Duration Bond Portfolio
1 Year                                                               5.67%
Since Inception*                                                     4.04%

AllianceBernstein Intermediate Duration Bond Portfolio
1 Year                                                               6.70%
Since Inception*                                                     4.22%

AllianceBernstein Inflation Protected Securities Portfolio
1 Year                                                               5.44%
Since Inception*                                                     2.73%

AllianceBernstein High Yield Portfolio
1 Year                                                              10.57%
Since Inception*                                                     9.00%


* Inception date: 5/20/05 for all Portfolios, except Global Research Growth Portfolio and Global Value Portfolio; their inception date is 6/1/06.

See Historical Performance and Benchmark disclosures on pages 19-26.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 43


FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.


Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.


Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                       Beginning             Ending     Expenses   Annualized
                   Account Value      Account Value  Paid During      Expense
               September 1, 2006  February 28, 2007     Period *      Ratio *
-------------------------------------------------------------------------------
U.S. Value
  Portfolio
Actual                    $1,000          $1,098.77        $0.10         0.02%
Hypothetical **           $1,000          $1,024.70        $0.10         0.02%
-------------------------------------------------------------------------------
U.S. Large
  Cap Growth
  Portfolio
Actual                    $1,000          $1,065.36        $0.10         0.02%
Hypothetical **           $1,000          $1,024.70        $0.10         0.02%
-------------------------------------------------------------------------------
Global Real
  Estate
  Investment
  Portfolio
Actual                    $1,000          $1,237.06        $0.28         0.05%
Hypothetical **           $1,000          $1,024.55        $0.25         0.05%
-------------------------------------------------------------------------------
International
  Value
  Portfolio
Actual                    $1,000          $1,136.93        $0.37         0.07%
Hypothetical **           $1,000          $1,024.45        $0.35         0.07%


* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181/365 (to reflect the one-half year period)

**   Assumes 5% return before expenses.


44 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


FUND EXPENSES
(continued from previous page)


                       Beginning             Ending     Expenses   Annualized
                   Account Value      Account Value  Paid During      Expense
               September 1, 2006  February 28, 2007     Period *      Ratio *
-------------------------------------------------------------------------------
International
  Growth
  Portfolio
Actual                    $1,000          $1,096.64        $0.36         0.07%
Hypothetical **           $1,000          $1,024.45        $0.35         0.07%
-------------------------------------------------------------------------------
Small-Mid
  Cap Value
  Portfolio
Actual                    $1,000          $1,148.87        $0.27         0.05%
Hypothetical **           $1,000          $1,024.55        $0.25         0.05%
-------------------------------------------------------------------------------
Small-Mid
  Cap Growth
  Portfolio
Actual                    $1,000          $1,136.87        $0.26         0.05%
Hypothetical **           $1,000          $1,024.55        $0.25         0.05%
-------------------------------------------------------------------------------
Global
  Value
  Portfolio
Actual                    $1,000          $1,117.87        $0.79         0.15%
Hypothetical **           $1,000          $1,024.05        $0.75         0.15%
-------------------------------------------------------------------------------
Global
  Research
  Growth
  Portfolio
Actual                    $1,000          $1,097.61        $0.78         0.15%
Hypothetical **           $1,000          $1,024.05        $0.75         0.15%
-------------------------------------------------------------------------------
Short Duration
  Bond Portfolio
Actual                    $1,000          $1,028.57        $0.15         0.03%
Hypothetical **           $1,000          $1,024.65        $0.15         0.03%
-------------------------------------------------------------------------------
Intermediate
  Duration
  Bond Portfolio
Actual                    $1,000          $1,036.24        $0.20         0.04%
Hypothetical **           $1,000          $1,024.60        $0.20         0.04%
-------------------------------------------------------------------------------
Inflation
  Protected
  Securities
  Portfolio
Actual                    $1,000          $1,013.06        $0.20         0.04%
Hypothetical **           $1,000          $1,024.60        $0.20         0.04%
-------------------------------------------------------------------------------
High-Yield
  Portfolio
Actual                    $1,000          $1,078.73        $0.36         0.07%
Hypothetical **           $1,000          $1,024.45        $0.35         0.07%


* Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by the 181/365 (to reflect the one-half year period)

**   Assumes 5% return before expenses.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 45


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


U.S. VALUE PORTFOLIO

SECTOR BREAKDOWN*

o   32.8%  Financial
o   11.4%  Energy
o   11.3%  Consumer Staples
o    9.4%  Utilities
o    8.3%  Consumer Growth
o    6.3%  Capital Equipment             [PIE CHART OMITTED]
o    6.0%  Consumer Cyclicals
o    4.9%  Industrial Resources
o    4.8%  Technology
o    0.4%  Services

o    4.4%  Short-Term


U.S. LARGE CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*

o   28.2%  Technology
o   19.8%  Finance
o   15.7%  Consumer Services
o   14.8%  Health Care
o    5.5%  Aerospace & Defense             [PIE CHART OMITTED]
o    5.2%  Consumer Staples
o    4.1%  Energy
o    2.4%  Capital Goods
o    1.8%  Basic Industry
o    0.3%  Consumer Manufacturing

o    2.2%  Short-Term


* All data are as of February 28, 2007. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


46 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO

INDUSTRY BREAKDOWN*

o   34.7%  Diversified & Others
o   15.2%  Office
o    8.9%  Apartments
o    8.3%  Retail
o    5.8%  Regional Malls
o    5.0%  Other
o    5.0%  Shopping Centers             [PIE CHART OMITTED]
o    3.6%  Lodging
o    3.5%  Health Care
o    3.0%  Industrial
o    2.8%  Warehouse & Industrial
o    2.1%  Self Storage
o    0.7%  Restaurants & Lodging

o    1.4%  Short-Term


COUNTRY BREAKDOWN*

o   38.7%  United States
o   13.2%  Japan
o    8.6%  Australia
o    8.6%  Hong Kong
o    7.7%  United Kingdom             [PIE CHART OMITTED]
o    7.0%  France
o    6.0%  Canada
o    2.7%  Singapore
o    2.0%  Netherlands
o    1.5%  Germany
o    1.3%  Finland
o    0.7%  Italy
o    0.6%  Norway

o    1.4%  Short-Term


* All data are as of February 28, 2007. The Portfolio's industry and country breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 47


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


INTERNATIONAL VALUE PORTFOLIO

SECTOR BREAKDOWN*

o   35.4%  Financial
o   13.3%  Industrial Commodities
o   11.6%  Capital Equipment
o   10.4%  Energy
o    6.3%  Technology/Electronics             [PIE CHART OMITTED]
o    4.1%  Telecommunication
o    4.1%  Consumer Staples
o    3.8%  Transportation
o    3.6%  Medical
o    3.4%  Utilities
o    2.8%  Construction & Housing

o    1.2%  Short-Term


COUNTRY BREAKDOWN*

o   20.1%  United Kingdom
o   18.6%  Japan
o   15.5%  France
o   13.0%  Germany
o    7.1%  Netherlands
o    4.6%  South Korea                        [PIE CHART OMITTED]
o    4.2%  Italy
o    4.0%  Taiwan
o    2.3%  Switzerland
o    1.8%  Brazil
o    1.6%  China
o    1.5%  Belgium
o    4.5%  Other

o    1.2%  Short-Term


* All data are as of February 28, 2007. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Value Portfolio represents less than 1.5% weightings in Hong Kong, Hungary, Israel, Spain and Sweden.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


48 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


INTERNATIONAL GROWTH PORTFOLIO

SECTOR BREAKDOWN*

o   32.9%  Finance
o   10.9%  Consumer Manufacturing
o   10.0%  Health Care
o    8.3%  Basic Industry
o    8.3%  Consumer Services                        [PIE CHART OMITTED]
o    7.4%  Capital Goods
o    7.1%  Technology
o    6.3%  Consumer Staples
o    2.7%  Multi-Industry Companies
o    2.6%  Energy
o    2.0%  Utilities

o    1.5%  Short-Term


COUNTRY BREAKDOWN*

o   22.5%  Japan
o   20.4%  Switzerland
o   12.9%  United Kingdom
o    8.7%  France
o    4.3%  Italy
o    4.2%  Ireland                               [PIE CHART OMITTED]
o    4.1%  Australia
o    4.1%  Spain
o    2.9%  Germany
o    2.8%  Hong Kong
o    2.6%  Mexico
o    2.1%  Brazil
o    6.9%  Other

o    1.5%  Short-Term


* All data are as of February 28, 2007. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for International Growth Portfolio represents less than 2.1% weightings in China, Finland, India, Russia, Sweden and Taiwan.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 49


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


SMALL-MID CAP VALUE PORTFOLIO

SECTOR BREAKDOWN*

o   22.1%  Financial
o   11.9%  Capital Equipment
o   11.7%  Industrial Resources
o   10.1%  Services
o    9.3%  Consumer Staples                               [PIE CHART OMITTED]
o    8.6%  Technology
o    7.2%  Consumer Cyclicals
o    6.4%  Utilities
o    5.2%  Consumer Growth
o    1.2%  Energy

o    6.3%  Short-Term


SMALL-MID CAP GROWTH PORTFOLIO

SECTOR BREAKDOWN*

o   24.4%  Consumer Services
o   24.0%  Technology
o   17.9%  Health Care
o    9.7%  Capital Goods
o    9.4%  Energy                               [PIE CHART OMITTED]
o    6.0%  Finance
o    3.4%  Basic Industry
o    2.5%  Transportation
o    1.5%  Aerospace & Defense

o    1.2%  Short-Term


* All data are as of February 28, 2007. The Portfolios' sector breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The security type classifications presented herein are based on the security type categorization methodology of the Adviser. These security type classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


50 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


GLOBAL VALUE PORTFOLIO

SECTOR BREAKDOWN*

o   35.1%  Finance
o    9.8%  Energy
o    9.7%  Consumer Services
o    7.9%  Basic Industry
o    7.7%  Consumer Manufacturing
o    6.4%  Technology                               [PIE CHART OMITTED]
o    5.1%  Utilities
o    4.4%  Consumer Staples
o    4.4%  Health Care
o    2.4%  Transportation
o    2.0%  Aerospace & Defense
o    2.0%  Capital Goods
o    1.3%  Industrial Resources

o    1.8%  Short-Term


COUNTRY BREAKDOWN*

o   37.9%  United States
o   10.0%  United Kingdom
o    9.6%  Japan
o    7.5%  France
o    6.3%  Germany                               [PIE CHART OMITTED]
o    4.3%  Netherlands
o    3.8%  Canada
o    2.5%  Italy
o    2.2%  Hong Kong
o    1.8%  South Korea
o    1.6%  Switzerland
o    1.2%  Belgium
o    9.5%  Other

o    1.8%  Short-Term


* All data are as of February 28, 2007. The Portfolio's sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for Global Value Portfolio represents less than 1.2% weightings in Australia, Austria, Cayman Islands, China, Greece, Hungary, India, Luxembourg, Singapore, South Africa, Spain, Taiwan and Thailand.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 51


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)

GLOBAL RESEARCH GROWTH PORTFOLIO

SECTOR BREAKDOWN*

o   29.0%  Finance
o   13.4%  Health Care
o   12.1%  Technology
o    8.4%  Basic Industry
o    7.9%  Consumer Services
o    7.8%  Consumer Staples                               [PIE CHART OMITTED]
o    5.8%  Energy
o    5.7%  Consumer Manufacturing
o    5.1%  Capital Goods
o    1.6%  Multi-Industry Companies
o    1.4%  Aerospace & Defense
o    1.3%  Utilities

o    0.5%  Short-Term


COUNTRY BREAKDOWN*

o   51.0%  United States
o   11.5%  Switzerland
o    8.5%  Japan
o    7.1%  United Kingdom
o    2.7%  France
o    2.6%  Italy                               [PIE CHART OMITTED]
o    2.1%  Bermuda
o    2.0%  Brazil
o    2.0%  Russia
o    1.7%  Australia
o    1.3%  China
o    1.2%  Spain
o    5.8%  Other

o    0.5%  Short-Term


* All data are as of February 28, 2007. The Portfolios' sector and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" country weightings for Global Research Growth Portfolio represents less than 1.2% weightings in Argentina, Cayman Islands, Finland, Greece, Hong Kong, India, Ireland, Israel, Luxembourg, Mexico, Netherlands, South Korea, Sweden and Taiwan.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


52 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


SHORT DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*

o   20.7%  Mortgage Pass-Thrus
o   15.8%  Government-Related -- US Agencies
o   14.3%  Mortgage CMOS                               [PIE CHART OMITTED]
o   13.7%  U.S. Treasuries
o   10.8%  Commercial Mortgage Backed Securities
o    7.5%  Corporates -- Investment Grade
o    6.1%  Asset-Backed Securities

o   11.1%  Short-Term


INTERMEDIATE DURATION BOND PORTFOLIO

SECURITY TYPE BREAKDOWN*

o   40.9%  Mortgage Pass-Thrus
o   12.9%  Corporates -- Investment Grade
o   10.8%  Non-US Dollar
o    6.7%  Commercial Mortgage Backed Securities
o    6.3%  U.S. Treasuries                               [PIE CHART OMITTED]
o    2.8%  Asset Backed Securities
o    2.4%  Government-Related -- Non US Issuers
o    2.2%  Mortgage CMOS
o    0.1%  Corporates -- Non-Investment Grade

o   14.9%  Short Term


* All data are as of February 28, 2007. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 53


PORTFOLIO SUMMARY
February 28, 2007 (unaudited)


INFLATION PROTECTED SECURITIES PORTFOLIO

SECURITY TYPE BREAKDOWN*

o   97.9%  U.S. Government & Government
           Sponsored Agency Obligations                     [PIE CHART OMITTED]
o    1.6%  Non U.S. Dollar Sovereign Debt Obligations

o    0.5%  Short-Term


HIGH YIELD PORTFOLIO

SECURITY TYPE BREAKDOWN*

o   92.7%  Corporates -- Non-Investment Grade
o    4.4%  Corporates -- Investment Grade                   [PIE CHART OMITTED]
o    0.9%  Emerging Markets -- Non-Investment Grade
o    0.2%  Preferred Stocks
o    0.0%  Common Stocks

o    1.8%  Short-Term


* All data are as of February 28, 2007. The Portfolios' security type breakdowns are expressed as a percentage of total investments and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser. These sector classifications are broadly defined. The "Portfolio of Investments" section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio's prospectus.


54 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


U.S. VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-95.4%
Financial-32.7%
Banks - NYC-7.0%
CIT Group, Inc.                                  97,300     $  5,494,531
Citigroup, Inc.                               1,729,800       87,181,920
JPMorgan Chase & Co.                          1,299,100       64,175,540
                                                             ------------
                                                             156,851,991

Finance - Personal Loans-0.8%
Countrywide Financial Corp.                     432,400       16,552,272

Life Insurance-2.4%
Genworth Financial, Inc.-Class A                449,200       15,888,204
MetLife, Inc.                                   316,300       19,974,345
Prudential Financial, Inc.                       42,800        3,892,232
Torchmark Corp.                                 101,400        6,481,488
UnumProvident Corp.                             342,700        7,337,207
                                                             ------------
                                                              53,573,476

Major Regional Banks-8.1%
Bank of America Corp.                         1,327,994       67,555,055
BB&T Corp.                                       32,700        1,389,096
Comerica, Inc.                                  198,600       11,993,454
Fifth Third Bancorp                             186,000        7,492,080
Keycorp                                          89,900        3,392,826
Mellon Financial Corp.                          308,300       13,389,469
National City Corp.                             442,800       16,759,980
SunTrust Banks, Inc.                            149,800       12,629,638
U.S. Bancorp                                    336,000       11,981,760
Wachovia Corp.                                  335,400       18,571,098
Wells Fargo & Co.                               449,200       15,587,240
                                                             ------------
                                                             180,741,696

Miscellaneous Financial-3.8%
Goldman Sachs Group, Inc.                        25,000        5,040,000
Janus Capital Group, Inc.                       373,650        7,940,063
MBIA, Inc.                                      201,400       13,387,058
Merrill Lynch & Co., Inc.                       389,500       32,593,360
MGIC Investment Corp.                           182,500       11,013,875
Morgan Stanley                                  161,100       12,069,612
Waddell & Reed Financial, Inc.-Class A          151,300        3,688,694
                                                             ------------
                                                              85,732,662

Multi-Line Insurance-3.5%
American International Group, Inc.              741,900       49,781,490
Fidelity National Financial, Inc.-Class A       522,500       12,540,000
Hartford Financial Services Group, Inc.         174,600       16,510,176
                                                             ------------
                                                              78,831,666


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 55


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Property - Casualty Insurance-3.6%
ACE, Ltd.                                       145,900     $  8,193,744
Allstate Corp.                                   97,050        5,828,823
Chubb Corp.                                     296,800       15,151,640
Old Republic International Corp.                496,200       11,075,184
PartnerRe, Ltd.                                  66,100        4,592,628
RenaissanceRe Holdings, Ltd.                    128,700        6,599,736
The Travelers Cos, Inc.                         397,186       20,161,161
XL Capital Ltd.-Class A                         124,300        8,825,300
                                                             ------------
                                                              80,428,216

Savings & Loan-3.5%
Astoria Financial Corp.                         235,300        6,651,931
Federal Home Loan Mortgage Corp.                330,500       21,211,490
Federal National Mortgage Association           500,500       28,393,365
Washington Mutual, Inc.                         513,500       22,121,580
                                                             ------------
                                                              78,378,366
                                                             ------------
                                                             731,090,345

Energy-11.4%
Gas Pipelines-0.0%
El Paso Corp.                                    56,000          805,280

Oils - Integrated Domestic-2.7%
ConocoPhillips                                  365,500       23,911,010
Marathon Oil Corp.                              233,500       21,187,790
Occidental Petroleum Corp.                       71,200        3,288,016
Total SA (ADR)                                  162,000       10,905,840
                                                             ------------
                                                              59,292,656

Oils - Integrated International-8.7%
BP PLC (ADR)                                    170,700       10,521,948
Chevron Corp.                                   838,300       57,515,763
Exxon Mobil Corp.                             1,642,000      117,698,560
Royal Dutch Shell PLC (ADR)                     133,400        8,672,334
                                                             ------------
                                                             194,408,605
                                                             ------------
                                                             254,506,541

Consumer Staples-11.3%
Beverages - Soft, Lite & Hard-1.3%
The Coca-Cola Co.                               101,400        4,733,352
Coca-Cola Enterprises, Inc.                     224,800        4,516,232
Molson Coors Brewing Co.-Class B                154,000       13,003,760
PepsiCo, Inc.                                   124,100        7,836,915
                                                             ------------
                                                              30,090,259


56 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Foods-2.8%
Bunge, Ltd.                                      53,800     $  4,269,568
ConAgra Foods, Inc.                             419,900       10,594,077
General Mills, Inc.                             198,500       11,187,460
Kellogg Co.                                     210,100       10,488,192
Kimberly-Clark Corp.                            200,000       13,622,000
Kraft Foods, Inc.-Class A                        32,700        1,043,784
Sara Lee Corp.                                  654,400       10,771,424
                                                             ------------
                                                              61,976,505

Restaurants-1.1%
McDonald's Corp.                                556,700       24,338,924

Retail Stores - Food-1.2%
Kroger Co.                                      398,300       10,224,361
Safeway, Inc.                                   458,600       15,853,802
                                                             ------------
                                                              26,078,163

Soaps-2.6%
Clorox Co.                                      152,900        9,687,744
Colgate-Palmolive Co.                           180,200       12,138,272
Procter & Gamble Co.                            590,100       37,465,449
                                                             ------------
                                                              59,291,465

Tobacco-2.3%
Altria Group, Inc.                              486,800       41,027,504
UST, Inc.                                       173,900       10,096,634
                                                             ------------
                                                              51,124,138
                                                             ------------
                                                             252,899,454

Utilities-9.4%
Electric Companies-2.3%
Allegheny Energy, Inc.(a)                       235,800       11,139,192
Alliant Energy Corp.                             17,600          736,032
Constellation Energy Group, Inc.                 34,350        2,702,314
Entergy Corp.                                   143,700       14,183,190
Northeast Utilities                             137,900        4,007,374
TXU Corp.                                       195,600       12,938,940
Wisconsin Energy Corp.                           85,125        4,081,744
                                                             ------------
                                                              49,788,786

Telephone-7.1%
American Tower Corp.-Class A(a)                  90,000        3,486,600
AT&T, Inc.                                    2,070,855       76,207,464
Crown Castle International Corp.(a)             287,600        9,421,776
Embarq Corp.-Class W                             38,305        2,120,182
Idearc, Inc.                                     18,740          637,160
Sprint Nextel Corp.                           1,215,600       23,436,768
Verizon Communications, Inc.                  1,164,200       43,576,006
                                                             ------------
                                                             158,885,956
                                                             ------------
                                                             208,674,742


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 57


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Growth-8.3%
Advertising-0.3%
Interpublic Group of Cos., Inc.(a)              611,100     $  7,693,749

Drugs-4.1%
Merck & Co. Inc.                                690,200       30,479,232
Pfizer, Inc.                                  2,489,800       62,145,408
                                                             ------------
                                                              92,624,640

Entertainment-2.5%
CBS Corp.-Class B                               540,000       16,389,000
Time Warner, Inc.                             1,335,900       27,185,565
Viacom, Inc.-Class B(a)                         128,000        4,997,120
The Walt Disney Co.                             198,900        6,814,314
                                                             ------------
                                                              55,385,999

Hospital Management-0.0%
Tenet Healthcare Corp.(a)                       157,800        1,077,774

Other Medical-0.4%
AmerisourceBergen Corp.-Class A                 156,700        8,253,389

Radio - TV Broadcasting-1.0%
Comcast Corp.-Class A(a)                        605,700       15,578,604
Comcast Corp.-Special-Class A(a)                223,425        5,686,166
                                                             ------------
                                                              21,264,770
                                                             ------------
                                                             186,300,321

Capital Equipment-6.2%
Aerospace & Defense-0.5%
Boeing Co.                                      126,400       11,030,928

Auto Trucks - Parts-0.8%
Cummins, Inc.                                    85,100       11,461,268
Eaton Corp.                                      81,900        6,634,719
                                                             ------------
                                                              18,095,987

Defense-1.1%
Lockheed Martin Corp.                           108,700       10,574,336
Northrop Grumman Corp.                          200,900       14,434,665
                                                             ------------
                                                              25,009,001

Electrical Equipment-3.1%
Cooper Industries, Ltd.-Class A                  54,800        5,027,352
General Electric Co.                          1,853,700       64,731,204
                                                             ------------
                                                              69,758,556

Miscellaneous Capital Goods-0.7%
Ingersoll-Rand Co. Ltd.-Class A                 144,000        6,236,640
SPX Corp.                                       132,300        9,247,770
                                                             ------------
                                                              15,484,410
                                                             ------------
                                                             139,378,882


58 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclicals-6.0%
Autos & Auto Parts OEMS-1.9%
American Axle & Manufacturing Holdings, Inc.     11,000       $  269,830
Autoliv, Inc.                                   162,800        9,287,740
BorgWarner, Inc.                                121,100        8,917,804
DaimlerChrysler AG                              159,000       10,823,130
Magna International, Inc.-Class A               109,000        8,022,400
Toyota Motor Corp. (ADR)                         30,200        4,031,700
                                                             ------------
                                                              41,352,604

Household - Appliances/Durables-0.5%
Black & Decker Corp.                            123,600       10,415,772

Miscellaneous Consumer Cyclicals-0.1%
Newell Rubbermaid, Inc.                          90,900        2,783,358

Retailers-2.1%
Dollar Tree Stores, Inc.(a)                     107,900        3,680,469
Federated Department Stores, Inc.               168,100        7,507,346
The Gap, Inc.                                   655,500       12,579,045
Limited Brands Inc.                             282,000        7,805,760
Office Depot, Inc.(a)                           309,400       10,321,584
Saks, Inc.                                      299,500        5,786,340
                                                             ------------
                                                              47,680,544

Textiles/Shoes - Apparel Manufacturing-0.9%
Jones Apparel Group, Inc.                       256,400        8,440,688
VF Corp.                                        150,500       12,011,405
                                                             ------------
                                                              20,452,093

Toys-0.5%
Mattel, Inc.                                    455,500       11,847,555
                                                             ------------
                                                             134,531,926

Industrial Resources-4.9%
Chemicals-2.6%
Avery Dennison Corp.                            149,100        9,909,186
Dow Chemical Co.                                449,200       19,674,960
E.I. Du Pont de Nemours & Co.                   164,400        8,343,300
Hercules, Inc.(a)                                63,825        1,286,712
Lubrizol Corp.                                  123,500        6,422,000
PPG Industries, Inc.                            163,400       10,825,250
                                                             ------------
                                                              56,461,408

Containers - Metal/Glass/Paper-1.0%
Crown Holdings, Inc.(a)                         374,900        8,562,716
Owens-Illinois, Inc.(a)                         275,200        6,538,752
Sonoco Products Co.                             210,400        7,789,008
                                                             ------------
                                                              22,890,476

Paper-0.7%
Smurfit-Stone Container Corp.(a)                439,600        5,424,664
Temple-Inland, Inc.                             179,600       10,740,080
                                                             ------------
                                                              16,164,744


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 59


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Steel-0.6%
Arcelor Mittal                                  250,200     $ 12,725,172
                                                             ------------
                                                             108,241,800

Technology-4.8%
Communication - Equipment Manufacturers-0.6%
Cisco Systems, Inc.(a)                          177,700        4,609,538
Nokia OYJ (ADR)                                 379,300        8,280,119
                                                             ------------
                                                              12,889,657

Computer Services/Software-1.5%
Accenture Ltd.-Class A                          235,400        8,403,780
Ceridian Corp.(a)                               204,800        6,680,576
Electronic Data Systems Corp.                   321,700        9,014,034
Microsoft Corp.                                 336,800        9,487,656
                                                             ------------
                                                              33,586,046

Computer/Instrumentation-0.8%
Celestica, Inc.(a)                              339,400        2,131,432
Flextronics International Ltd.(a)               924,900       10,109,157
Sanmina-SCI Corp.(a)                            599,600        2,224,516
Solectron Corp.(a)                              959,100        3,088,302
                                                             ------------
                                                              17,553,407

Computers-1.1%
Hewlett-Packard Co.                             260,600       10,262,428
International Business Machines Corp.           149,800       13,932,898
                                                             ------------
                                                              24,195,326

Miscellaneous Industrial Technology-0.3%
Arrow Electronics, Inc.(a)                      136,200        5,219,184
Tech Data Corp.(a)                               42,875        1,598,380
                                                             ------------
                                                               6,817,564

Office Automation-0.5%
Lexmark International, Inc.-Class A(a)          182,600       11,058,256
                                                             ------------
                                                             106,100,256

Services-0.4%
Railroads-0.4%
CSX Corp.                                       245,400        9,244,218

Total Common Stocks
  (cost $1,836,743,018)                                    2,130,968,485

SHORT-TERM INVESTMENTS-4.3%
Investment Companies-4.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $96,946,304)                         96,946,304       96,946,304


60 o ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO


Company                                                     U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-99.7%
  (cost $1,933,689,322)                                 $  2,227,914,789
Other assets less liabilities-0.3%                             6,275,030

Net Assets-100.0%                                       $  2,234,189,819


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN U.S. VALUE PORTFOLIO o 61


U.S. LARGE CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.2%

Technology-28.6%
Communication Equipment-4.1%
Cisco Systems, Inc.(a)                        2,942,500     $ 76,328,450
QUALCOMM, Inc.                                  354,900       14,295,372
                                                             ------------
                                                              90,623,822

Communication Services-0.5%
Monster Worldwide, Inc.(a)                      206,000       10,271,160

Computer Hardware/Storage-8.6%
Apple, Inc.(a)                                1,303,550      110,293,366
Hewlett-Packard Co.                           1,425,900       56,151,942
Sun Microsystems, Inc.(a)                     3,607,400       22,113,362
                                                             ------------
                                                             188,558,670

Computer Peripherals-1.7%
Network Appliance, Inc.(a)                      950,200       36,744,234

Computer Services-0.4%
DST Systems, Inc.(a)                            114,100        8,034,922

Internet Infrastructure-1.1%
Akamai Technologies, Inc.(a)                    482,900       24,903,153

Internet Media-5.5%
Google, Inc.-Class A(a)                         267,605      120,275,067

Semiconductor Components-3.7%
Broadcom Corp.-Class A(a)                     1,504,300       51,281,587
NVIDIA Corp.(a)                               1,008,300       31,257,300
                                                             ------------
                                                              82,538,887

Software-3.0%
Adobe Systems, Inc.(a)                          446,700       17,532,975
Microsoft Corp.                               1,753,200       49,387,644
                                                             ------------
                                                              66,920,619
                                                             ------------
                                                             628,870,534

Finance-20.0%
Banking - Money Center-4.0%
Credit Suisse Group (New York Exchange)
  (ADR)                                         826,385       57,227,161
JPMorgan Chase & Co.                            629,300       31,087,420
                                                             ------------
                                                              88,314,581


62 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Brokerage & Money Management-11.3%
The Charles Schwab Corp.                      1,407,000     $ 26,001,360
Franklin Resources, Inc.                        571,650       67,105,993
Goldman Sachs Group, Inc.                       142,090       28,645,344
Janus Capital Group, Inc.                       116,500        2,475,625
Lazard Ltd.-Class A                             232,000       11,945,680
Legg Mason, Inc.                                477,940       49,103,556
Lehman Brothers Holdings, Inc.                   83,000        6,083,900
Merrill Lynch & Co., Inc.                       677,400       56,684,832
                                                             ------------
                                                             248,046,290

Financial Services-2.8%
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                        64,800       34,935,624
NYSE Group, Inc.(a)                             318,700       27,057,630
                                                             ------------
                                                              61,993,254

Insurance-1.9%
American International Group, Inc.              619,560       41,572,476
                                                             ------------
                                                             439,926,601

Consumer Services-15.9%
Apparel-0.6%
Nike, Inc.-Class B                              133,800       13,978,086

Broadcasting & Cable-3.8%
Comcast Corp.-Special-Class A(a)              2,343,250       59,635,712
Time Warner, Inc.                             1,171,700       23,844,095
                                                             ------------
                                                              83,479,807

Cellular Communications-1.0%
America Movil SAB de CV Series L (ADR)          341,200       14,944,560
Nii Holdings Inc-B(a)                           112,800        7,990,752
                                                             ------------
                                                              22,935,312

Gaming-0.3%
Melco PBL Entertainment Macau Ltd. (ADR)(a)     340,597        5,653,910

Restaurants & Lodging-5.3%
Hilton Hotels Corp.                             603,300       21,296,490
Las Vegas Sands Corp.(a)                        169,800       14,650,344
McDonald's Corp.                                957,350       41,855,342
Starwood Hotels & Resorts Worldwide, Inc.       577,750       38,015,950
                                                             ------------
                                                             115,818,126

Retail - General Merchandise-4.9%
eBay, Inc.(a)                                   405,000       12,984,300
Kohl's Corp.(a)                                 701,200       48,375,788
Target Corp.                                    759,050       46,704,347
                                                             ------------
                                                             108,064,435
                                                             ------------
                                                             349,929,676


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 63


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Health Care-15.0%
Biotechnology-5.2%
Genentech, Inc.(a)                              504,900     $ 42,598,413
Gilead Sciences, Inc.(a)                        992,000       70,987,520
                                                             ------------
                                                             113,585,933

Medical Products-4.5%
Abbott Laboratories                             507,200       27,703,264
Alcon, Inc.                                     542,000       67,544,040
Medtronic, Inc.                                  86,800        4,371,248
                                                             ------------
                                                              99,618,552

Medical Services-5.3%
WellPoint, Inc.(a)                            1,460,600      115,957,034
                                                             ------------
                                                             329,161,519

Aerospace & Defense-5.6%
Aerospace-5.6%
Boeing Co.                                    1,016,800       88,736,136
Rockwell Collins, Inc.                          287,550       18,828,774
Spirit Aerosystems Holdings, Inc.-Class A(a)    532,200       15,705,222
                                                             ------------
                                                             123,270,132

Consumer Staples-5.3%
Food-1.3%
WM Wrigley Jr Co.                               592,000       29,481,600

Household Products-4.0%
Procter & Gamble Co.                          1,372,300       87,127,327
                                                             ------------
                                                             116,608,927

Energy-4.2%
Oil Service-4.2%
GlobalSantaFe Corp.                             107,900        6,218,277
Halliburton Co.                               1,872,500       57,822,800
Schlumberger, Ltd.                              428,500       26,909,800
                                                             ------------
                                                              90,950,877

Capital Goods-2.5%
Engineering & Construction-1.0%
Fluor Corp.                                     255,600       21,590,532

Miscellaneous-1.5%
General Electric Co.                            937,900       32,751,468
                                                             ------------
                                                              54,342,000

Basic Industry-1.8%
Chemicals-1.8%
Monsanto Co.                                    752,400       39,643,956

Consumer Manufacturing-0.3%
Auto & Related-0.3%
Toyota Motor Corp. (ADR)                         50,040        6,680,340
                                                             ------------

Total Common Stocks
  (cost $1,980,157,333)                                    2,179,384,562


64 o ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS-2.2%
Investment Companies-2.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $48,020,987)                         48,020,987  $    48,020,987
                                                         ----------------

Total Investments-101.4%
  (cost $2,028,178,320)                                    2,227,405,549
Other assets less liabilities-(1.4)%                         (31,115,944)
                                                         ----------------

Net Assets-100.0%                                        $ 2,196,289,605


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN U.S. LARGE CAP GROWTH PORTFOLIO o 65


GLOBAL REAL ESTATE INVESTMENT PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-97.5%
Real Estate Investment Trusts-96.8%
Apartments-8.8%
Apartment Investment & Management Co.-
  Class A                                       154,800     $  9,111,528
Archstone-Smith Trust                           169,400        9,555,854
AvalonBay Communities, Inc.                      85,200       11,720,112
Boardwalk Real Estate Investment Trust          190,400        8,123,256
Camden Property Trust                            35,400        2,548,092
Canadian Apartment Properties REI               100,000        1,812,586
Deutsche Wohnen AG                               60,000        3,656,112
Equity Residential                              313,200       15,907,428
Essex Property Trust, Inc.                       27,000        3,750,030
Mid-America Apartment Communities, Inc.         164,500        9,085,335
Mirvac Group                                  1,699,816        7,594,200
Stockland                                       444,084        3,031,833
United Dominion Realty Trust, Inc.              243,350        7,945,377
                                                             ------------
                                                              93,841,743

Diversified & Others-34.3%
Alexandria Real Estate Equities, Inc.           108,700       11,434,153
British Land Co. PLC                            712,226       20,869,958
Canadian Real Estate Investment Trust           241,800        6,818,198
Cominar Real Estate Investment Trust            164,900        3,592,384
Digital Realty Trust, Inc.                      333,400       13,215,976
Fonciere Des Regions                             92,300       16,936,106
Forest City Enterprises, Inc.-Class A           208,013       12,851,043
General Property Group                        3,347,500       13,315,045
H&R Real Estate Investment                      137,100        3,018,404
Hang Lung Properties, Ltd.                    5,210,000       13,690,750
Keppel Land Ltd                               2,550,000       13,942,083
Kerry Properties Ltd.                         4,664,832       23,139,367
Land Securities Group PLC                       582,309       23,442,583
Mitsui Fudosan Co. Ltd.                       1,309,000       36,213,356
Multiplex Group                               1,939,400        6,758,868
New World Development Co., Ltd.              10,911,443       24,008,649
Sino Land Co.                                 5,648,601       13,007,820
Sumitomo Realty & Development                   750,000       29,930,115
Sun Hung Kai Properties Ltd.                  1,446,600       17,162,535
Unibail                                         150,918       43,561,334
Vornado Realty Trust                            157,500       20,034,000
                                                             ------------
                                                             366,942,727

Health Care-3.4%
Health Care Property Investors, Inc.            382,500       14,064,525
Nationwide Health Properties, Inc.              140,000        4,631,200
Ventas, Inc.                                    389,500       17,850,785
                                                             ------------
                                                              36,546,510


66 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.0%
Brixton PLC                                     293,500     $  2,804,443
DB RREEF Trust                               11,188,095       15,407,635
Macquarie Goodman Group                       1,483,445        8,389,212
Slough Estates PLC                              339,050        4,926,694
                                                             ------------
                                                              31,527,984

Lodging-3.5%
Equity Inns, Inc.                               191,000        2,960,500
FelCor Lodging Trust, Inc.                      325,300        7,670,574
Highland Hospitality Corp.                      170,500        2,797,905
Host Hotels & Resorts, Inc.                     528,857       13,898,362
LaSalle Hotel Properties                         83,177        3,695,554
Strategic Hotels & Resorts, Inc.                324,800        6,830,544
                                                             ------------
                                                              37,853,439

Office-15.1%
Allied Properties Real Estate
  Investment Trust                              147,300        3,022,572
Beni Stabili SpA                              4,650,000        7,692,169
Boston Properties, Inc.                         158,000       18,975,800
Brookfield Properties Corp.                     307,800       13,697,100
Corporate Office Properties Trust SBI MD         89,025        4,542,055
Derwent Valley Holdings PLC                     267,945       10,961,470
Dundee Real Estate Investment Trust             151,300        5,262,384
Eurocastle Investment Ltd.                      275,000       15,375,673
Great Portland Estates PLC                      610,000        8,979,352
ING Office Fund                               8,019,300        9,912,692
IVG Immobilien AG                               282,000       12,578,906
Japan Real Estate Investment-Class A              1,060       13,068,952
Maguire Properties, Inc.                        219,500        8,573,670
Nippon Building Fund, Inc.-Class A                  961       14,038,680
SL Green Realty Corp.                           102,800       14,994,408
                                                             ------------
                                                             161,675,883

Other-5.0%
Mitsubishi Estate Co. Ltd.                      610,000       19,048,363
Nomura Real Estate Office Fund, Inc.-Class A      1,830       21,805,625
Norwegian Property ASA(a)                       585,000        6,677,973
NTT Urban Development Corp.                       2,600        5,906,700
                                                             ------------
                                                              53,438,661

Regional Malls-5.7%
General Growth Properties, Inc.                 259,200       16,441,056
Simon Property Group, Inc.                      295,600       33,325,944
Taubman Centers, Inc.                           194,400       11,560,968
                                                             ------------
                                                              61,327,968

Retail-8.2%
CapitaMall Trust                              6,238,800       14,127,975
Centro Properties Group                         439,127        3,134,652
Hammerson PLC                                   326,000        9,792,245
Klepierre                                        68,700       13,522,908
Primaris Retail Real Estate
  Investment Trust                              177,020        3,313,066


ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO o 67


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
RioCan Real Estate Investment Trust(a)(b)       132,100      $ 3,005,456
RioCan Real Estate Investment Trust             489,700       11,141,345
Rodamco Europe NV                                41,550        5,715,628
Westfield Group                               1,370,964       23,550,794
                                                             ------------
                                                              87,304,069

Self Storage-2.1%
Public Storage, Inc.                            218,500       22,127,495

Shopping Centers-4.9%
Citycon Oyj                                   1,810,000       13,572,440
Developers Diversified Realty Corp.             192,800       12,639,968
Federal Realty Investment Trust                  47,000        4,253,030
Kimco Realty Corp.                              322,200       16,193,772
Tanger Factory Outlet Centers                   151,100        6,071,198
                                                             ------------
                                                              52,730,408

Warehouse & Industrial-2.8%
First Industrial Realty Trust, Inc.              46,000        2,136,700
ProLogis Trust                                  423,300       27,992,829
                                                             ------------
                                                              30,129,529
                                                             ------------
                                                           1,035,446,416

Consumer Services-0.7%
Restaurants & Lodging-0.7%
Starwood Hotels & Resorts Worldwide, Inc.       116,100        7,639,380
                                                             ------------

Total Common Stocks
  (cost $772,699,097)                                      1,043,085,796

SHORT-TERM INVESTMENTS-1.3%
Investment Companies-1.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $14,659,820)                         14,659,820       14,659,820
                                                             ------------

Total Investments-98.8%
  (cost $787,359,917)                                      1,057,745,616
Other assets less liabilities-1.2%                            12,305,986
                                                             ------------

Net Assets-100.0%                                        $ 1,070,051,602


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the market value of this security amounted to $3,005,456 or 0.3% of net assets.

(c)  Investment in affiliated money market mutual fund.

     See notes to financial statements.


68 o ALLIANCEBERNSTEIN GLOBAL REAL ESTATE INVESTMENT PORTFOLIO


INTERNATIONAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-97.5%
Financial-34.9%
Banking-20.1%
Bank Hapoalim BM                              1,664,800     $  7,704,268
Bank Leumi Le-Israel                            736,900        2,645,233
Barclays PLC                                  1,831,300       26,555,346
BNP Paribas SA                                  263,100       27,435,252
Credit Agricole SA                              500,071       19,921,229
Credit Suisse Group                             394,500       27,258,514
Fortis (Euronext Amsterdam)                       5,900          253,504
Fortis (Euronext Brussels)                      401,200       17,237,998
HBOS PLC                                        958,560       20,288,237
Kookmin Bank                                    164,700       14,792,837
Royal Bank of Scotland Group PLC                698,900       27,478,937
Societe Generale                                131,381       22,094,577
Sumitomo Mitsui Financial Group, Inc.             2,809       27,327,490
                                                             ------------
                                                             240,993,422

Financial Services-2.7%
ORIX Corp.                                      119,670       32,966,335

Insurance-12.1%
Allianz SE                                      151,100       32,509,743
Aviva PLC                                     1,273,223       20,387,188
Fondiaria-Sai SpA (ordinary shares)             207,700        9,465,936
Fondiaria-Sai SpA (saving shares)                19,000          666,689
Friends Provident PLC                         2,652,020       10,689,986
ING Groep NV                                    922,011       39,332,837
Muenchener Rueckversicherungs AG                204,900       32,650,391
                                                             ------------
                                                             145,702,770
                                                             ------------
                                                             419,662,527

Industrial Commodities-13.1%
Chemicals-3.2%
BASF AG                                         265,700       27,024,596
Mitsui Chemicals, Inc.                        1,280,000       11,127,545
                                                             ------------
                                                              38,152,141

Forest & Paper-0.9%
Svenska Cellulosa AB-Class B                    214,400       11,085,281

Metal-Nonferrous-1.9%
Xstrata PLC                                     475,240       22,248,177

Metal-Steel-7.1%
JFE Holdings, Inc.                              660,500       40,855,297
Mittal Steel Co. NV (Euronext Amsterdam)        165,500        8,390,493
Mittal Steel Co. NV (Euronext Paris)            294,332       14,870,158
POSCO                                            58,000       21,768,491
                                                             ------------
                                                              85,884,439
                                                             ------------
                                                             157,370,038


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 69


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Capital Equipment-11.4%
Aerospace & Defense-2.9%
BAE Systems PLC                               1,488,100     $ 12,673,972
European Aeronautic Defence & Space Co., NV     638,320       21,816,611
                                                             ------------
                                                              34,490,583

Automobiles-7.6%
Compagnie Generale des Etablissements
  Michelin-Class B                              190,900       19,830,790
Continental AG                                   48,300        6,024,001
Hyundai Mobis                                   133,410       11,129,835
Renault SA                                      277,300       32,925,355
Toyota Motor Corp.                              319,600       21,466,262
                                                             ------------
                                                              91,376,243

Machinery & Engineering-0.9%
Sumitomo Heavy Industries Ltd.                1,093,000       11,260,480
                                                             ------------
                                                             137,127,306

Energy-10.3%
Energy Sources-10.3%
BP PLC                                          806,100        8,263,785
China Petroleum & Chemical Corp.-Class H     17,332,500       13,822,359
ENI SpA                                         976,800       29,916,817
MOL Hungarian Oil and Gas NyRt                   69,800        7,481,844
PetroChina Co., Ltd.-Class H                  4,412,000        5,161,613
Petroleo Brasileiro SA (NY) (ADR)               257,300       20,990,534
Repsol YPF SA                                   343,200       10,862,608
Total SA                                        398,400       26,833,292
                                                             ------------
                                                             123,332,852

Technology/Electronics-6.2%
Electrical & Electronics-0.8%
Compal Electronics, Inc. (GDR)(a)             2,168,609        9,325,019

Electronic Components & Instruments-5.4%
AU Optronics Corp.                            8,117,400       11,422,400
Samsung Electronics Co. Ltd.                     12,150        7,338,298
Sharp Corp.                                   1,053,000       19,620,015
Taiwan Semiconductor Manufacturing Co. Ltd.
  (ADR)                                       1,072,023       11,899,455
United Microelectronics Corp.                25,201,227       14,970,135
                                                             ------------
                                                              65,250,303
                                                             ------------
                                                              74,575,322

Telecommunications-4.1%
China Netcom Group Corp Ltd.                  5,620,000       13,268,789
Nippon Telegraph & Telephone Corp.                2,031       10,759,021
Vodafone Group PLC                            9,082,937       25,162,929
                                                             ------------
                                                              49,190,739

Consumer Staples-4.0%
Beverages & Tobacco-1.9%
Japan Tobacco, Inc.                               5,069       23,182,072


70 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Food & Household Products-2.1%
J Sainsbury PLC                               2,501,900     $ 25,041,875
                                                             ------------
                                                              48,223,947

Transportation-3.8%
Transportation - Airlines-2.3%
Air France-KLM                                  298,000       12,916,546
Deutsche Lufthansa AG                           547,700       14,833,224
                                                             ------------
                                                              27,749,770

Transportation - Shipping-1.5%
Mitsui OSK Lines Ltd.                         1,541,000       17,475,243
                                                             ------------
                                                              45,225,013

Medical-3.5%
Health & Personal Care-3.5%
AstraZeneca PLC                                 258,000       14,467,872
GlaxoSmithKline PLC                             246,300        6,910,726
Sanofi-Aventis                                  249,319       21,170,222
                                                             ------------
                                                              42,548,820

Utilities-3.4%
Utility (Electric & Gas)-3.4%
E.ON AG                                         184,200       24,146,390
RWE AG                                          163,120       16,633,743
                                                             ------------
                                                              40,780,133

Construction & Housing-2.8%
Building Materials-0.8%
Buzzi Unicem SpA                                194,400        5,687,049
Italcementi SpA                                 119,400        3,578,723
                                                             ------------
                                                               9,265,772

Construction & Housing-1.9%
George Wimpey PLC                               515,700        5,734,631
Leopalace21 Corp.                               140,000        4,429,420
Persimmon PLC                                   158,400        4,329,517
Taylor Woodrow PLC                            1,035,400        8,244,576
                                                             ------------
                                                              22,738,144

Real Estate-0.1%
Sino Land Co.                                   493,800        1,137,142
                                                             ------------
                                                              33,141,058

Total Common Stocks
  (cost $897,504,629)                                      1,171,177,755

SHORT-TERM INVESTMENTS-1.2%
Investment Companies-1.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $13,929,321)                         13,929,321       13,929,321


ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO o 71


Company                                                     U.S. $ Value
-------------------------------------------------------------------------------
Total Investments-98.7%
  (cost $911,433,950)                                    $ 1,185,107,076
Other assets less liabilities-1.3%                            15,683,120
                                                         ---------------

Net Assets-100.0%                                        $ 1,200,790,196


FINANCIAL FUTURES CONTRACTS (see Note C)

                                                              Value at        Unrealized
                      Number of   Expiration     Original    February 28,    Appreciation/
      Type            Contracts      Month         Value        2007        (Depreciation)
-------------------------------------------------------------------------------------------
Purchased Contracts
EURO                                 March
  STOXX 50              282          2007      $15,490,447    $15,278,181     $212,266


(a) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $9,325,019 or 0.8% of net assets.

(b)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


72 o ALLIANCEBERNSTEIN INTERNATIONAL VALUE PORTFOLIO


INTERNATIONAL GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.8%
Finance-32.5%
Banking-3.2%
UBS AG (Swiss Virt-X)                           595,015     $ 35,135,089

Banking - Money Center-12.9%
Anglo Irish Bank Corp. PLC (Dublin)           1,010,764       21,530,233
Anglo Irish Bank Corp. PLC (London Exchange)    400,275        8,481,862
Banco Bilbao Vizcaya Argentaria SA            1,019,803       24,818,101
BNP Paribas SA                                  148,403       15,475,004
Credit Suisse Group                             707,681       48,898,182
Mitsubishi UFJ Financial Group, Inc.                909       11,146,586
Standard Chartered PLC                          431,358       12,047,229
                                                             ------------
                                                             142,397,197

Banking - Regional-4.6%
China Construction Bank Corp.-Class H         8,715,000        4,870,138
Macquarie Bank Ltd.                             320,925       20,011,841
UniCredito Italiano SpA                       2,731,076       25,222,655
                                                             ------------
                                                              50,104,634

Brokerage & Money Management-5.5%
Man Group PLC                                 2,560,978       27,533,343
Nomura Holdings, Inc.                         1,546,300       33,486,821
                                                             ------------
                                                              61,020,164

Insurance-3.4%
QBE Insurance Group, Ltd.                       883,336       22,378,915
Swiss Reinsurance                               182,061       15,486,734
                                                             ------------
                                                              37,865,649

Miscellaneous-2.9%
3i Group PLC                                    763,083       16,675,625
ORIX Corp.                                       56,840       15,658,114
                                                             ------------
                                                              32,333,739
                                                             ------------
                                                             358,856,472

Consumer Manufacturing-10.8%
Auto & Related-5.7%
Denso Corp.                                     442,000       17,220,100
Fiat SpA(a)                                     501,163       11,866,422
Honda Motor Co. Ltd.                            151,700        5,637,935
Toyota Motor Corp.                              413,800       27,793,302
                                                             ------------
                                                              62,517,759

Building & Related-5.1%
CRH PLC                                         371,360       15,451,533
Daiwa House Industry Co. Ltd.                   751,000       13,470,384
Vinci, SA                                       200,471       27,708,464
                                                             ------------
                                                              56,630,381
                                                             ------------
                                                             119,148,140


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 73


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Health Care-9.8%
Drugs-6.5%
Daiichi Sankyo Co. Ltd.                         422,300     $ 13,632,894
Merck KGaA                                       95,457       11,879,860
Novartis AG                                     186,374       10,344,057
Roche Holding AG                                205,682       36,600,921
                                                             ------------
                                                              72,457,732

Medical Products-3.3%
Alcon, Inc.                                      80,700       10,056,834
Essilor International, SA                       124,883       14,235,457
Nobel Biocare Holding AG                         35,711       11,828,484
                                                             ------------
                                                              36,120,775
                                                             ------------
                                                             108,578,507

Basic Industry-8.2%
Chemicals-1.7%
Bayer AG                                        335,790       19,330,803

Mining & Metals-6.5%
China Shenhua Energy Co. Ltd.-Class H         4,703,500       11,894,839
Cia Vale do Rio Doce (ADR)                      500,100       17,063,412
MMC Norilsk Nickel (ADR)                         39,667        7,040,893
Rio Tinto PLC                                   151,514        8,162,052
Xstrata PLC                                     590,749       27,655,686
                                                             ------------
                                                              71,816,882
                                                             ------------
                                                              91,147,685

Consumer Services-8.2%
Airlines-0.5%
easyJet PLC(a)                                  415,377        5,369,713

Apparel-0.8%
Inditex SA                                      152,260        8,848,638

Broadcasting & Cable-0.8%
Grupo Televisa, SA (ADR)                        329,500        8,992,055

Cellular Communications-2.2%
America Movil SAB de CV Series L (ADR)          428,700       18,777,060
China Mobile Ltd.                               642,000        5,959,923
                                                             ------------
                                                              24,736,983

Entertainment & Leisure-0.2%
Aristocrat Leisure Ltd.                         172,067        2,286,737

Miscellaneous-1.9%
Capita Group PLC                                873,429       11,067,093
Li & Fung Ltd.                                3,208,000       10,199,085
                                                             ------------
                                                              21,266,178

Restaurants & Lodging-0.5%
Accor, SA                                        61,791        5,447,311


74 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retail - General Merchandise-1.3%
Esprit Holdings Ltd.                          1,327,500     $ 13,833,590
                                                             ------------
                                                              90,781,205

Capital Goods-7.3%
Electrical Equipment-1.1%
Atlas Copco AB-Class A                          370,434       11,608,902

Engineering & Construction-2.1%
ABB Ltd.                                      1,394,510       23,255,427

Miscellaneous-4.1%
NGK Insulators Ltd.                           1,114,000       21,117,687
Nitto Denko Corp.                               472,900       24,329,007
                                                             ------------
                                                              45,446,694
                                                             ------------
                                                              80,311,023

Technology-6.6%
Communication Equipment-0.8%
Nokia OYJ                                       416,720        9,095,672

Computer Services-1.9%
CapGemini, SA                                   306,569       21,408,832

Miscellaneous-3.0%
Canon, Inc.                                     601,300       32,568,828

Software-0.9%
Infosys Technologies, Ltd.                      216,330       10,117,287
                                                             ------------
                                                              73,190,619

Consumer Staples-6.2%
Beverages-0.5%
Cia de Bebidas das Americas (ADR)               117,000        5,659,290

Food-3.7%
Groupe Danone                                    64,263       10,162,928
Nestle, SA                                       83,181       30,944,654
                                                             ------------
                                                              41,107,582

Household Products-1.2%
Reckitt Benckiser PLC                           250,714       12,587,866

Retail - Food & Drug-0.8%
Tesco PLC                                     1,084,554        9,181,379
                                                             ------------
                                                              68,536,117

Multi-Industry Companies-2.7%
Multi-Industry Companies-2.7%
Mitsui & Co. Ltd.                             1,649,000       29,637,628


ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO o 75


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Energy-2.5%
International-2.5%
ENI SpA                                         334,690  $    10,250,675
LUKOIL (ADR)                                     80,484        6,382,381
Royal Dutch Shell PLC-Class A                   352,001       11,389,174
                                                         ---------------
                                                              28,022,230

Utilities-2.0%
Electric & Gas Utility-1.0%
International Power PLC                       1,516,720       10,840,274

Telephone Utility-1.0%
Telefonica SA                                   500,127       10,757,242
                                                         ---------------
                                                              21,597,516

Total Common Stocks
  (cost $923,597,742)                                      1,069,807,142

WARRANTS-0.4%
Technology-0.4%
Computer Peripherals-0.4%
Foxconn Technology Co. Ltd., JPMorgan
  International, expiring 8/22/08(a)(b)
  (cost $2,039,827)                             400,255        4,458,841

SHORT-TERM INVESTMENTS-1.5%
Investment Companies-1.5%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $16,291,666)                         16,291,666       16,291,666

Total Investments-98.7%
  (cost $941,929,235)                                      1,090,557,649
Other assets less liabilities-1.3%                            14,406,000
                                                         ---------------

Net Assets-100.0%                                        $ 1,104,963,649


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $4,458,841 or 0.4% of net assets.

(c)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


76 o ALLIANCEBERNSTEIN INTERNATIONAL GROWTH PORTFOLIO


SMALL-MID CAP VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-94.3%
Financial-22.3%
Major Regional Banks-4.9%
Central Pacific Financial Corp.                 169,900      $ 6,403,531
The South Financial Group, Inc.                  31,075          832,188
Susquehanna Bancshares, Inc.                    259,910        6,305,417
Trustmark Corp.                                 173,161        4,952,405
UnionBanCal Corp.                                64,800        3,963,816
Whitney Holding Corp.                           162,000        5,138,640
                                                             ------------
                                                              27,595,997

Miscellaneous Financial-0.9%
A.G. Edwards, Inc.                               78,600        5,046,906

Multi-Line Insurance-3.5%
Fidelity National Financial, Inc.-Class A       275,000        6,600,000
Radian Group, Inc.                              110,600        6,353,970
StanCorp Financial Group, Inc.                  141,700        6,829,940
                                                             ------------
                                                              19,783,910

Property - Casualty Insurance-6.0%
Arch Capital Group Ltd.(a)                      141,300        9,112,437
Aspen Insurance Holdings, Ltd.                  243,800        6,460,700
Old Republic International Corp.                343,375        7,664,130
PartnerRe, Ltd.                                  14,800        1,028,304
Platinum Underwriters Holdings, Ltd.            252,000        8,051,400
RenaissanceRe Holdings, Ltd.                     35,000        1,794,800
                                                             ------------
                                                              34,111,771

Real Estate Investment Trust-3.6%
Digital Realty Trust, Inc.                      138,025        5,471,311
FelCor Lodging Trust, Inc.                      243,800        5,748,804
Highland Hospitality Corp.                      177,000        2,904,570
Mid-America Apartment Communities, Inc.          74,000        4,087,020
Strategic Hotels & Resorts, Inc.                101,000        2,124,030
                                                             ------------
                                                              20,335,735

Savings & Loan-3.4%
Astoria Financial Corp.                         204,900        5,792,523
Provident Financial Services, Inc.              322,000        5,654,320
Sovereign Bancorp, Inc.                          55,400        1,399,958
Webster Financial Corp.                         127,000        6,272,530
                                                             ------------
                                                              19,119,331
                                                             ------------
                                                             125,993,650

Capital Equipment-12.0%
Aerospace & Defense-1.1%
Goodrich Corp.                                  125,941        6,177,406

Auto Trucks - Parts-1.4%
ArvinMeritor, Inc.                              444,000        8,107,440


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 77


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Electrical Equipment-3.3%
Acuity Brands, Inc.                             166,500      $ 9,224,100
Checkpoint Systems, Inc.(a)                     171,100        3,346,716
Cooper Industries, Ltd.-Class A                  63,600        5,834,664
                                                             ------------
                                                              18,405,480

Machinery-3.3%
Kennametal, Inc.                                133,500        8,170,200
Regal-Beloit Corp.                               97,700        4,419,948
Terex Corp.(a)                                   89,300        5,879,512
                                                             ------------
                                                              18,469,660

Miscellaneous Capital Goods-2.9%
Hanover Compressor Co.(a)                       325,975        7,155,151
SPX Corp.                                       133,850        9,356,115
                                                             ------------
                                                              16,511,266
                                                             ------------
                                                              67,671,252

Industrial Resources-11.7%
Aluminum-0.3%
Mueller Industries, Inc.                         63,000        1,877,400

Chemicals-6.5%
Ashland, Inc.                                   108,000        7,082,640
Celanese Corp. Series A                         266,800        7,625,144
Cytec Industries, Inc.                          123,800        7,281,916
Lubrizol Corp.                                  141,000        7,332,000
Rockwood Holdings, Inc.(a)                      263,300        7,174,925
                                                             ------------
                                                              36,496,625

Containers - Metal/Glass/Paper-1.2%
Owens-Illinois, Inc.(a)                         294,200        6,990,192

Miscellaneous Metals-2.1%
Commercial Metals Co.                            96,000        2,643,840
Reliance Steel & Aluminum Co.                    84,600        3,862,836
Silgan Holdings, Inc.                           112,000        5,511,520
                                                             ------------
                                                              12,018,196

Steel-1.6%
Chaparral Steel Co.                              62,000        3,089,460
Steel Dynamics, Inc.                            155,400        5,864,796
                                                             ------------
                                                               8,954,256
                                                             ------------
                                                              66,336,669

Services-10.2%
Air Transport-1.9%
Alaska Air Group, Inc.(a)                       145,000        5,945,000
Continental Airlines, Inc.-Class B(a)           122,700        4,858,920
                                                             ------------
                                                              10,803,920

Business & Public Services-1.8%
IKON Office Solutions, Inc.                     524,000        7,325,520
United Stationers, Inc.(a)                       51,700        2,843,500
                                                             ------------
                                                              10,169,020


78 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Industrial Transportation-1.5%
GATX Corp.                                      178,000      $ 8,216,480
Truckers-5.0%
Arkansas Best Corp.                             107,500        4,243,025
Con-way, Inc.                                   119,000        5,842,900
Laidlaw International, Inc.                     174,400        5,960,992
Ryder System, Inc.                              128,000        6,584,320
Werner Enterprises, Inc.                        286,500        5,523,720
                                                             ------------
                                                              28,154,957
                                                             ------------
                                                              57,344,377

Consumer Staples-9.4%
Beverages - Soft, Lite & Hard-1.4%
Molson Coors Brewing Co.-Class B                 92,000        7,768,480

Foods-2.2%
Corn Products International, Inc.               170,900        5,463,673
Performance Food Group Co.(a)                   233,700        6,887,139
                                                             ------------
                                                              12,350,812

Restaurants-2.1%
Jack in the Box, Inc.(a)                         97,100        6,635,814
Papa John's International, Inc.(a)              174,364        5,148,969
                                                             ------------
                                                              11,784,783

Retail Stores - Drugs-0.8%
Longs Drug Stores Corp.                         100,725        4,639,393

Retail Stores - Food-1.2%
Ruddick Corp.                                    54,000        1,529,820
SUPERVALU, Inc.                                 148,200        5,477,472
                                                             ------------
                                                               7,007,292

Tobacco-1.7%
Universal Corp.                                 181,350        9,551,705
                                                             ------------
                                                              53,102,465

Technology-8.6%
Communication - Equipment Manufacturers-2.5%
Andrew Corp.(a)                                 456,000        4,842,720
CommScope, Inc.(a)                              248,000        9,540,560
                                                             ------------
                                                              14,383,280

Computer Services/Software-0.8%
CSG Systems International, Inc.(a)              176,100        4,342,626

Computer/Instrumentation-0.8%
Celestica, Inc.(a)                              333,800        2,096,264
Sanmina-SCI Corp.(a)                            504,600        1,872,066
Solectron Corp.(a)                              150,700          485,254
                                                             ------------
                                                               4,453,584


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 79


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous Industrial Technology-1.2%
Arrow Electronics, Inc.(a)                      128,000      $ 4,904,960
Tech Data Corp.(a)                               47,600        1,774,528
                                                             ------------
                                                               6,679,488

Semiconductors-3.3%
AVX Corp.                                        76,200        1,164,336
Siliconware Precision Industries Co. (ADR)      313,100        2,842,948
Teradyne, Inc.(a)                               183,000        2,949,960
Vishay Intertechnology, Inc.(a)                 450,000        6,412,500
Zoran Corp.(a)                                  336,000        5,533,920
                                                             ------------
                                                              18,903,664
                                                             ------------
                                                              48,762,642

Consumer Cyclicals-7.3%
Autos & Auto Parts OEMS-1.5%
Autoliv, Inc.                                    16,600          947,030
TRW Automotive Holdings Corp.(a)                239,000        7,279,940
                                                             ------------
                                                               8,226,970

Home Furnishings-0.7%
Furniture Brands International, Inc.            246,100        3,947,444

Household - Appliances/Durables-1.2%
Briggs & Stratton Corp.                         231,800        6,777,832

Retailers-2.6%
AutoNation, Inc.(a)                             119,138        2,616,271
Charming Shoppes, Inc.(a)                       160,900        2,006,423
Office Depot, Inc.(a)                            84,400        2,815,584
Saks, Inc.                                      379,400        7,330,008
                                                             ------------
                                                              14,768,286

Textiles/Shoes - Apparel Manufacturing-1.3%
Liz Claiborne, Inc.                              89,000        4,005,000
VF Corp.                                         43,800        3,495,678
                                                             ------------
                                                               7,500,678
                                                             ------------
                                                              41,221,210

Utilities-6.4%
Electric Companies-6.4%
Allegheny Energy, Inc.(a)                       119,000        5,621,560
Constellation Energy Group, Inc.                 55,300        4,350,451
Northeast Utilities                             267,000        7,759,020
Puget Energy, Inc.                              196,000        4,835,320
Reliant Energy, Inc.(a)                         430,300        7,276,373
Wisconsin Energy Corp.                          135,500        6,497,225
                                                             ------------
                                                              36,339,949

Consumer Growth-5.2%
Drugs-0.7%
Endo Pharmaceuticals Holdings, Inc.(a)           69,584        2,171,717
King Pharmaceuticals, Inc.(a)                    93,350        1,740,977
                                                             ------------
                                                               3,912,694



80 o ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Entertainment-0.5%
Vail Resorts, Inc.(a)                            55,300      $ 2,873,388

Hospital Management-1.8%
Genesis HealthCare Corp.(a)                      91,000        5,737,550
Universal Health Services, Inc.-Class B          74,405        4,305,073
                                                           --------------
                                                              10,042,623

Other Medical-1.3%
PerkinElmer, Inc.                               300,000        7,110,000

Publishing-0.9%
Quebecor World, Inc.                            215,600        2,843,764
Reader's Digest Association, Inc.               150,500        2,553,985
                                                           --------------
                                                               5,397,749
                                                           --------------
                                                              29,336,454

Energy-1.2%
Offshore Drilling-0.3%
Rowan Cos., Inc.                                 63,600        1,948,068

Oil Well Equipment & Services-0.2%
Todco-Class A(a)                                 26,700          909,936

Oils - Integrated Domestic-0.7%
Hess Corp.                                       77,700        4,121,985
                                                           --------------
                                                               6,979,989

Total Common Stocks
  (cost $471,427,125)                                        533,088,657

SHORT-TERM INVESTMENTS-6.3%
Investment Companies-6.3%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $35,828,662)                         35,828,662       35,828,662

Total Investments-100.6%
  (cost $507,255,787)                                        568,917,319
Other assets less liabilities-(0.6)%                          (3,355,068)
                                                           --------------

Net Assets-100.0%                                          $ 565,562,251


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN SMALL-MID CAP VALUE PORTFOLIO o 81


SMALL-MID CAP GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-99.4%
Consumer Services-24.5%
Advertising-1.2%
aQuantive, Inc.(a)                              274,000      $ 6,943,160

Apparel-1.3%
Under Armour, Inc.-Class A(a)                   155,600        7,149,820

Entertainment & Leisure-5.3%
Activision, Inc.(a)                             275,654        4,608,935
GameStop Corp.-Class A(a)                       114,600        6,007,332
Gaylord Entertainment Co.(a)                    204,200       11,020,674
National CineMedia, Inc.(a)                     284,400        7,456,968
                                                             ------------
                                                              29,093,909

Miscellaneous-8.5%
CB Richard Ellis Group, Inc.-Class A(a)         286,500        9,546,180
Corporate Executive Board Co.                    56,100        4,365,141
Iron Mountain, Inc.(a)                          358,100        9,973,085
MSC Industrial Direct Co.-Class A               146,300        6,311,382
Robert Half International, Inc.                 147,800        5,774,546
Strayer Education, Inc.                          93,500       11,022,715
                                                             ------------
                                                              46,993,049

Printing & Publishing-2.2%
VistaPrint, Ltd.(a)                             326,600       12,156,052

Restaurants & Lodging-2.8%
Chipotle Mexican Grill, Inc.-Class A(a)          60,400        3,623,396
Orient-Express Hotels, Ltd.-Class A             231,400       11,947,182
                                                             ------------
                                                              15,570,578

Retail - General Merchandise-3.2%
Coldwater Creek, Inc.(a)                        368,400        6,778,560
Dick's Sporting Goods, Inc.(a)                  211,200       11,054,208
                                                             ------------
                                                              17,832,768
                                                             ------------
                                                             135,739,336

Technology-24.1%
Communication Equipment-1.0%
Ciena Corp.(a)                                  174,185        5,481,602

Communication Services-4.2%
NeuStar, Inc.-Class A(a)                        199,900        6,396,800
SBA Communications Corp.-Class A(a)             249,500        6,729,015
Time Warner Telecom, Inc.-Class A(a)            453,700        9,985,937
                                                             ------------
                                                              23,111,752


82 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-5.4%
Alliance Data Systems Corp.(a)                  187,200     $ 11,185,200
Cognizant Technology Solutions Corp.-
  Class A(a)                                     48,500        4,374,700
Global Cash Access Holdings, Inc.(a)            357,300        5,495,274
Syntel, Inc.                                    253,600        9,099,168
                                                             ------------
                                                              30,154,342

Internet Infrastructure-1.9%
Digital River, Inc.(a)                          189,700       10,507,483

Miscellaneous-2.0%
Amphenol Corp.-Class A                          168,740       10,890,480

Semiconductor Capital Equipment-0.1%
Lam Research Corp.(a)                             7,100          317,086

Semiconductor Components-5.7%
Hittite Microwave Corp.(a)                      200,200        8,396,388
Integrated Device Technology, Inc.(a)           345,100        5,597,522
International Rectifier Corp.(a)                110,900        4,759,828
Intersil Corp.-Class A                           54,000        1,428,300
ON Semiconductor Corp.(a)                     1,164,400       11,434,408
                                                             ------------
                                                              31,616,446

Software-3.8%
Parametric Technology Corp.(a)                  403,800        7,700,466
Quest Software, Inc.(a)                         428,500        6,993,120
TIBCO Software, Inc.(a)                         732,100        6,625,505
                                                             ------------
                                                              21,319,091
                                                             ------------
                                                             133,398,282

Health Care-18.0%
Biotechnology-4.4%
Amylin Pharmaceuticals, Inc.(a)                  50,000        1,945,500
Biomarin Pharmaceutical, Inc.(a)                316,200        5,384,886
Icon PLC (ADR)(a)                               237,600        9,872,280
Nektar Therapeutics(a)                          379,100        4,496,126
Vertex Pharmaceuticals, Inc.(a)                  86,700        2,660,823
                                                             ------------
                                                              24,359,615

Drugs-0.5%
Alexion Pharmaceuticals, Inc.(a)                 70,600        2,603,728

Medical Products-6.3%
ArthroCare Corp.(a)                             163,500        5,943,225
Kyphon, Inc.(a)                                 261,200       11,782,732
Resmed, Inc.(a)                                 101,900        4,868,782
Sirona Dental Systems, Inc.                     144,000        5,359,680
Ventana Medical Systems, Inc.(a)                168,900        6,798,225
                                                             ------------
                                                              34,752,644


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 83


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Medical Services-5.9%
Psychiatric Solutions, Inc.(a)                  284,200     $ 11,356,632
Stericycle, Inc.(a)                             173,000       13,461,130
WellCare Health Plans, Inc.(a)                   97,747        8,026,006
                                                             ------------
                                                              32,843,768

Miscellaneous-0.9%
HealthExtras, Inc.(a)                           187,100        4,958,150
                                                             ------------
                                                              99,517,905

Capital Goods-9.8%
Electrical Equipment-5.3%
Ametek, Inc.                                    292,500       10,003,500
Baldor Electric Co.                             243,300        8,856,120
Lincoln Electric Holdings, Inc.                 167,900       10,476,960
                                                             ------------
                                                              29,336,580

Engineering & Construction-1.4%
Granite Construction, Inc.                      136,000        7,939,680

Machinery-1.3%
Watts Water Technologies, Inc.-Class A          186,800        7,034,888
Miscellaneous-1.8%
IDEX Corp.                                      190,250        9,894,902
                                                             ------------
                                                              54,206,050

Energy-9.5%
Domestic Producers-1.7%
Newfield Exploration Co.(a)                     213,000        9,205,860

Miscellaneous-1.7%
Aventine Renewable Energy Holdings, Inc.(a)     127,500        2,037,450
Bill Barrett Corp.(a)                           253,100        7,446,202
                                                             ------------
                                                               9,483,652

Oil Service-4.0%
Cameron International Corp.-Class W(a)          176,000        9,977,440
Complete Production Services, Inc.(a)           238,400        4,579,664
FMC Technologies, Inc.(a)                        27,100        1,782,638
Superior Energy Services, Inc.(a)               195,000        5,976,750
                                                             ------------
                                                              22,316,492

Pipelines-2.1%
Grant Prideco, Inc.(a)                          260,000       11,286,600
                                                             ------------
                                                              52,292,604

Finance-6.1%
Banking - Regional-1.4%
First Republic Bank                             146,300        7,841,680


84 o ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Brokerage & Money Management-4.2%
Affiliated Managers Group, Inc.(a)               70,450      $ 7,996,075
Greenhill & Co., Inc.                            24,400        1,644,072
Lazard Ltd.-Class A                             151,700        7,811,033
optionsXpress Holdings, Inc.                    252,800        5,867,488
                                                           --------------
                                                              23,318,668

Miscellaneous-0.5%
GFI Group, Inc.(a)                               39,600        2,439,756
                                                           --------------
                                                              33,600,104

Basic Industry-3.4%
Mining & Metals-3.4%
Allegheny Technologies, Inc.                     77,380        7,927,581
Joy Global, Inc.                                242,150       10,736,931
                                                           --------------
                                                              18,664,512

Transportation-2.5%
Air Freight-2.5%
CH Robinson Worldwide, Inc.                      97,500        4,968,600
UTI Worldwide, Inc.                             301,000        9,072,140
                                                           --------------
                                                              14,040,740

Aerospace & Defense-1.5%
Aerospace-1.5%
Precision Castparts Corp.                        88,600        8,059,942

Total Common Stocks
  (cost $477,589,345)                                        549,519,475

SHORT-TERM INVESTMENTS-1.2%
Investment Companies-1.2%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(b)
  (cost $6,699,035)                           6,699,035        6,699,035

Total Investments-100.6%
  (cost $484,288,380)                                        556,218,510
Other assets less liabilities-(0.6)%                          (3,493,761)
                                                           --------------

Net Assets-100.0%                                          $ 552,724,749


(a)  Non-income producing security.

(b)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN SMALL-MID CAP GROWTH PORTFOLIO o 85


GLOBAL VALUE PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.3%
Finance-34.6%
Banking - Money Center-9.4%
BNP Paribas SA                                      900        $  93,849
Credit Suisse Group(a)                            1,500          103,645
Fortis (Euronext Brussels)                        1,900           81,636
HBOS PLC                                          4,450           94,186
JPMorgan Chase & Co.                              2,600          128,440
Kookmin Bank (ADR)(b)                               200           17,868
Standard Bank Group Ltd.                            700            9,744
State Bank of India Ltd. (GDR)                      390           22,815
Sumitomo Mitsui Financial Group, Inc.                 8           77,828
                                                             ------------
                                                                 630,011

Banking - Regional-4.5%
Bank of America Corp.                             2,400          122,088
Industrial Bank of Korea                            920           18,336
National City Corp.                                 900           34,065
Royal Bank of Scotland Group PLC                  2,700          106,157
Unibanco-Uniao de Bancos Brasileiros SA
  (GDR)                                             200           17,096
                                                             ------------
                                                                 297,742

Brokerage & Money Management-1.0%
Merrill Lynch & Co., Inc.                           800           66,944

Diversified & Others-1.3%
Sino Land Co.                                    39,100           90,041

Insurance-10.9%
American International Group, Inc.                1,300           87,230
Aviva PLC                                         6,200           99,276
Fondiaria-Sai SpA (ordinary shares)               1,100           50,133
Fondiaria-Sai SpA (saving shares)                   500           17,544
ING Canada, Inc.                                    903           40,170
ING Groep NV                                      2,800          119,448
MetLife, Inc.                                     1,100           69,465
Muenchener Rueckversicherungs AG                    700          111,544
Sanlam, Ltd.                                      7,300           19,138
The Travelers Cos., Inc.                            900           45,684
XL Capital Ltd.-Class A                           1,000           71,000
                                                             ------------
                                                                 730,632

Life Insurance-0.8%
Genworth Financial, Inc.-Class A                  1,500           53,055


86 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Miscellaneous-3.7%
Citigroup, Inc.                                   2,500       $  126,000
MBIA, Inc.                                          300           19,941
ORIX Corp.                                          300           82,643
Shinhan Financial Group Co., Ltd.                   270           15,229
                                                             ------------
                                                                 243,813

Mortgage Banking-3.0%
Countrywide Financial Corp.                         800           30,624
Federal Home Loan Mortgage Corp.                  1,300           83,434
Federal National Mortgage Association             1,500           85,095
                                                             ------------
                                                                 199,153
                                                             ------------
                                                               2,311,391

Energy-9.7%
Domestic Integrated-0.3%
MOL Hungarian Oil and Gas NyRt                      200           21,438

International-6.2%
Chevron Corp.                                     1,600          109,776
ENI SpA                                           2,000           61,255
Exxon Mobil Corp.                                   400           28,672
Petroleo Brasileiro SA (NY) (ADR)                   400           32,632
Repsol YPF SA                                     2,500           79,127
Total SA                                          1,500          101,029
                                                             ------------
                                                                 412,491

Miscellaneous-1.5%
ConocoPhillips                                      900           58,878
OMV AG                                              800           44,546
                                                             ------------
                                                                 103,424

Oil Service-1.7%
Cosmo Oil Co. Ltd.                                3,000           12,744
Nexen, Inc.                                         600           34,396
Nippon Mining Holdings, Inc.                      4,500           37,647
PetroChina Co., Ltd.-Class H                     16,000           18,719
PTT PCL                                           1,300            7,947
                                                             ------------
                                                                 111,453
                                                             ------------
                                                                 648,806

Consumer Services-9.5%
Airlines-2.6%
Air France-KLM                                    1,900           82,354
Deutsche Lufthansa AG                             3,500           94,789
                                                             ------------
                                                                 177,143

Broadcasting & Cable-3.1%
CBS Corp.-Class B                                 2,700           81,945
Comcast Corp.-Special-Class A(b)                  1,200           30,540
Time Warner, Inc.                                 4,600           93,610
                                                             ------------
                                                                 206,095


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 87


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Cellular Communications-1.7%
Vodafone Group PLC                               41,912       $  116,111

Restaurants & Lodging-0.5%
McDonald's Corp.                                    700           30,604

Retail - General Merchandise-1.6%
Coles Myer Ltd.                                   3,600           43,543
Federated Department Stores, Inc.                   800           35,728
Office Depot, Inc.(b)                               800           26,688
                                                             ------------
                                                                 105,959
                                                             ------------
                                                                 635,912

Basic Industry-7.9%
Chemicals-1.2%
BASF AG                                             800           81,369

Mining & Metals-6.5%
Gerdau Ameristeel Corp.                           4,800           52,531
Gerdau SA (ADR)                                   1,700           29,155
IPSCO, Inc.                                         501           54,529
JFE Holdings, Inc.                                2,000          123,710
POSCO (ADR)                                         200           18,540
Tektronix, Inc.-Class B                             800           56,416
Xstrata PLC                                       1,580           73,967
Zinifex Ltd.                                      1,600           21,084
                                                             ------------
                                                                 429,932

Paper & Forest Products-0.2%
Rengo Co. Ltd.                                    2,000           12,682
                                                             ------------
                                                                 523,983

Consumer Manufacturing-7.7%
Appliances-1.4%
Black & Decker Corp.                                400           33,708
Sharp Corp.                                       3,000           55,897
                                                             ------------
                                                                  89,605

Auto & Related-5.7%
Compagnie Generale des Etablissements
  Michelin-Class B                                  400           41,552
Continental AG                                      300           37,416
Hyundai Motor Co. (Preference shares)               340           14,082
Renault SA                                          900          106,862
SPX Corp.                                           800           55,920
Toyota Motor Corp.                                1,900          127,616
                                                             ------------
                                                                 383,448

Building & Related-0.6%
Buzzi Unicem SpA                                  1,300           38,031
                                                             ------------
                                                                 511,084


88 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Technology-5.5%
Computer Hardware/Storage-1.5%
International Business Machines Corp.               800        $  74,408
Tech Data Corp.(b)                                  700           26,096
                                                             ------------
                                                                 100,504

Computer Peripherals-0.1%
LG.Philips LCD Co. Ltd.(b)                          200            6,592

Computer Services-1.1%
Electronic Data Systems Corp.                     2,600           72,852

Contract Manufacturing-0.4%
Solectron Corp.(b)                                8,300           26,726

Electronic Components-0.4%
AU Optronics Corp. (ADR)                          1,648           23,319

Semiconductor Capital Equipment-0.4%
Siliconware Precision Industries Co. (ADR)        3,288           29,855

Semiconductor Components-0.5%
Celestica, Inc.(b)                                2,100           13,197
Samsung Electronics Co. Ltd.                         14            8,456
Samsung Electronics Co. Ltd.
  (Preference shares)                                25           11,574
                                                             ------------
                                                                  33,227

Software-1.1%
Microsoft Corp.                                   2,600           73,242
                                                             ------------
                                                                 366,317

Utilities-5.1%
Electric & Gas Utility-1.2%
Allegheny Energy, Inc.(b)                         1,000           47,240
Public Power Corp.                                1,210           31,329
                                                             ------------
                                                                  78,569

Miscellaneous-1.4%
E.ON AG                                             700           91,762

Telephone Utility-2.5%
AT&T, Inc.                                        1,700           62,560
China Netcom Group Corp Ltd.                     10,500           24,791
China Telecom Corp. Ltd.-Class H                 24,420           11,234
Sprint Nextel Corp.                               3,600           69,408
                                                             ------------
                                                                 167,993
                                                             ------------
                                                                 338,324

Consumer Staples-4.4%
Food-1.8%
J Sainsbury PLC                                  10,700          107,098
Tiger Brands, Ltd.                                  600           14,500
                                                             ------------
                                                                 121,598


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 89


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Retail - Food & Drug-1.1%
Safeway, Inc.                                     2,000        $  69,140

Tobacco-1.5%
Altria Group, Inc.                                1,200          101,136
                                                             ------------
                                                                 291,874

Health Care-4.3%
Drugs-3.4%
AstraZeneca PLC                                   1,100           61,684
Pfizer, Inc.                                      4,000           99,840
Sanofi-Aventis                                      800           67,930
                                                             ------------
                                                                 229,454

Medical Services-0.9%
AmerisourceBergen Corp.-Class A                   1,100           57,937
                                                             ------------
                                                                 287,391

Transportation-2.4%
Miscellaneous-0.5%
Orient Overseas International Ltd.                4,000           32,653

Shipping-1.9%
Mitsui OSK Lines Ltd.                             9,000          102,062
Neptune Orient Lines Ltd.                        12,000           23,100
                                                             ------------
                                                                 125,162
                                                             ------------
                                                                 157,815

Aerospace & Defense-2.0%
Aerospace-0.9%
Northrop Grumman Corp.                              800           57,480

Defense Electronics-1.1%
European Aeronautic Defence & Space Co., NV       2,250           76,901
                                                             ------------
                                                                 134,381

Capital Goods-1.9%
Machinery-0.1%
Hyundai Mobis                                        90            7,508

Miscellaneous-1.8%
General Electric Co.                              3,500          122,220
                                                             ------------
                                                                 129,728

Industrial Resources-1.3%
Mining & Metals-1.3%
Mittal Steel Co. NV (Euronext Amsterdam)          1,700           86,186

Total Common Stocks
  (cost $5,672,701)                                            6,423,192


90 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
WARRANTS-0.8%
Technology-0.8%
Computer Hardware/Storage-0.5%
Compal Electronics, Inc., Citigroup Global
  Markets, expiring 1/20/10(b)                   17,886      $    15,740
United Microelectronics Corp., Deutshe Bank
  AG London, expiring 1/24/17(b)                 28,169           17,267
                                                             ------------
                                                                  33,007

Semiconductor Components-0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.,
  Salomon Smith Barney, expiring 1/20/10(b)       9,300           19,556

Total Warrants
  (cost $49,988)                                                  52,563

SHORT-TERM INVESTMENTS-1.7%
Investment Companies-1.7%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $115,049)                               115,049          115,049

Total Investments-98.8%
  (cost $5,867,154)                                            6,590,804
Other assets less liabilities-1.2%                                82,517
                                                             ------------

Net Assets-100.0%                                            $ 6,673,321


FINANCIAL FUTURES CONTRACTS (see Note C)

                                                           Value at       Unrealized
                      Number of   Expiration   Original   February 28,   Appreciation/
      Type            Contracts     Month        Value       2007       (Depreciation)
---------------------------------------------------------------------------------------
Purchased Contracts

EURO                    March
  STOXX 50                1          2007       $55,090     $54,178          $(912)


FORWARD CURRENCY EXCHANGE CONTRACTS (see Note C)

                                  U.S. $         U.S. $
                     Contract    Value on       Value at     Unrealized
                      Amount   Origination    February 28,  Appreciation/
                       (000)      Date            2007     (Depreciation)
-------------------------------------------------------------------------------
Sale Contracts:

Swiss Franc
  settling 3/15/07       68       $54,418        $55,867       $(1,449)

Swiss Franc
  settling 6/15/07       55        45,008         45,543          (535)


ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO o 91


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The market value of this security amounted to $103,645.

(b)  Non-income producing security.

(c)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


92 o ALLIANCEBERNSTEIN GLOBAL VALUE PORTFOLIO


GLOBAL RESEARCH GROWTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS-96.2%
Finance-28.4%
Banking - Money Center-8.9%
Banco Bilbao Vizcaya Argentaria SA                2,676        $  65,124
Banco Itau Holding Financeira SA (ADR)            1,100           37,631
Credit Suisse Group                               3,209          221,730
JPMorgan Chase & Co.                              3,335          164,749
Mitsubishi UFJ Financial Group, Inc.                  6           73,575
Standard Chartered PLC                            1,149           32,090
                                                             ------------
                                                                 594,899

Banking - Regional-2.8%
Macquarie Bank Ltd.                                 878           54,749
UniCredito Italiano SpA                          14,423          133,203
                                                             ------------
                                                                 187,952

Brokerage & Money Management-5.8%
Franklin Resources, Inc.                            400           46,956
Janus Capital Group, Inc.                         3,200           68,000
Legg Mason, Inc.                                    700           71,918
Merrill Lynch & Co., Inc.                           800           66,944
Nomura Holdings, Inc.                             6,000          129,936
                                                             ------------
                                                                 383,754

Insurance-4.8%
American International Group, Inc.                3,000          201,300
QBE Insurance Group, Ltd.                         2,117           53,633
Swiss Reinsurance                                   752           63,968
                                                             ------------
                                                                 318,901

Miscellaneous-6.1%
3i Group PLC                                      1,638           35,795
Chicago Mercantile Exchange Holdings, Inc.-
  Class A                                            60           32,348
Citigroup, Inc.                                   3,200          161,280
NYSE Group, Inc.(a)                                 300           25,470
UBS AG (Swiss Virt-X)                             2,634          155,535
                                                             ------------
                                                                 410,428
                                                             ------------
                                                               1,895,934

Health Care-13.1%
Biotechnology-1.6%
Genentech, Inc.(a)                                  600           50,622
Gilead Sciences, Inc.(a)                            600           42,936
Medimmune, Inc.(a)                                  300            9,573
                                                             ------------
                                                                 103,131


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 93


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Drugs-5.9%
Allergan, Inc.                                      300        $  33,513
Eli Lilly & Co.                                     500           26,320
Merck & Co. Inc.                                  1,800           79,488
Novartis AG                                         640           35,521
Roche Holding AG                                    395           70,290
Sanofi-Aventis                                      373           31,672
Shionogi & Co. Ltd.                               1,000           19,361
Takeda Pharmaceutical Co. Ltd.                      300           20,641
Teva Pharmaceutical Industries Ltd. (ADR)         1,200           42,672
Wyeth                                               700           34,244
                                                             ------------
                                                                 393,722

Medical Products-2.2%
Abbott Laboratories                                 400           21,848
Alcon, Inc.                                         400           49,848
Becton Dickinson & Co.                              400           30,396
Nobel Biocare Holding AG(a)                         140           46,372
                                                             ------------
                                                                 148,464

Medical Services-3.4%
Laboratory Corp. of America Holdings(a)             300           23,925
Medco Health Solutions, Inc.(a)                     400           27,044
Unitedhealth Group, Inc.                          1,600           83,520
WellPoint, Inc.(a)                                1,200           95,268
                                                             ------------
                                                                 229,757
                                                             ------------
                                                                 875,074

Technology-11.2%
Communication Equipment-2.2%
Cisco Systems, Inc.(a)                            2,648           68,689
Juniper Networks, Inc.(a)                           900           17,019
Nokia OYJ                                         1,973           43,064
QUALCOMM, Inc.                                      500           20,140
                                                             ------------
                                                                 148,912

Communication Services-0.2%
Monster Worldwide, Inc.(a)                          300           14,958

Computer Hardware/Storage-2.4%
Apple, Inc.(a)                                      400           33,844
International Business Machines Corp.               600           55,806
Sun Microsystems, Inc.(a)                        11,118           68,153
                                                             ------------
                                                                 157,803

Computer Peripherals-0.2%
Network Appliance, Inc.(a)                          400           15,468


94 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Computer Services-1.1%
CapGemini, SA                                       305        $  21,299
Cognizant Technology Solutions Corp.-
  Class A(a)                                        200           18,040
Fiserv, Inc.(a)                                     200           10,592
Infosys Technologies Ltd. (ADR)                     400           21,704
                                                             ------------
                                                                  71,635

Internet Infrastructure-0.3%
Akamai Technologies, Inc.(a)                        400           20,628

Internet Media-0.8%
Google, Inc.-Class A(a)                             125           56,181

Miscellaneous-0.8%
Canon, Inc.                                         600           32,498
Hoya Corp.                                          500           17,330
                                                             ------------
                                                                  49,828

Semiconductor Capital Equipment-0.3%
ASML Holding NV(a)                                  487           11,969
KLA-Tencor Corp.                                    200           10,348
                                                             ------------
                                                                  22,317

Semiconductor Components-1.0%
Broadcom Corp.-Class A(a)                           400           13,636
NVIDIA Corp.(a)                                     500           15,500
Samsung Electronics Co. Ltd.                          4            2,416
Samsung Electronics Co., Ltd. (GDR)(b)               20            6,005
Taiwan Semiconductor Manufacturing Co. Ltd.
  (ADR)                                             847            9,402
Texas Instruments, Inc.                             600           18,576
                                                             ------------
                                                                  65,535

Software-1.9%
Adobe Systems, Inc.(a)                              595           23,354
Citrix Systems, Inc.(a)                             400           12,880
Microsoft Corp.                                   2,600           73,242
Oracle Corp.(a)                                   1,100           18,073
                                                             ------------
                                                                 127,549
                                                             ------------
                                                                 750,814

Basic Industry-8.2%
Chemicals-2.0%
Air Products & Chemicals, Inc.                    1,100           82,302
Hitachi Chemical Co., Ltd.                        2,100           49,040
                                                             ------------
                                                                 131,342


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 95


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Mining & Metals-6.0%
China Shenhua Energy Co. Ltd.-Class H            34,000        $  85,984
Cia Vale do Rio Doce (ADR)                        2,100           71,652
Cia Vale do Rio Doce (Sponsored) (ADR)              800           23,640
MMC Norilsk Nickel (ADR)                            234           41,535
Rio Tinto PLC                                     1,770           95,350
Xstrata PLC                                       1,805           84,500
                                                             ------------
                                                                 402,661

Miscellaneous-0.2%
Asahi Glass Co. Ltd.                              1,000           13,442
                                                             ------------
                                                                 547,445

Consumer Services-7.7%
Advertising-0.4%
WPP Group PLC                                     1,744           25,236

Airlines-0.6%
easyJet PLC(a)                                    3,090           39,946

Broadcasting & Cable-1.4%
Comcast Corp.-Class A(a)                          1,950           50,154
Societe Television Francaise 1                    1,216           40,938
                                                             ------------
                                                                  91,092

Cellular Communications-1.0%
America Movil SAB de CV Series L (ADR)              900           39,420
China Mobile Ltd.                                 1,500           13,925
NTT DoCoMo , Inc.                                     6           10,928
                                                             ------------
                                                                  64,273

Entertainment & Leisure-0.2%
OPAP, SA                                            346           12,226

Miscellaneous-0.1%
Electronic Arts, Inc.(a)                            200           10,084

Restaurants & Lodging-1.9%
Accor, SA                                           518           45,665
Ctrip.com International Ltd. (ADR)                  200           11,802
Hilton Hotels Corp.                               2,000           70,600
                                                             ------------
                                                                 128,067

Retail - General Merchandise-2.1%
Best Buy Co., Inc.                                  800           37,176
eBay, Inc.(a)                                       300            9,618
Kohl's Corp.(a)                                     600           41,394
Target Corp.                                        900           55,377
                                                             ------------
                                                                 143,565
                                                             ------------
                                                                 514,489

Consumer Staples-7.6%
Beverages-0.3%
SABMiller PLC                                     1,071           23,653


96 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Food-2.6%
Archer-Daniels-Midland Co.                          900        $  30,942
Hershey Co.                                         500           26,440
Nestle, SA                                          175           65,103
WM Wrigley Jr Co.                                 1,000           49,800
                                                             ------------
                                                                 172,285

Household Products-1.8%
Procter & Gamble Co.                              1,900          120,631

Miscellaneous-0.8%
Punch Taverns PLC                                 2,329           52,625

Tobacco-2.1%
Altria Group, Inc.                                1,200          101,136
British American Tobacco PLC                      1,281           38,870
                                                             ------------
                                                                 140,006

                                                             ------------
                                                                 509,200

Energy-5.7%
Domestic Producers-2.1%
Noble Energy, Inc.                                2,400          138,168

International-0.5%
LUKOIL (ADR)                                        452           35,844

Oil Service-3.0%
Halliburton Co.                                   4,000          123,520
Nabors Industries Ltd.(a)                         2,500           74,900
                                                             ------------
                                                                 198,420

Pipelines-0.1%
Tenaris SA (ADR)                                    200            9,082
                                                             ------------
                                                                 381,514

Consumer Manufacturing-5.4%
Auto & Related-2.3%
Denso Corp.                                         800           31,168
Fiat SpA(a)                                       1,527           36,156
Toyota Motor Corp.                                1,300           87,316
                                                             ------------
                                                                 154,640

Building & Related-2.2%
American Standard Cos, Inc.                         700           37,093
CRH PLC                                             762           31,705
Daiwa House Industry Co. Ltd.                     1,000           17,937
Pulte Homes, Inc.                                   600           17,736
Vinci, SA                                           288           39,806
                                                             ------------
                                                                 144,277

Miscellaneous-0.9%
Bunge, Ltd.                                         800           63,488
                                                             ------------
                                                                 362,405


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 97


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Capital Goods-5.0%
Electrical Equipment-1.4%
Atlas Copco AB-Class A                            1,423        $  44,595
Emerson Electric Co.                              1,200           51,708
                                                             ------------
                                                                  96,303

Engineering & Construction-1.2%
ABB Ltd.                                          2,596           43,292
Fluor Corp.                                         400           33,788
                                                             ------------
                                                                  77,080

Miscellaneous-2.4%
General Electric Co.                              3,000          104,760
United Technologies Corp.                           800           52,504
                                                             ------------
                                                                 157,264
                                                             ------------
                                                                 330,647

Multi-Industry Companies-1.5%
Multi-Industry Companies-1.5%
Danaher Corp.                                       600           42,984
Mitsui & Co. Ltd.                                 3,000           53,919
                                                             ------------
                                                                  96,903

Aerospace & Defense-1.3%
Aerospace-1.3%
BAE Systems PLC                                   4,386           37,355
Boeing Co.                                          600           52,362
                                                             ------------
                                                                  89,717

Utilities-1.1%
Electric & Gas Utility-0.8%
Gazprom ADR (ADR)                                 1,237           50,371

Telephone Utility-0.3%
AT&T, Inc.                                          300           11,040
Telefonica SA                                       541           11,636
                                                             ------------
                                                                  22,676
                                                             ------------
                                                                  73,047

Total Common Stocks
  (cost $5,808,093)                                            6,427,189

WARRANTS-1.2%
Technology-0.6%
Electronic Components-0.4%
AU Optronics, Credit Suisse First Boston,
  expiring 3/05/09(a)                             6,200            8,946
HON HAI Precision Industry Co., Ltd.,
  Citigroup Global Markets, expiring
  1/17/07(a)(b)                                   2,600           18,130
Largan Precision Co. Ltd., Citigroup Global
  Markets, expiring 1/20/10(a)                        1               14
                                                             ------------
                                                                  27,090


98 o ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Semiconductor Components-0.2%
Novatek Microelectronics Corp. Ltd.,
  Deutsche Bank AG London, expiring
  11/02/16(a)(b)                                  2,573        $  12,716
                                                             ------------
                                                                  39,806

Utilities-0.3%
Electric & Gas Utility-0.3%
NTPC Ltd., Deutsche Bank AG London,
  expiring 2/06/17(a)(b)                          4,730           15,076

Consumer Manufacturing-0.2%
Auto & Related-0.2%
Tata Motors Ltd., Merrill Lynch Intl & Co.,
  expiring 5/23/11(a)(b)                            730           14,111

Multi-Industry Companies-0.1%
Multi-Industry Companies-0.1%
Tata Consultancy Services Ltd., Deutsche
  Bank AG London, expiring 8/20/07(a)(b)            300            8,087

Total Warrants
  (cost $75,326)                                                  77,080

SHORT-TERM INVESTMENTS-0.5%
Investment Companies-0.5%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(c)
  (cost $34,821)                                 34,821           34,821

Total Investments-97.9%
  (cost $5,918,240)                                            6,539,090
Other assets less liabilities-2.1%                               138,692
                                                             ------------

Net Assets-100.0%                                            $ 6,677,782


(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $74,125 or 1.1% of net assets.

(c)  Investment in affiliated money market mutual fund.

     Glossary:

     ADR - American Depositary Receipt
     GDR - Global Depositary Receipt

     See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL RESEARCH GROWTH PORTFOLIO o 99


SHORT DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
MORTGAGE PASS-THRUS-22.3%
AGENCY ARMS-5.4%
Federal Home Loan Mortgage Corp.
  4.208%, 4/01/35(a)                           $  8,076      $ 7,963,612
  4.233%, 10/01/35(a)                             2,446        2,451,062
  5.944%, 11/01/36(a)                            10,740       10,839,791
Federal National Mortgage Association
  4.103%, 11/01/34(a)                             1,859        1,863,907
  4.41%, 8/01/34(a)                               1,608        1,613,500
  4.803%, 7/01/35(a)                              1,763        1,761,963
  5.487%, 5/01/36(a)                              4,187        4,217,756
  5.80%, 3/01/36(a)                               7,874        7,972,172
  5.867%, 11/01/36(a)                            13,965       14,136,131
  5.931%, 6/01/36(a)                              5,166        5,203,588
  6.897%, 1/01/36(a)                              2,999        3,043,699
                                                             ------------
                                                              61,067,181

FIXED RATE 15-YEAR-6.8%
Federal Home Loan Mortgage Corp.
  5.00%, 4/01/21                                 20,549       20,276,577
Federal National Mortgage Association
  5.50%, TBA                                     54,740       54,859,771
  6.00%, 12/01/09-6/01/20                         1,301        1,320,690
                                                             ------------
                                                              76,457,038

FIXED RATE 30-YEAR-5.3%
Federal Home Loan Mortgage Corp.
  7.00%, 5/01/35-2/01/37                         30,185       31,014,981
Federal National Mortgage Association
  5.50%, 5/01/36                                 28,060       27,875,393
  7.00%, 2/01/31-12/01/34                         1,284        1,328,189
                                                             ------------
                                                              60,218,563

NON-AGENCY ARMS-4.8%
Adjustable Rate Mortgage Trust
  Series 2005-4 Class 3A1
  4.996%, 8/25/35(a)                              4,576        4,517,323
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.928%, 1/25/36(a)                              1,354        1,365,042
  Series 2006-1 Class 22A1
  5.398%, 2/25/36(a)                              4,056        4,051,621
  Series 2006-3 Class 22A1
  6.228%, 5/25/36(a)                              2,920        2,940,947
  Series 2007-1 Class 21A1
  5.75%, 1/25/47(a)                               8,150        8,193,766
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.109%, 5/25/35(a)                              3,337        3,301,692


100 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Home Loans
  Series 2006-HYB4 Class 2A1
  5.82%, 6/20/36(a)                            $  2,837      $ 2,848,939
Indymac Inda Mortgage Loan Trust
  Series 2006-AR2 Class 1A1
  6.019%, 9/25/36(a)                              8,113        8,180,819
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.251%, 5/25/36(a)                              1,853        1,877,879
JPMorgan Alternative Loan Trust
  Series 2006-A4 Class A1
  5.95%, 9/25/36(a)                               6,906        7,012,327
JPMorgan Mortgage Trust
  Series 2006-A4 Class 1A1
  5.841%, 6/25/36(a)                              3,445        3,474,991
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.182%, 3/25/36(a)                              3,908        3,966,687
Residential Funding Mortgage Securities I, Inc.
  Series 2005-SA3 Class 3A
  5.236%, 8/25/35(a)                              2,920        2,907,931
Structured Asset Securities Corp.
  Series 2002-11A Class 1A1
  6.951%, 6/25/32(a)                                 12           11,608
                                                             ------------
                                                              54,651,572

Total Mortgage Pass-Thrus
  (cost $251,071,442)                                        252,394,354

GOVERNMENT-RELATED-US AGENCIES-17.0%
  AGENCY CALLABLES-2.3%
Federal Home Loan Mortgage Corp.
  5.45%, 5/23/08                                  3,920        3,920,829
Federal National Mortgage Association
  4.90%, 11/28/07                                 8,650        8,633,730
  5.00%, 2/27/08                                 13,210       13,200,653
                                                             ------------
                                                              25,755,212

AGENCY DEBENTURES-14.7%
Federal Home Loan Bank
  5.125%, 6/13/08                                18,520       18,572,467
  5.375%, 8/19/11                                 7,490        7,656,720
Federal Home Loan Mortgage Corp.
  3.875%, 6/15/08                                16,380       16,168,583
  4.00%, 8/17/07                                 31,210       31,029,700


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 101


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Federal National Mortgage Association
  4.25%, 5/15/09                               $ 24,175     $ 23,887,632
  5.75%, 2/15/08                                 42,335       42,602,261
  6.625%, 9/15/09                                26,000       27,103,674
                                                             ------------
                                                             167,021,037

Total Government-Related - US Agencies
  (cost $192,518,871)                                        192,776,249

MORTGAGE CMOS-15.4%
AGENCY ADJUSTABLE RATE-0.7%
Federal National Mortgage Association
  Series 2003-52 Class FV
  6.32%, 5/25/31(a)                               4,971        5,034,306
  Series 2003-W13 Class AV2
  5.46%, 10/25/33(a)                              1,189        1,189,187
Freddie Mac Reference Remic
  Series R008 Class FK
  5.72%, 7/15/23(a)                               2,225        2,236,143
                                                             ------------
                                                               8,459,636

AGENCY FIXED RATE-5.2%
Federal Home Loan Mortgage Corp. Strips
  5.00%, 12/01/34-8/01/35                        28,816        6,815,598
  Series R007 Class AC
  5.875%, 5/15/16                                35,004       35,246,384
Federal National Mortgage Association Strips
  5.00%, 7/01/33-3/01/35                         45,230       10,725,608
  5.50%, 3/25/29                                  4,755        4,775,706
  6.00%, 5/25/36                                  4,033          876,466
                                                             ------------
                                                              58,439,762

NON-AGENCY ADJUSTABLE RATE-3.5%
Adjustable Rate Mortgage Trust
  Series 2005-11 Class 5M1
  5.79%, 2/25/36(a)                               4,155        4,170,415
American Home Mortgage Investment Trust
  Series 2005-2 Class 2A1
  6.89%, 9/25/45(a)                                 205          206,822
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.883%, 12/25/35(a)                             2,022        2,021,824
  Series 2006-0A10C Class M5
  5.92%, 8/25/46(a)                               2,250        2,238,750
  Series 2006-0A14 Class 3A1
  5.733%, 11/25/46(a)                             2,422        2,414,559
Deutsche Alt-A Securities, Inc.
  Mortgage Loan Trust
  Series 2005-AR1 Class 1A1
  5.63%, 8/25/35(a)                                 191          191,088
Homebanc Mortgage Trust
  Series 2005-4 Class A2
  5.65%, 10/25/35(a)                              5,030        5,037,667


102 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
MLCC Mortgage Investors, Inc.
  Series 2004-A Class A1
  5.55%, 4/25/29(a)                            $    208       $  208,492
MortgageIT Trust
  Series 2005-4 Class M1
  5.77%, 10/25/35(a)                              1,966        1,966,092
Specialty Underwriting & Residential Finance
  Series 2005-AB2 Class M1
  5.77%, 6/25/36(a)                               2,000        2,008,240
Structured Adjustable Rate Mortgage Loan
  Series 2005-5 Class A3
  5.55%, 5/25/35(a)                                 486          485,792
  Series 2005-9 Class 2A1
  6.227%, 5/25/35(a)                              1,443        1,456,099
Structured Asset Mortgage Investment, Inc.
  Series 2004-AR5 Class 1A1
  5.65%, 10/19/34(a)                              1,310        1,311,510
Washington Mutual
  Series 2006-AR11 Class 1A
  5.843%, 9/25/46(a)                              2,554        2,554,669
  Series 2006-AR11 Class 3A1A
  5.803%, 9/25/46(a)                              1,721        1,721,072
  Series 2006-AR4 Class 1A1B
  5.823%, 5/25/46(a)                              2,570        2,570,243
  Series 2006-AR9 Class 1AB2
  5.54%, 8/25/46(a)                               4,575        4,581,670
Washington Mutual Mortgage
  Pass-Thru Certificates
  Series 2007-0A1 Class A1A
  5.633%, 2/25/47(a)                              4,271        4,271,365
                                                             ------------
                                                              39,416,369

NON-AGENCY FIXED RATE-6.0%
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-WF2 Class AF3
  4.871%, 8/25/35                                 5,000        4,947,350
Countrywide Alternative Loan Trust
  Series 2006-J8 Class A2
  6.00%, 2/25/37                                 10,443       10,536,193
Credit Suisse First Boston
  Mortgage Securities Corp.
  Series 2005-11 Class 3A6
  5.50%, 12/25/35                                 5,821        5,827,039
Deutsche Alt-A Securities, Inc.
  Mortgage Loan Trust
  Series 2006-AB2 Class A7
  5.961%, 6/25/36                                 3,988        3,982,008
Merrill Lynch Mortgage Investors, Inc.
  Series 2005-A8 Class A1C1
  5.25%, 8/25/36                                  2,059        2,036,216
  Series 2005-A9 Class 2A1A
  5.155%, 12/25/35                                5,148        5,104,513


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 103


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Nomura Asset Acceptance Corp.
  Series 2006-WF1 Class A2
  5.755%, 6/25/36                              $  6,125      $ 6,149,377
Residential Accredit Loans, Inc.
  Series 2007-QS1 Class 1A1
  6.00%, 1/25/37                                 17,407       17,535,009
  Series 2007-QS1 Class 2A10
  6.00%, 1/25/37                                  6,702        6,751,475
Residential Asset Mortgage Products, Inc.
  Series 2004-SL4 Class A4
  7.00%, 7/25/32                                  1,415        1,448,307
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.531%, 8/25/36                                 3,361        3,344,599
                                                              67,662,086
                                                             ------------
Total Mortgage CMOS
  (cost $173,553,966)                                        173,977,853

U.S. TREASURIES-14.7%
United States Treasury Inflation Indexed Note
  3.50%, 1/15/11                                 15,872       16,718,016
United States Treasury Notes
  3.50%, 8/15/09(b)                              92,125       89,814,689
  3.625%, 4/30/07                                   185          184,523
  4.875%, 5/31/11(c)                             24,720       25,069,565
  5.00%, 7/31/08                                 35,200       35,319,610
                                                             -----------
Total U.S. Treasuries
  (cost $166,158,710)                                        167,106,403

COMMERCIAL MORTGAGE BACKED
  SECURITIES-11.6%
NON-AGENCY ADJUSTABLE
  RATE CMBS-1.9%
Banc of America Large Loan, Inc.
  Series 2005-MIB1 Class C
  5.63%, 3/15/22(a)(d)                            2,500        2,500,000
Commercial Mortgage Pass Through Certificates
  Series 2005-F10A Class A1
  5.42%, 4/15/17(a)(d)                            1,644        1,643,726
  Series 2005-FL11 Class D
  5.66%, 11/15/17(a)(d)                           1,938        1,938,257
Credit Suisse First Boston
  Mortgage Securities Corp.
  Series 2005-TF2A Class F
  5.82%, 9/15/20(a)(d)                            1,435        1,435,000
  Series 2005-TF2A Class G
  5.87%, 9/15/20(a)(d)                            1,435        1,435,000
Credit Suisse Mortgage Capital Certificates
  Series 2006-TF2A Class SVD
  5.79%, 10/15/21(a)(d)                           4,900        4,900,000


104 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Lehman Brothers Floating Rate
  Commercial Mortgage Trust
  Series 2004-LLFA Class C
  5.63%, 10/15/17(a)(d)                        $  2,400      $ 2,400,000
Morgan Stanley Capital I
  Series 2005-XLF Class G
  5.69%, 8/15/19(a)(d)                            2,000        2,000,000
  Series 2005-XLF Class H
  5.71%, 8/15/19(a)(d)                            1,000        1,000,000
Wachovia Bank Commercial Mortgage Trust
  Series 2006-WL7A Class H
  5.72%, 9/15/21(a)(d)                            2,600        2,595,762
                                                             ------------
                                                              21,847,745

NON-AGENCY FIXED RATE CMBS-9.7%
Asset Securitization Corp.
  Series 1996-MD6 Class A1C
  7.04%, 11/13/29                                   129          130,282
Banc of America Commercial Mortgage, Inc.
  Series 2006-6 Class A2
  5.309%, 10/10/45                                6,800        6,844,608
  Series 2007-1 Class A2
  5.381%, 1/15/49                                 8,000        8,084,720
Bear Stearns Commercial Mortgage Securities
  Series 2002-T0P6 Class A2
  6.46%, 10/15/36                                10,615       11,197,020
CW Capital Cobalt
  Series 2006-C1 Class A2
  5.174%, 8/15/48                                 7,800        7,808,502
First Union Lehman Brothers Bank of America
  Series 1998-C2 Class A2
  6.56%, 11/18/35                                   497          501,031
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45                                 5,665        5,619,996
Greenwich Capital Commercial Funding Corp.
  Series 2007-GG9 Class A2
  5.381%, 3/10/39                                 6,250        6,306,813
JPMorgan Chase Commercial
  Mortgage Securities Corp.
  Series 2005-LDP5 Class A2
  5.198%, 12/15/44                                5,847        5,856,405
  Series 2007-CB18 Class A1
  5.32%, 6/12/47                                  2,000        2,013,160


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 105


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust
  Series 2002-C1 Class A4
  6.462%, 3/15/31                              $  5,900      $ 6,237,444
  Series 2003-C5 Class A3
  4.254%, 7/15/27                                 7,435        7,213,120
  Series 2004-C7, Class A2
  3.992%, 10/15/29                                9,155        8,899,944
  Series 2006-C6 Class A2
  5.262%, 9/15/39                                10,000       10,064,400
  Series 2007-C1 Class A2
  5.318%, 2/15/40                                 8,300        8,329,548
Nomura Asset Securities Corp.
  Series 1998-D6 Class A1B
  6.59%, 3/15/30                                    999        1,009,683
Wachovia Bank Commercial Mortgage Trust
  Series 2006-C29 Class A2
  5.275%, 11/15/48                               13,100       13,168,513
                                                             ------------
                                                             109,285,189

Total Commercial Mortgage Backed Securities
  (cost $130,913,015)                                        131,132,934
CORPORATES - INVESTMENT GRADE-8.0%
Financial Institutions-4.4%
Banking-0.4%
UBS Preferred Funding Trust I
  8.622%, 10/29/49(a)                             3,885        4,313,896

Finance-2.5%
American General Finance Corp.
  5.64%, 8/17/11(a)                               9,500        9,531,882
Capital One Financial Corp.
  5.633%, 9/10/09(a)                              4,800        4,814,688
CIT Group, Inc.
  5.48%, 8/17/09(a)                               4,775        4,781,824
  Senior Note
  7.75%, 4/02/12                                    8,500        9,436,241
                                                             ------------
                                                              28,564,635

Insurance-0.7%
Marsh & McLennan Cos., Inc.
  5.375%, 3/15/07                                 7,725        7,724,568

Real Estate Investment Trust-0.8%
Simon Property Group LP
  6.375%, 11/15/07                                3,804        3,828,844
Vornado Realty LP
  5.625%, 6/15/07                                 5,840        5,837,103
                                                             ------------
                                                               9,665,947
                                                             ------------
                                                              50,269,046


106 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Industrial-3.6%
Basic-0.1%
Weyerhaeuser Co.
  6.125%, 3/15/07                              $    569      $   568,931

Capital Goods-0.5%
Waste Management, Inc.
  6.50%, 11/15/08                                 5,623        5,732,367

Communications - Media-0.7%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09                                 7,340        7,562,145

Communications - Telecommunication-0.6%
Verizon Global Funding Corp.
  6.125%, 6/15/07                                 6,705        6,721,917

Consumer Cyclical - Automotive-0.6%
DaimlerChrysler North America Corp.
  4.125%, 3/07/07                                 5,895        5,894,570
  4.875%, 6/15/10                                 1,210        1,193,545
                                                               7,088,115
Consumer Non-Cyclical-1.1%
Safeway, Inc.
  6.50%, 11/15/08                                 4,495        4,579,510
The Kroger Co.
  7.80%, 8/15/07                                  8,420        8,505,564
                                                             ------------
                                                              13,085,074
                                                             ------------
                                                              40,758,549

Total Corporates - Investment Grade
  (cost $90,966,997)                                          91,027,595

ASSET-BACKED SECURITIES-6.6%
AUTOS - FIXED RATE-0.0%
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08                                    158          157,881

CREDIT CARD - FIXED RATE-0.3%
Providian Gateway Master Trust
  Series 2004-DA Class A
  3.35%, 9/15/11(d)                               2,900        2,870,956

HOME EQUITY LOANS - FIXED RATE-2.5%
American General Mortgage Loan Trust
  Series 2003-1 Class A3
  4.03%, 4/25/33                                  2,873        2,798,756
Citifinancial Mortgage Securities, Inc.
  Series 2004-1 Class AF2
  2.645%, 4/25/34                                   684          668,118


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO o 107


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates
  Series 2007-S1 Class A3
  5.81%, 11/25/36                              $  3,500      $ 3,514,175
Credit-Based Asset Servicing & Securities, Inc.
  Series 2003-CB1 Class AF
  3.45%, 1/25/33                                  1,621        1,584,993
  Series 2003-CB3 Class AF1
  2.879%, 12/25/32                                2,180        2,098,410
  Series 2005-CB4 Class AF2
  4.751%, 8/25/35                                 2,250        2,222,099
  Series 2005-RP2 Class AF2
  5.75%, 9/25/35(d)                               1,800        1,802,250
Home Equity Mortgage Trust
  Series 2005-4 Class A3
  4.742%, 1/25/36                                 3,480        3,451,657
  Series 2006-1 Class A2
  5.30%, 5/25/36                                  4,010        4,007,281
  Series 2006-5 Class A1
  5.50%, 1/25/37                                  4,000        3,999,883
Residential Asset Mortgage Products, Inc.
  Series 2004-RS4 Class AI4
  4.911%, 4/25/34                                    25           24,817
Washington Mutual Asset-Backed Certificates
  Series 2007-WM1 Class N1
  6.75%, 1/25/47(d)                               2,497        2,492,466
                                                             ------------
                                                              28,664,905

HOME EQUITY LOANS -
  FLOATING RATE-2.8%
Ace Securities Corp.
  Series 2003-0P1 Class A2
  5.68%, 12/25/33(a)                                 18           17,635
First Franklin Mortgage Loan Trust
  Series 2004-FF4 Class A2
  5.61%, 6/25/34(a)                                 422          422,823
Home Equity Mortgage Trust
  Series 2005-3 Class M1
  5.86%, 11/25/35(a)                                800          800,864
Household Home Equity Loan Trust
  Series 2006-1 Class M1
  5.60%, 1/20/36(a)                               2,428        2,427,725
HSI Asset Securitization Corp. Trust
  Series 2006-OPT1 Class 2A1
  5.40%, 12/25/35(a)                              3,992        3,992,457
IXIS Real Estate Capital Trust
  Series 2004-HE4 Class A1
  5.69%, 2/25/35(a)                                 361          361,520



108 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Lehman XS Trust
  Series 2005-2 Class 1M1
  5.82%, 8/25/35(a)                            $  5,000      $ 5,013,850
  Series 2006-1 Class 1M1
  5.77%, 2/25/36(a)                               4,000        4,016,840
  Series 2007-2N Class M1
  5.66%, 2/25/37(a)                               3,600        3,603,384
Long Beach Mortgage Loan Trust
  Series 2004-3 Class M2
  5.92%, 7/25/34(a)                                 400          401,892
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.72%, 9/25/34(a)                               1,154        1,158,665
  Series 2006-WMC1 Class A2
  5.43%, 2/25/36(a)                               2,000        2,000,196
Option One Mortgage Loan Trust
  Series 2006-2 Class 2A2
  5.42%, 7/25/36(a)                               4,215        4,213,685
Residential Asset Securities Corp.
  Series 2006-KS3 Class AI2
  5.44%, 4/25/36(a)                               1,800        1,800,000
Saxon Asset Securities Trust
  Series 2005-4 Class A2A
  5.41%, 11/25/37(a)                                196          196,146
Structured Asset Investment Loan Trust
  Series 2005-HE1 Class A4
  5.48%, 7/25/35(a)                               1,075        1,074,872
                                                             ------------
                                                              31,502,554

OTHER - FIXED RATE-0.1%
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(d)                              1,600        1,632,880

OTHER - FLOATING RATE-0.9%
GE Dealer Floorplan Master Note Trust
  Series 2006-2 Class A
  5.39%, 4/20/13(a)                               4,360        4,366,108
Mortgage Equity Conversion Asset Trust
  Series 2007-FF2 Class A
  5.48%, 3/25/07(a)(d)                            3,600        3,600,000
SLM Student Loan Trust
  Series 2005-10 Class A2
  5.37%, 4/27/15(a)                               2,203        2,203,251
                                                             ------------
                                                              10,169,359

Total Asset-Backed Securities
  (cost $74,921,100)                                          74,998,535


ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO O 109


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SHORT-TERM INVESTMENT-11.9%
MUTUAL FUND-11.9%
AllianceBernstein Fixed-Income Shares, Inc.-
  Government STIF Portfolio(e)
  (cost $135,323,301)                      $135,323,301   $  135,323,301

Total Investments-107.5%
  (cost $1,215,427,402)                                    1,218,737,224

Other assets less liabilities-(7.5)%                         (84,939,397)
                                                          ---------------
Net Assets-100%                                           $1,133,797,827


(a)  Variable rate coupon, rate shown as of February 28, 2007.

(b) Position with a market value of $731,192 has been segregated to collateralize margin requirements for open future contracts.

(c)  Represents entire or partial position segregated as collateral for swaps.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $34,246,297 or 3.0% of net assets.

(e)  Investment in affiliated money market mutual fund.

Glossary of Terms:

TBA - To Be Announced.

See notes to financial statements.


110 o ALLIANCEBERNSTEIN SHORT DURATION BOND PORTFOLIO


INTERMEDIATE DURATION BOND PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)

                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
MORTGAGE PASS-THRUS-45.1%
AGENCY ARMS-4.2%
Federal Home Loan Mortgage Corp.
  5.84%, 12/01/36(a)(b)                        $ 34,078      $34,389,380
Federal National Mortgage Association
  4.41%, 8/01/34(a)(b)                            4,272        4,285,292
  5.487%, 5/01/36(a)(b)                           1,368        1,378,065
  5.785%, 1/01/37(a)(b)                           7,546        7,636,637
  5.80%, 3/01/36(a)(b)                            4,797        4,856,611
  5.931%, 6/01/36(a)(b)                           3,527        3,553,111
                                                             ------------
                                                              56,099,096

FIXED RATE 15-YEAR-5.5%
Federal Home Loan Mortgage Corp.
  5.00%, 4/01/21(a)                               3,367        3,322,783
Federal National Mortgage Association
  4.50%, 5/01/20-10/01/21(a)                     35,662       34,565,620
  4.50%, TBA                                      3,830        3,711,507
  5.00%, 4/01/19-12/01/21(a)                     29,103       28,756,596
  5.00%, TBA                                      3,590        3,541,758
                                                             ------------
                                                              73,898,264

FIXED RATE 30-YEAR-32.8%
Federal Home Loan Mortgage Corp.
  4.50%, 8/01/33-6/01/36(a)                      25,231       23,828,950
  7.00%, 2/01/37(a)                              19,175       19,702,765
Federal National Mortgage Association
  5.00%, 2/01/36-12/01/36(a)                     32,393       31,472,360
  5.00%, TBA                                      3,920        3,804,850
  5.50%, 4/01/33-11/01/36(a)                    202,913      201,554,812
  5.50%, TBA                                      2,940        2,916,112
  6.00%, TBA                                     76,285       76,928,693
  6.50%, 8/01/32-1/01/37(a)                      36,682       37,398,653
  6.50%, TBA                                      7,725        7,874,672
Government National Mortgage Association
  5.50%, TBA                                     15,705       15,648,559
  6.00%, 4/15/36(a)                              16,787       17,042,529
  6.00%, TBA                                      1,575        1,598,625

NON-AGENCY ARMS-2.6%
Bear Stearns Alt-A Trust
  Series 2005-10 Class 24A1
  5.928%, 1/25/36(a)(b)                           3,063        3,087,443
  Series 2006-1 Class 22A1
  5.398%, 2/25/36(a)(b)                           4,313        4,308,542
  Series 2006-3 Class 22A1
  6.228%, 5/25/36(a)(b)                           2,149        2,164,171
  Series 2007-1 Class 21A1
  5.75%, 1/25/47(a)(b)                            2,785        2,799,955


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 111


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc.
  Series 2005-2 Class 1A4
  5.109%, 5/25/35(a)(b)                        $  4,766       $4,716,703
  Series 2006-AR1, Class 3A1
  5.50%, 3/25/36(a)(b)                            5,367        5,398,904
Indymac Index Mortgage Loan Trust
  Series 2006-AR7 Class 4A1
  6.251%, 5/25/36(a)(b)                           2,477        2,509,814
Merrill Lynch Mortgage Investors, Inc.
  Series 2006-A1 Class 2A1
  6.182%, 3/25/36(a)(b)                           3,596        3,649,678
Residential Funding Mortgage Securities I, Inc.
  Series 2005-SA3 Class 3A
  5.236%, 8/25/35(a)(b)                           3,048        3,035,616
Structured Adjustable Rate Mortgage Loan Trust
  Series 2006-3 Class 2A1
  6.01%, 4/25/36(a)(b)                            3,064        3,082,882
                                                             ------------
                                                              34,753,708

Total Mortgage Pass-Thrus
  (cost $603,380,830)                                        604,522,648
                                                             ------------

CORPORATES - INVESTMENT GRADE-14.2%
Financial Institutions-5.2%
Banking-1.9%
Bank of Tokyo-Mitsubishi UFJ NY
  7.40%, 6/15/11(a)                                 170          184,480
Barclays Bank PLC
  8.55%, 9/29/49(a)(c)                              961        1,079,068
Citigroup, Inc.
  4.625%, 8/03/10(a)                              2,357        2,328,351
  5.493%, 6/09/09(a)(b)                             421          422,260
Credit Suisse First Boston USA, Inc.
  5.50%, 8/15/13(a)                               1,812        1,845,810
JPMorgan Chase & Co.
  6.75%, 2/01/11(a)                               2,530        2,669,985
MBNA Corp.
  4.625%, 9/15/08(a)                              1,362        1,350,194
Mitsubishi UFG Capital Finance 1, Ltd.
  6.346%, 7/29/49(a)                                770          798,813
RBS Capital Trust III
  5.512%, 9/29/49(a)                                562          560,945
Resona Bank, Ltd.
  5.85%, 9/29/49(a)(c)                              330          330,634
Resona Preferred Global Securities
  7.191%, 12/29/49(a)(c)                            619          666,484
Suntrust Bank
  5.468%, 6/02/09(a)(b)                             591          592,136
The Huntington National Bank
  4.375%, 1/15/10(a)                                517          504,338


112 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
UBS Preferred Funding Trust I
  8.622%, 10/29/49(a)                          $  1,825      $ 2,026,476
UFJ Finance Aruba AEC
  6.75%, 7/15/13(a)                               1,913        2,057,227
Wachovia Corp.
  5.35%, 3/15/11(a)                               2,205        2,233,572
Washington Mutual, Inc.
  4.00%, 1/15/09(a)                               2,185        2,140,509
Wells Fargo & Co.
  4.20%, 1/15/10(a)                               1,808        1,772,934
Zions Bancorporation
  5.50%, 11/16/15(a)                              1,420        1,420,288
                                                             ------------
                                                              24,984,504

Brokerage-0.1%
The Goldman Sachs Group, Inc.
  4.75%, 7/15/13(a)                               1,016          987,890

Finance-2.2%
American General Finance Corp.
  4.625%, 5/15/09(a)                              2,620        2,588,741
Capital One Financial Corp.
  4.80%, 2/21/12(a)                                 665          650,730
CIT Group, Inc.
  5.58%, 5/18/07(a)(b)                              466          466,261
  Senior Note
  7.75%, 4/02/12(a)                               2,318        2,573,318
Core Investment Grade Trust
  4.642%, 11/30/07(a)                             3,882        3,861,702
Countrywide Home Loans, Inc.
  4.00%, 3/22/11(a)                               1,427        1,359,474
  4.25%, 12/19/07(a)                              1,855        1,838,657
General Electric Capital Corp.
  4.00%, 2/17/09(a)                               4,160        4,081,796
  4.375%, 11/21/11(a)                             1,213        1,180,218
  5.425%, 6/22/07(a)(b)                           3,448        3,449,627
  6.75%, 3/15/32(a)                               1,429        1,661,583
HSBC Finance Corp.
  6.50%, 11/15/08(a)                              4,771        4,882,217
  7.00%, 5/15/12(a)                                 440          477,105
iStar Financial, Inc.
  5.15%, 3/01/12(a)                               1,019        1,002,318
                                                             ------------
                                                              30,073,747

Finance - Other-0.1%
Berkshire Hathaway Finance Corp.
  4.20%, 12/15/10(a)                              1,656        1,614,002

Insurance-0.8%
Assurant, Inc.
  5.625%, 2/15/14(a)                              1,028        1,037,842


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 113


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Humana, Inc.
  6.30%, 8/01/18(a)                            $  1,094      $ 1,123,479
Liberty Mutual Group(c)
  5.75%, 3/15/14(a)                                 993          998,649
WellPoint, Inc.
  3.50%, 9/01/07(a)                               2,200        2,178,416
  3.75%, 12/14/07(a)                                412          406,958
  4.25%, 12/15/09(a)                              2,555        2,501,764
Zurich Capital Trust I
  8.376%, 6/01/37(a)(c)                           2,541        2,655,996
                                                             ------------
                                                              10,903,104

Real Estate Investment Trust-0.1%
Simon Property Group LP
  6.375%, 11/15/07(a)                             1,015        1,021,629

Industrial-7.7%
Basic Industry-0.4%
International Paper Co.
  5.30%, 4/01/15(a)                               2,625        2,552,736
Ispat Inland ULC
  9.75%, 4/01/14(a)                                 602          677,487
Lubrizol Corp.
  4.625%, 10/01/09(a)                               805          794,871
Westvaco Corp.
  8.20%, 1/15/30(a)                                 670          780,646
Weyerhaeuser Co.
  5.95%, 11/01/08(a)                              1,083        1,094,478
                                                             ------------
                                                               5,900,218

Capital Goods-0.8%
Boeing Capital Corp.
  4.75%, 8/25/08(a)                               1,615        1,607,190
  6.50%, 2/15/12(a)                                 205          218,247
Hutchison Whampoa International, Ltd.
  7.45%, 11/24/33(a)(c)                           1,449        1,717,862
Raytheon Co.
  6.75%, 8/15/07(a)                               1,153        1,159,277
Textron Financial Corp.
  4.125%, 3/03/08(a)                              2,610        2,582,590
Textron, Inc.
  6.375%, 11/15/08(a)                               875          893,255
Tyco International Group, SA
  6.00%, 11/15/13(a)                              1,250        1,329,874
Waste Management, Inc.
  6.875%, 5/15/09(a)                              1,435        1,482,970
                                                             ------------
                                                              10,991,265
                                                             ------------

Communications - Media-1.3%
British Sky Broadcasting Group PLC
  6.875%, 2/23/09(a)                                489          503,800
BSKYB Finance United Kingdom PLC
  5.625%, 10/15/15(a)(c)                          2,325        2,339,501


114 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Comcast Cable Communication, Inc.
  6.875%, 6/15/09(a)                           $  1,463      $ 1,519,173
Comcast Cable Communications Holdings, Inc.
  8.375%, 3/15/13(a)                                940        1,085,788
  9.455%, 11/15/22(a)                             1,731        2,307,544
Comcast Corp.
  5.30%, 1/15/14(a)                               1,263        1,259,181
  5.50%, 3/15/11(a)                               1,597        1,616,260
News America, Inc.
  6.55%, 3/15/33(a)                               1,383        1,465,506
R. R. Donnelley & Sons Co.
  4.95%, 4/01/14(a)                                 710          669,821
Time Warner Entertainment Co.
  8.375%, 3/15/23(a)                              3,190        3,847,788
WPP Finance Corp.
  5.875%, 6/15/14(a)                                886          900,375
                                                             ------------
                                                              17,514,737

Communications - Telecommunications-2.6%
AT&T Corp.
  8.00%, 11/15/31(a)                                295          374,477
British Telecommunications PLC
  8.625%, 12/15/10(a)                             2,721        3,049,041
CenturyTel, Inc.
  5.00%, 2/15/15(a)                               2,462        2,293,092
  6.875%, 1/15/28(a)                                915          913,286
Embarq Corp.
  6.738%, 6/01/13(a)                                210          218,008
  7.082%, 6/01/16(a)                              3,705        3,831,196
New Cingular Wireless Services, Inc.
  7.875%, 3/01/11(a)                              2,435        2,674,811
  8.75%, 3/01/31(a)                               1,429        1,900,461
Pacific Bell
  6.625%, 10/15/34(a)                             3,900        3,935,662
Sprint Capital Corp.
  8.375%, 3/15/12(a)                              3,219        3,609,552
Telecom Italia Capital
  4.00%, 11/15/08-1/15/10(a)                      3,815        3,693,646
  6.375%, 11/15/33(a)                               375          366,220
TELUS Corp.
  7.50%, 6/01/07(a)                               3,444        3,459,908
Verizon Global Funding Corp.
  4.90%, 9/15/15(a)                               1,590        1,538,141
Verizon New Jersey, Inc.
  5.875%, 1/17/12(a)                              1,435        1,468,402
Vodafone Group PLC
  5.50%, 6/15/11(a)                               2,045        2,066,990
                                                             ------------
                                                              35,392,893
                                                             ------------

Consumer Cyclical - Automotive-0.1%
DaimlerChrysler North America Corp.
  4.875%, 6/15/10(a)                                698          688,508
                                                             ------------


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 115


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Cyclical - Other-0.5%
Centex Corp.
  5.45%, 8/15/12(a)                            $    859       $  858,354
Starwood Hotels & Resorts Worldwide, Inc.
  7.375%, 11/15/15(a)                             2,086        2,195,315
  7.875%, 5/01/12(a)                              2,181        2,352,383
Toll Brothers Finance Corp.
  6.875%, 11/15/12(a)                             1,055        1,113,769
                                                             ------------
                                                               6,519,821

Consumer Non-Cyclical-1.1%
Altria Group, Inc.
  7.75%, 1/15/27(a)                               2,120        2,610,354
ConAgra Foods, Inc.
  7.875%, 9/15/10(a)                                641          696,229
Fisher Scientific International, Inc.
  6.125%, 7/01/15(a)                              3,130        3,132,604
  6.75%, 8/15/14(a)                                 560          579,899
Kraft Foods, Inc.
  4.125%, 11/12/09(a)                             3,245        3,164,803
Safeway, Inc.
  4.125%, 11/01/08(a)                               683          670,422
  4.80%, 7/16/07(a)                                 620          618,084
  6.50%, 3/01/11(a)                                 453          471,816
The Kroger Co.
  7.80%, 8/15/07(a)                               1,540        1,555,649
Wyeth
  5.50%, 2/01/14(a)                               1,267        1,287,495
                                                             ------------
                                                              14,787,355

Energy-0.3%
Amerada Hess Corp.
  7.875%, 10/01/29(a)                             2,273        2,716,487
Tengizchevroil Finance Co.
  6.124%, 11/15/14(a)(c)                            380          374,300
Valero Energy Corp.
  6.875%, 4/15/12(a)                              1,493        1,597,555
                                                             ------------
                                                               4,688,342

Technology-0.6%
Cisco Systems, Inc.
  5.25%, 2/22/11(a)                                 780          786,647
Electronic Data Systems Corp.
  6.50%, 8/01/13(a)                               3,745        3,825,776
International Business Machines Corp.
  4.375%, 6/01/09(a)                                455          449,346
Motorola, Inc.
  6.50%, 9/01/25(a)                               1,800        1,856,703
  7.50%, 5/15/25(a)                                 290          329,339
  7.625%, 11/15/10(a)                               146          157,268
                                                             ------------
                                                               7,405,079


116 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Utilities-1.3%
Electric-1.2%
Carolina Power & Light Co.
  6.50%, 7/15/12(a)                            $  1,805      $ 1,915,666
CE Electric UK Funding Co.
  6.995%, 12/30/07(a)(c)                            700          709,409
Consumers Energy Co.
  4.25%, 4/15/08(a)                                 734          725,800
Exelon Corp.
  6.75%, 5/01/11(a)                               1,295        1,358,002
FirstEnergy Corp.
  6.45%, 11/15/11(a)                              1,300        1,366,022
  7.375%, 11/15/31(a)                             1,436        1,673,816
MidAmerican Energy Holdings Co.
  5.875%, 10/01/12(a)                               933          962,904
NiSource Finance Corp.
  7.875%, 11/15/10(a)                               856          931,100
Pacific Gas & Electric Co.
  4.80%, 3/01/14(a)                               1,700        1,652,618
Progress Energy, Inc.
  7.10%, 3/01/11(a)                                 574          613,809
Public Service Co. of Colorado
  7.875%, 10/01/12(a)                               874          985,617
SPI Electricity & Gas Australia Holdings Pty, Ltd.
  6.15%, 11/15/13(a)(c)                           1,447        1,506,990
Xcel Energy, Inc.
  7.00%, 12/01/10(a)                              1,110        1,179,145
                                                             ------------
                                                              15,580,898

Natural Gas-0.1%
Duke Energy Field Services Corp.
  7.875%, 8/16/10(a)                                506          547,299
Enterprise Products Operating LP
  Series B
  5.60%, 10/15/14(a)                              1,278        1,282,918

Total Corporates - Investment Grade
   (cost $190,581,552)                                       190,884,209


NON-US DOLLAR-11.9%
GOVERNMENT-RELATED - SOVEREIGNS-10.3%
Japan Government
  0.70%, 6/20/10(a)                     JPY   7,201,950       60,221,099
  1.80%, 9/20/16(a)                           2,659,150       22,892,899
Sweden (Kingdom of)
  5.00%, 1/28/09(a)                     SEK      69,595       10,193,541
  5.25%, 3/15/11(a)                              85,655       12,913,251
United Mexican States
  8.00%, 12/24/08-12/19/13(a)           MXN     307,755       27,646,021
  9.00%, 12/20/12(a)                             51,780        4,865,303
                                                             ------------
                                                             138,732,114


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 117


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
INFLATION-LINKED SECURITIES-1.6%
Japan Government
  0.80%, 9/10/15(a)                     JPY   2,552,700     $ 20,993,322

Total Non-US Dollar
  (cost $158,539,529)                                        159,725,436

COMMERCIAL MORTGAGE BACKED SECURITIES-7.4%
NON-AGENCY FIXED RATE CMBS-7.4%
Banc America Commercial Mortgage, Inc.
  Series 2001-PB1 Class A2
  5.787%, 5/11/35(a)                           $    875          894,988
  Series 2004-4 Class A3
  4.128%, 7/10/42(a)                              1,035        1,011,004
  Series 2004-6 Class A2
  4.161%, 12/10/42(a)                             3,865        3,771,253
Bear Stearns Commercial Mortgage
  Securities, Inc.
  Series 2005-PWR7 Class A3
  5.116%, 2/11/41(a)                              2,500        2,480,736
  Series 2005-T18 Class A4
  4.933%, 2/13/42(a)                              4,235        4,150,347
Credit Suisse Mortgage Capital Certificates
  Series 2006-C3 Class A3
  5.827%, 6/15/38(a)                              4,380        4,576,721
  Series 2006-C4 Class A3
  5.467%, 9/15/39(a)                              6,475        6,560,244
CS First Boston Mortgage Securities Corp.
  Series 2003-CK2 Class A2
  3.861%, 3/15/36(a)                                899          881,802
  Series 2004-C1 Class A4
  4.75%, 1/15/37(a)                               1,815        1,767,234
  Series 2005-C1 Class A4
  5.014%, 2/15/38(a)                              1,516        1,492,533
GE Capital Commercial Mortgage Corp.
  Series 2005-C3 Class A3FX
  4.863%, 7/10/45(a)                              3,265        3,239,062
Greenwich Capital Commercial Funding Corp.
  Series 2003-C1 Class A4
  4.111%, 7/05/35(a)                              1,102        1,041,958
  Series 2005-GG3 Class A2
  4.305%, 8/10/42(a)                              1,823        1,784,423
JPMorgan Chase Commercial Mortgage Securities
  Series 2004-C1 Class A2
  4.302%, 1/15/38(a)                              1,720        1,666,428
  Series 2005-LDP1 Class A4
  5.038%, 3/15/46(a)                              1,846        1,817,885
  Series 2005-LDP3 Class A2
  4.851%, 8/15/42(a)                              2,810        2,783,936


118 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
  Series 2005-LDP4 Class A2
  4.79%, 10/15/42(a)                           $  1,045      $ 1,033,380
  Series 2006-CB14 Class A4
  5.481%, 12/12/44(a)                             1,720        1,745,437
  Series 2006-CB15 Class A4
  5.814%, 6/12/43(a)                              3,110        3,229,051
LB-UBS Commercial Mortgage Trust
  Series 2003-C3 Class A4
  4.166%, 5/15/32(a)                              4,900        4,644,419
  Series 2004-C2 Class A4
  4.367%, 3/15/36(a)                              2,570        2,446,278
  Series 2004-C4 Class A4
  5.133%, 6/15/29(a)                              6,015        6,108,082
  Series 2004-C8 Class A2
  4.201%, 12/15/29(a)                             1,084        1,058,881
  Series 2005-C1 Class A4
  4.742%, 2/15/30(a)                              4,209        4,083,456
  Series 2005-C7 Class A4
  5.197%, 11/15/30(a)                             2,380        2,371,180
  Series 2006-C1 Class A4
  5.156%, 2/15/31(a)                              5,253        5,215,089
  Series 2006-C6 Class A4
  5.372%, 9/15/39(a)                              6,005        6,052,920
Merrill Lynch Mortgage Trust
  Series 2005-CKI1 Class A6
  5.244%, 11/12/37(a)                             2,100        2,109,844
  Series 2005-MKB2 Class A2
  4.806%, 9/12/42(a)                              2,230        2,209,721
Merrill Lynch/Countrywide
  Commercial Mortgage Trust
  Series 2006-1 Class A2
  5.439%, 2/12/39(a)                              1,695        1,713,611
  Series 2006-2 Class A4
  5.91%, 6/12/46(a)                               3,075        3,231,698
Morgan Stanley Capital I
  Series 2004-HQ4 Class A5
  4.59%, 4/14/40(a)                               6,500        6,353,086
  Series 2005-HQ5 Class A4
  5.168%, 1/14/42(a)                              5,186        5,163,811

Total Commercial Mortgage Backed Securities
  (cost $98,202,764)                                          98,690,498

U.S. TREASURIES-7.0%
United States Treasury Bonds
  4.50%, 2/15/36(a)(d)                           49,730       48,230,342
  8.75%, 5/15/17(a)                              33,905       45,212,860

Total U.S. Treasuries
  (cost $90,722,139)                                          93,443,202
                                                             ------------


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 119


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
ASSET-BACKED SECURITIES-3.1%
AUTOS - FIXED RATE-0.1%
Capital Auto Receivables Asset Trust
  Series 2005-SN1A Class A3A
  4.10%, 6/15/08(a)                            $    869      $   867,008

AUTOS - FLOATING RATE-0.0%
Ford Credit Floorplan Master Owner Trust
  Series 2004-1 Class A
  5.36%, 7/15/09(a)(b)                              300          299,943

CREDIT CARDS - FLOATING RATE-0.4%
American Express Credit Account Master Trust
  Series 2005-1 Class A
  5.35%, 10/15/12(a)(b)                           1,298        1,299,010
Bank One Issuance Trust
  Series 2004-A4 Class A4
  5.36%, 2/16/10(a)(b)                            2,158        2,158,337
Discover Card Master Trust I
  Series 2004-1 Class A
  5.35%, 4/16/10(a)(b)                            2,457        2,457,767
                                                             ------------
                                                               5,915,114

HOME EQUITY LOANS - FIXED RATE-0.5%
Citifinancial Mortgage Securities, Inc.
  Series 2003-1 Class AFPT
  3.36%, 1/25/33(a)                                 818          741,396
Credit-Based Asset Servicing & Securities Trust
  Series 2005-CB7 Class AF2
  5.15%, 11/25/35(a)                              1,805        1,793,112
Home Equity Mortgage Trust
  Series 2005-4 Class A3
  4.742%, 1/25/36(a)                                2,070        2,053,141
  Series 2006-1 Class A2
  5.30%, 5/25/36(a)                               1,040        1,039,295
Residential Funding Mortgage Securities II
  Series 2005-HI2 Class A3
  4.46%, 5/25/35(a)                               1,490        1,471,804
                                                             ------------
                                                               7,098,748

HOME EQUITY LOANS - FLOATING RATE-1.9%
Asset Backed Funding Certificates
  Series 2003-WF1 Class A2
  6.07%, 12/25/32(a)(b)                             870          870,670
Bear Stearns Asset Backed Securities, Inc.
  Series 2005-SD1 Class 1A1
  5.47%, 4/25/22(a)(b)                              235          234,629
GE-WMC Mortgage Securities LLC
  Series 2005-2 Class A2B
  5.49%, 12/25/35(a)(b)                           2,190        2,191,711
Home Equity Mortgage Trust
  Series 2005-2 Class A1
  5.50%, 7/25/35(a)(b)                               23           23,217


120 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Household Home Equity Loan Trust
  Series 2005-3 Class A1
  5.58%, 1/20/35(a)(b)                         $  1,514      $ 1,517,458
HSI Asset Securitization Corp. Trust
  Series 2006-OPT2 Class 2A1
  5.40%, 1/25/36(a)(b)                            1,145        1,144,602
Lehman XS Trust
  Series 2005-4 Class 1M1
  5.82%, 10/25/35(a)(b)                           4,865        4,883,195
Master Asset Backed Securities Trust
  Series 2004-HE1 Class A1
  5.72%, 9/25/34(a)(b)                            1,167        1,171,153
RAAC Series
  Series 2006-SP3 Class A1
  5.40%, 8/25/36(a)(b)                            2,011        2,011,175
Residential Asset Mortgage Products, Inc.
  Series 2005-RS3 Class AIA2
  5.49%, 3/25/35(a)(b)                            1,723        1,722,943
  Series 2005-RZ1 Class A2
  5.52%, 4/25/35(a)(b)                            2,985        2,987,295
Saxon Asset Securities Trust
  Series 2005-4 Class A2B
  5.50%, 11/25/37(a)(b)                           2,250        2,250,704
Specialty Underwriting & Residential Finance
  Series 2006-BC1 Class A2A
  5.40%, 12/25/36(a)(b)                           1,159        1,158,695
Structured Asset Investment Loan Trust
  Series 2006-1 Class A1
  5.40%, 1/25/36(a)(b)                            2,679        2,678,543
                                                             ------------
                                                              24,845,990

OTHER - FIXED RATE-0.1%
DB Master Finance, LLC
  Series 2006-1 Class A2
  5.779%, 6/20/31(a)(c)                           1,000        1,020,550

OTHER - FLOATING RATE-0.1%
SLM Student Loan Trust
  Series 2003-C Class A1
  5.46%, 9/15/16(a)(b)                              965          966,157

Total Asset-Backed Securities
  (cost $41,057,976)                                           41,013,510

GOVERNMENT-RELATED - NON-US ISSUERS-2.6%
AGENCIES-0.1%
Korea Development Bank
  4.625%, 9/16/10(a)                              1,335        1,313,711


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO O 121


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGNS-2.5%
Russian Federation
  5.00%, 3/31/30(a)                            $ 19,561     $ 22,182,174
United Mexican States
  5.625%, 1/15/17(a)                             11,136       11,264,064
                                                             ------------
                                                              33,446,238

Total Government-Related - Non-US Issuers
  (cost $33,866,197)                                          34,759,949

MORTGAGE CMOS-2.4%
AGENCY ADJUSTABLE RATE-0.0%
Fannie Mae Grantor Trust
  Series 2004-T5 Class AB4
  5.963%, 5/28/35(a)(b)                             525          525,676

AGENCY FIXED RATE-0.6%
Federal Home Loan Mortgage Corp. Strips
  Series R007 Class AC
  5.875%, 5/15/16(a)                              7,341        7,392,086

NON-AGENCY ADJUSTABLE RATE-0.7%
Countrywide Alternative Loan Trust
  Series 2005-62 Class 2A1
  5.883%, 12/25/35(a)(b)                          2,413        2,412,597
  Series 2006-0A14 Class 3A1
  5.733%, 11/25/46(a)(b)                          5,542        5,523,920
JPMorgan Alternative Loan Trust
  Series 2006-S1 Class 3A1
  5.43%, 3/25/36(a)(b)                            1,193        1,193,438
Washington Mutual, Inc.
  Series 2005-AR2 Class 2A22
  5.54%, 1/25/45(a)(b)                              245          244,760
                                                             ------------
                                                               9,374,715

NON-AGENCY FIXED RATE-1.1%
Residential Accredit Loans, Inc.
  Series 2007-QS1 Class 1A1
  6.00%, 1/25/37(a)                               4,436        4,468,438
  Series 2007-QS1 Class 2A10
  6.00%, 1/25/37(a)                               5,527        5,567,614
Wells Fargo Mortgage Backed Securities Trust
  Series 2006-AR11 Class A4
  5.531%, 8/25/36(a)                              5,288        5,262,882
                                                             ------------
                                                              15,298,934

Total Mortgage CMOS
  (cost $32,526,245)                                          32,591,411


122 o ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES-NON-INVESTMENT GRADE-0.1%
Industrial-0.1%
Basic Industry-0.1%
Packaging Corp. of America
  5.75%, 8/01/13(a)
  (cost $1,076,979)                          $    1,099      $ 1,088,115

SHORT-TERM INVESTMENTS-16.4%
AGENCY DISCOUNT NOTES-3.2%
Federal Home Loan Mortgage Corp.
  Zero coupon, 5/07/07(e)                         5,000        4,952,309
Federal National Mortgage Association
  Zero Coupon, 3/30/07-7/11/07                   37,745       37,528,093
                                                          ---------------
                                                              42,480,402

INVESTMENT COMPANIES-13.2%
AllianceBernstein Fixed Income Shares, Inc.-
  Government STIF Portfolio(f)              177,278,382      177,278,382

Total Short-Term Investments
  (cost $219,758,784)                                        219,758,784

Total Investments-110.2%
  (cost $1,469,712,995)                                    1,476,477,762
Other assets less liabilities-(10.2)%                       (136,903,902)
                                                          ---------------

Net Assets-100%                                           $1,339,573,860


(a) Positions, or portion thereof, with an aggregate market value of $1,140,694,202 have been segregated to collateralize open forward currency exchange contracts.

(b)  Variable rate coupon, rate shown as of February 28, 2007.

(c) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $13,399,443 or 1.0% of net assets.

(d) Position with a market value of $727,383 has been segregated to collateralize margin requirements for open future contracts.

(e)  Represents entire or partial position segregated as collateral for swaps.

(f)  Investment in affiliated money market mutual fund.

     Glossary:

     TBA - (To Be Announced)

     Currency Abbreviations:

     JPY - Japanese Yen
     MXN - Mexican Peso
     SEK - Swedish Krona

See notes to financial statements.


ALLIANCEBERNSTEIN INTERMEDIATE DURATION BOND PORTFOLIO o 123


INFLATION PROTECTED SECURITIES PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


                                                Shares or
                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
U.S. GOVERNMENT & GOVERNMENT SPONSORED AGENCY
  OBLIGATIONS-97.6%
U.S. Treasury Notes-97.6%
  0.875%, 4/15/10 (TIPS)(a)                  $   26,629     $ 25,618,962
  1.625%, 1/15/15 (TIPS)(a)                      75,962       72,858,331
  1.875%, 7/15/13-7/15/15 (TIPS)(a)              79,225       77,777,671
  2.00%, 1/15/14-1/15/16 (TIPS)(a)               78,807       77,854,684
  2.375%, 1/15/17 (TIPS)(a)                      42,026       42,745,063
  3.00%, 7/15/12 (TIPS)(a)                       55,969       58,513,960
  3.375%, 1/15/12 (TIPS)(a)                      47,491       50,266,713
  3.50%, 1/15/11 (TIPS)(a)                       45,240       47,650,620
  3.875%, 1/15/09 (TIPS)(a)                      24,836       25,681,992
  4.25%, 1/15/10 (TIPS)(a)                       47,981       50,918,174

Total U.S. Government & Government
  Sponsored Agency Obligations
  (cost $531,541,805)                                        529,886,170

NON U.S. DOLLAR SOVEREIGN DEBT OBLIGATIONS-1.6%
Sovereign-1.6%
Government of Japan CPI Linked Bond
  Series 5
  0.80%, 9/10/15 (a)
  (cost $8,916,330)                     JPY   1,055,250        8,678,342

SHORT-TERM INVESTMENTS-0.5%
Investment Companies-0.5%
AllianceBernstein Fixed-Income Shares,
  Inc.-Prime STIF Portfolio(b)
  (cost $2,681,145)                           2,681,145        2,681,145

Total Investments-99.7%
  (cost $543,139,280)                                        541,245,657
Other assets less liabilities-0.3%                             1,591,635
                                                            -------------

Net Assets-100.0%                                           $542,837,292


124 o ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO


FINANCIAL FUTURES CONTRACTS (see Note D)

                                                           Value at        Unrealized
                Number of     Expiration     Original     February 28,    Appreciation/
   Type         Contracts       Month         Value          2007        (Depreciation)
---------------------------------------------------------------------------------------
Sold Contracts
Japan
   Government
   Bonds 10 Yr                  March
   Future         10             2007      $11,350,160    $11,402,753       $(52,593)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

                                             U.S. $
                              Contract      Value on      U.S. $ Value      Unrealized
                               Amount      Origination   at February 28,   Appreciation/
                               (000)          Date            2007        (Depreciation)
---------------------------------------------------------------------------------------
Sale Contracts:
Japanese Yen
  settling 3/27/07          1,046,865     $8,680,761       $8,871,454        $(190,693)


(a) Position, or a portion thereof, has been segregated to collateralize forward currency exchange contracts. The aggregate market value of these securities amounted to $538,564,512.

(b)  Investment in affiliated money market mutual fund.

     Currency Abbreviations:

     JPY - Japanese Yen

     Glossary:

     CPI  - Consumer Price Index
     TIPS - Treasury Inflation Protected Security

     See notes to financial statements.


ALLIANCEBERNSTEIN INFLATION PROTECTED SECURITIES PORTFOLIO o 125


HIGH-YIELD PORTFOLIO
PORTFOLIO OF INVESTMENTS
February 28, 2007 (unaudited)


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
CORPORATES - NON-INVESTMENT GRADE-91.4%
Financial Institutions-1.6%
Banking-0.1%
Kyivstar
  7.75%, 4/27/12(a)(b)                         $    375      $   389,063
                                                             ------------
Brokerage-1.1%
E*Trade Financial Corp.
  7.375%, 9/15/13(a)                                870          904,800
  7.875%, 12/01/15(a)                             2,574        2,760,614
  8.00%, 6/15/11(a)                                 810          848,475
                                                             ------------
                                                               4,513,889

Insurance-0.4%
Crum & Forster Holdings Corp.
  10.375%, 6/15/13(a)                               675          727,312
Liberty Mutual Group
  7.80%, 3/15/37(b)                                 770          768,468
                                                             ------------
                                                               1,495,780
                                                             ------------
                                                               6,398,732

Index-4.5%
DJ CDX NA HY
  8.375%, 12/29/11(a)(b)                         13,320       13,840,319
  Series 5-T2
  7.25%, 12/29/10(a)(b)                           4,312        4,436,172
                                                             ------------
                                                              18,276,491

Industrial-70.4%
Basic Industry-7.1%
AK Steel Corp.
  7.875%, 2/15/09(a)                              1,310        1,306,725
Arch Western Finance LLC
  6.75%, 7/01/13(a)                                 670          658,275
Equistar Chemical Funding LP
  10.125%, 9/01/08(a)                             1,377        1,456,178
  10.625%, 5/01/11(a)                               623          658,823
Evraz Group, SA
  8.25%, 11/10/15(a)(b)                           1,369        1,401,582
Freeport-McMoRan Copper & Gold, Inc.
  10.125%, 2/01/10(a)                               961        1,001,843
Georgia-Pacific Corp.
  7.00%, 1/15/15(a)(b)                              905          905,000
  7.125%, 1/15/17(a)(b)                           1,095        1,095,000
Hexion US Finance Corp.
  9.75%, 11/15/14(a)(b)                             525          556,500
  9.86%, 11/15/14(a)(b)(c)                          525          540,750


126 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Huntsman International LLC
  7.875%, 11/15/14(a)(b)(c)                    $  1,130      $ 1,169,550
  9.875%, 3/01/09(a)                                215          220,306
Huntsman LLC
  11.50%, 7/15/12(a)                                801          897,120
Ineos Group Holdings PLC
  8.50%, 2/15/16(a)(b)                            1,575        1,531,687
Jefferson Smurfit Corp.
  8.25%, 10/01/12(a)                                630          642,600
JSC Severstal
  9.25%, 4/19/14(a)                               1,938        2,093,234
Lyondell Chemical Co.
  8.00%, 9/15/14(a)                                 790          831,475
  8.25%, 9/15/16(a)                                 615          661,125
Massey Energy Co.
  6.875%, 12/15/13(a)                               705          676,800
Momentive Performance
  10.125%, 12/01/14(a)(b)(d)                        720          757,800
Nell AF S.a.r.l.
  8.375%, 8/15/15(a)(b)                           1,445        1,524,475
NewMarket Corp.
  7.125%, 12/15/16(a)(b)                          1,285        1,288,213
Newpage Corp.
  10.00%, 5/01/12(a)                                797          868,730
Peabody Energy Corp.
  5.875%, 4/15/16(a)                                900          857,250
  6.875%, 3/15/13(a)                              1,815        1,837,687
Quality Distribution LLC
  9.00%, 11/15/10(a)                              1,353        1,312,410
Rhodia, SA
  8.875%, 6/01/11(a)                              1,763        1,846,742
                                                             ------------
                                                              28,597,880

Capital Goods-6.3%
Alion Science and Technology Corp.
  10.25%, 2/01/15(a)(b)                             270          280,800
Allied Waste North America, Inc.
  6.375%, 4/15/11(a)                              1,603        1,607,008
  6.875%, 6/01/17(a)                              1,430        1,419,275
  7.125%, 5/15/16(a)                              2,053        2,086,361
  7.375%, 4/15/14(a)                                820          824,100
Associated Materials, Inc.
  11.25%, 3/01/14(a)(e)                           1,635        1,218,075
Berry Plastics Holding Corp.
  8.875%, 9/15/14(a)                              1,330        1,376,550
Bombardier, Inc.
  8.00%, 11/15/14(a)(b)                           2,120        2,226,000
Case New Holland, Inc.
  9.25%, 8/01/11(a)                                 930          981,150


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 127


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Covalence Specialty Materials
  10.25%, 3/01/16(a)(b)                        $    555       $  528,638
Crown Americas
  7.625%, 11/15/13(a)                             1,500        1,548,750
Goodman Global Holding Co., Inc.
  7.875%, 12/15/12(a)                               992        1,011,840
Invensys PLC
  9.875%, 3/15/11(a)(b)                             183          196,725
L-3 Communications Corp.
  5.875%, 1/15/15(a)                              1,828        1,782,300
Owens Brockway Glass Container
  8.875%, 2/15/09(a)                              1,715        1,753,587
Plastipak Holdings, Inc.
  8.50%, 12/15/15(a)(b)                             640          667,200
Russell Stanley Holdings, Inc.
  9.00%, 11/30/08(a)(b)(f)                        1,134           56,700
Sequa Corp.
  9.00%, 8/01/09(a)                                 601          634,055
Trinity Industries, Inc.
  6.50%, 3/15/14(a)                               2,100        2,063,250
United Rentals North America, Inc.
  6.50%, 2/15/12(a)                                 640          643,200
  7.00%, 2/15/14(a)                                 485          487,425
  7.75%, 11/15/13(a)                              2,075        2,121,687
                                                             ------------
                                                              25,514,676

Communications - Media-11.0%
Allbritton Communications Co.
  7.75%, 12/15/12(a)                              1,351        1,384,775
Cablevision Systems Corp.
  Series B
  8.00%, 4/15/12(a)                               1,637        1,661,555
CCH I Holdings LLC
  11.75%, 5/15/14(a)                              6,007        5,871,842
Central European Media Enterprises, Ltd.
  8.25%, 5/15/12(a)                          EUR    398          574,622
Clear Channel Communications, Inc.
  5.75%, 1/15/13(a)                          US$  1,641        1,547,196
  5.50%, 9/15/14(a)                               2,519        2,232,844
CSC Holdings, Inc.
  6.75%, 4/15/12(a)(b)                            2,565        2,539,350
  7.625%, 7/15/18(a)                              1,535        1,554,187
Dex Media East LLC
  12.125%, 11/15/12(a)                              641          702,696
Dex Media West LLC
  8.50%, 8/15/10(a)                                 444          465,090
DirecTV Holdings LLC
  6.375%, 6/15/15(a)                              2,961        2,846,261
EchoStar DBS Corp.
  6.375%, 10/01/11(a)                             1,080        1,085,400
  7.125%, 2/01/16(a)                                850          878,688


128 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Insight Communications Co., Inc.
  12.25%, 2/15/11(a)                           $  1,612      $ 1,682,525
Insight Midwest LP
  9.75%, 10/01/09(a)                                552          561,661
Intelsat Bermuda, Ltd.
  8.625%, 1/15/15(a)                              1,274        1,369,550
  11.25%, 6/15/16(a)(b)                           2,812        3,184,590
Lamar Media Corp.
  6.625%, 8/15/15(a)                                475          467,875
Liberty Media Corp.
  5.70%, 5/15/13(a)                                 545          522,087
  7.875%, 7/15/09(a)                                350          367,385
  8.25%, 2/01/30(a)                                 530          541,446
LIN Television Corp.
  6.50%, 5/15/13(a)                                 725          706,875
Quebecor Media, Inc.
  7.75%, 3/15/16(a)                               2,755        2,823,875
R.H. Donnelley Corp.
  6.875%, 1/15/13(a)                              1,453        1,416,675
Rainbow National Services LLC
  8.75%, 9/01/12(a)(b)                              764          811,750
  10.375%, 9/01/14(a)(b)                            729          816,480
Sirius Satellite Radio, Inc.
  9.625%, 8/01/13(a)                                545          550,450
Univision Communications, Inc.
  7.85%, 7/15/11(a)                               1,190        1,246,525
WDAC Subsidiary Corp.
  8.375%, 12/01/14(a)(b)                            982        1,028,645
WMG Holdings Corp.
  9.50%, 12/15/14(a)(e)                           3,196        2,508,860
XM Satellite Radio, Inc.
  9.75%, 5/01/14(a)                                 840          848,400
                                                             ------------
                                                              44,800,160

Communications - Telecommunications-8.8%
American Tower Corp.
  7.125%, 10/15/12(a)                             2,430        2,512,012
Citizens Communications Co.
  6.25%, 1/15/13(a)                               1,977        1,977,000
Cricket Communications, Inc.
  9.375%, 11/01/14(a)(b)                          2,470        2,605,850
Digicel, Ltd.
  9.25%, 9/01/12(a)(b)                            1,727        1,839,255
Dobson Cellular Systems, Inc.
  8.375%, 11/01/11(a)                               620          658,750
Dobson Communications Corp.
  8.875%, 10/01/13(a)                               665          685,781
Idearc, Inc.
  8.00%, 11/15/16(a)(b)                           1,710        1,744,200
Inmarsat Finance PLC
  10.375%, 11/15/12(a)(e)                         1,037          972,188
  7.625%, 6/30/12(a)                              1,835        1,903,812


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 129


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Level 3 communications, Inc.
  11.50%, 3/01/10(a)                           $    655       $  727,050
Level 3 Financing, Inc.
  12.25%, 3/15/13(a)                              1,853        2,163,377
  8.75%, 2/15/17(a)(b)                              835          838,131
  9.25%, 11/01/14(a)(b)                           2,845        2,919,681
Mobile Telesystems Finance, SA
  8.00%, 1/28/12(a)(b)                            1,858        1,951,000
PanAmSat Corp.
  9.00%, 8/15/14(a)                               1,171        1,264,680
Qwest Capital Funding, Inc.
  7.25%, 2/15/11(a)                               4,029        4,124,689
Qwest Communications International, Inc.
  7.50%, 2/15/14(a)                                 350          362,688
Qwest Corp.
  6.875%, 9/15/33(a)                              2,240        2,170,000
  8.875%, 3/15/12(a)                                355          392,275
Rural Cellular Corp.
  9.75%, 1/15/10(a)                               1,191        1,222,264
Time Warner Telecom Holdings, Inc.
  9.25%, 2/15/14(a)                                 740          793,650
Windstream Corp.
  8.125%, 8/01/13(a)                                714          770,228
  8.625%, 8/01/16(a)                                810          886,950
                                                             ------------
                                                              35,485,511

Consumer Cyclical - Automotive-6.9%
Affinia Group, Inc.
  9.00%, 11/30/14(a)                                 45           45,225
Ford Motor Co.
  7.45%, 7/16/31(a)                               3,870        3,105,675
Ford Motor Credit Co.
  4.95%, 1/15/08(a)                               1,298        1,284,371
  7.00%, 10/01/13(a)                              2,524        2,421,256
  8.11%, 1/13/12(a)(c)                            2,785        2,800,028
General Motors Acceptance Corp.
  6.875%, 9/15/11(a)                              3,570        3,612,851
General Motors Corp.
  8.25%, 7/15/23(a)                               4,155        3,864,150
  8.375%, 7/15/33(a)                              2,985        2,768,587
Goodyear Tire & Rubber Co.
  8.625%, 12/01/11(a)(b)                            445          472,813
  9.00%, 7/01/15(a)                               2,010        2,183,362
Keystone Automotive Operations, Inc.
  9.75%, 11/01/13(a)                              1,436        1,428,820
Lear Corp.
  8.50%, 12/01/13(a)                                370          361,675
  8.75%, 12/01/16(a)                                530          510,787
Tenneco, Inc.
  8.625%, 11/15/14(a)                               465          484,763


130 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
TRW Automotive, Inc.
  9.375%, 2/15/13(a)                           $    667       $  716,191
  11.00%, 2/15/13(a)                                490          537,162
Visteon Corp.
  7.00%, 3/10/14(a)                               1,795        1,561,650
                                                             ------------
                                                              28,159,366

Consumer Cyclical - Other-8.8%
Boyd Gaming Corp.
  7.75%, 12/15/12(a)                                737          759,110
Broder Brothers Co.
  11.25%, 10/15/10(a)                               642          650,025
Caesars Entertainment, Inc.
  7.875%, 3/15/10(a)                              1,570        1,656,350
Gaylord Entertainment Co.
  8.00%, 11/15/13(a)                              1,307        1,352,745
Greektown Holdings
  10.75%, 12/01/13(a)(b)                            550          588,500
Harrah's Operating Co., Inc.
  5.625%, 6/01/15(a)                              3,460        2,992,900
Host Hotels & Resorts LP
  6.875%, 11/01/14(a)                               385          391,738
Host Marriott LP
  6.75%, 6/01/16(a)                               2,935        2,949,675
K2, Inc.
  7.375%, 7/01/14(a)                                800          808,000
KB HOME
  6.375%, 8/15/11(a)                                600          602,290
  7.75%, 2/01/10(a)                                 410          418,713
Levi Strauss & Co.
  8.875%, 4/01/16(a)                                742          799,505
  10.11%, 4/01/12(a)(c)                             173          176,676
Mandalay Resort Group
  10.25%, 8/01/07(a)                                915          931,013
MGM MIRAGE
  6.625%, 7/15/15(a)                              3,952        3,798,860
  7.625%, 1/15/17(a)                                905          916,313
  8.375%, 2/01/11(a)                              2,179        2,287,950
Mohegan Tribal Gaming Authority
  7.125%, 8/15/14(a)                              1,245        1,266,787
NCL Corp.
  10.625%, 7/15/14(a)                               957          973,747
Penn National Gaming, Inc.
  6.875%, 12/01/11(a)                             1,496        1,496,000
Riviera Holdings Corp.
  11.00%, 6/15/10(a)                              1,416        1,486,800
Six Flags, Inc.
  9.625%, 6/01/14(a)                              1,250        1,209,375
Station Casinos, Inc.
  6.625%, 3/15/18(a)                                395          357,969
Turning Stone Casino Resort Enterprise
  9.125%, 12/15/10(a)(b)                          1,097        1,127,167


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 131


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Universal City Development Partners
  11.75%, 4/01/10(a)                           $    913      $   970,063
Universal City Florida Holding Co.
  8.375%, 5/01/10(a)                                630          653,625
William Lyon Homes, Inc.
  10.75%, 4/01/13(a)                              1,107        1,104,232
Wynn Las Vegas LLC
  6.625%, 12/01/14(a)                             2,935        2,905,650
                                                             ------------
                                                              35,631,778

Consumer Cyclical - Restaurants-0.3%
Domino's, Inc.
  8.25%, 7/01/11(a)                                 869          911,146
Sbarro, Inc.
  10.375%, 2/01/15(a)(b)                            415          432,638
                                                             ------------
                                                               1,343,784

Consumer Cyclical - Retailers-2.0%
AutoNation, Inc.
  7.36%, 4/15/13(a)(c)                              175          177,625
Bon-Ton Department Stores, Inc.
  10.25%, 3/15/14(a)                              1,130        1,197,800
Burlington Coat Factory Warehouse Corp.
  11.125%, 4/15/14(a)                               555          570,956
Couche-Tard
  7.50%, 12/15/13(a)                              1,006        1,031,150
GSC Holdings Corp
  8.00%, 10/01/12(a)                              2,070        2,199,375
Rite Aid Corp.
  6.875%, 8/15/13(a)                              1,100          987,250
  9.25%, 6/01/13(a)                                 870          876,525
United Auto Group, Inc.
  9.625%, 3/15/12(a)                              1,097        1,149,799
                                                             ------------
                                                               8,190,480

Consumer Non-Cyclical-7.9%
Aramark Corp.
  8.50%, 2/01/15(a)(b)                            2,265        2,352,769
Concentra Operating Corp.
  9.125%, 6/01/12(a)                                409          435,585
  9.50%, 8/15/10(a)                                 553          584,797
Coventry Health Care, Inc.
  5.875%, 1/15/12(a)                                683          686,415
DaVita, Inc.
  7.25%, 3/15/15(a)                               1,219        1,231,190
Dean Foods Co.
  7.00%, 6/01/16(a)                                 921          950,932
Del Monte Corp.
  6.75%, 2/15/15(a)                                 395          389,075
Dole Food Co., Inc.
  8.625%, 5/01/09(a)                                420          421,050
  8.875%, 3/15/11(a)                                718          714,410


132 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Elan Finance Corp.
  7.75%, 11/15/11(a)                           $  2,825      $ 2,782,625
Hanger Orthopedic Group, Inc.
  10.25%, 6/01/14(a)                                670          716,900
HCA, Inc.
  6.375%, 1/15/15(a)                              2,008        1,731,900
  6.50%, 2/15/16(a)                               1,520        1,303,400
  6.75%, 7/15/13(a)                               1,650        1,513,875
  9.625%, 11/15/16(a)(b)(d)                       2,165        2,338,200
HEALTHSOUTH Corp.
  10.75%, 6/15/16(a)(b)                           1,010        1,128,675
Iasis Healthcare LLC
  8.75%, 6/15/14(a)                               1,174        1,218,025
Reynolds American, Inc.
  7.25%, 6/01/12-6/01/13(a)                       3,395        3,577,560
  7.625%, 6/01/16(a)                              1,800        1,955,020
Select Medical Corp.
  7.625%, 2/01/15(a)                              1,145        1,007,600
Stater Brothers Holdings
  8.125%, 6/15/12(a)                                594          606,622
Tenet Healthcare Corp.
  7.375%, 2/01/13(a)                              1,175        1,098,625
  9.875%, 7/01/14(a)                                700          712,250
Universal Hospital Services, Inc.
  10.125%, 11/01/11(a)                              744          790,500
Ventas Realty LP
  6.75%, 4/01/17(a)                                 832          854,880
Visant Corp.
  7.625%, 10/01/12(a)                               883          905,075
                                                             ------------
                                                              32,007,955

Energy-2.4%
Chesapeake Energy Corp.
  6.625%, 1/15/16(a)                                220          221,100
  6.875%, 1/15/16(a)                                270          273,375
  7.50%, 9/15/13(a)                                 805          839,213
  7.75%, 1/15/15(a)                               1,895        1,975,537
Compagnie Generale de Geophysique-Veritas
  7.50%, 5/15/15(a)                                  70           71,400
  7.75%, 5/15/17(a)                                 195          201,825
Complete Production Services, Inc.
  8.00%, 12/15/16(a)(b)                             650          664,625
Grant Prideco, Inc.
  6.125%, 8/15/15(a)                                856          834,600
Hilcorp Energy
  7.75%, 11/01/15(a)(b)                             760          760,000
OPTI Canada, Inc.
  8.25%, 12/15/14(a)(b)                             313          322,390
PetroHawk Energy Corp.
  9.125%, 7/15/13(a)                                776          824,500
Pride International, Inc.
  7.375%, 7/15/14(a)                                634          649,850


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 133


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Range Resources Corp.
  7.50%, 5/15/16(a)                            $    940      $   965,850
Tesoro Corp.
  6.25%, 11/01/12(a)                              1,180        1,185,900
                                                             ------------
                                                               9,790,165

Other Industrial-1.2%
AMSTED Industries, Inc.
  10.25%, 10/15/11(a)(b)                            910          974,838
Central European Distribution Corp.
  8.00%, 7/25/12(a)                                 216          311,427
FastenTech, Inc.
  11.50%, 5/01/11(a)                                560          595,000
Mueller Group, Inc.
  10.00%, 5/01/12(a)                                556          601,870
RBS Global & Rexnord Corp.
  9.50%, 8/01/14(a)(b)                            1,045        1,099,862
  11.75%, 8/01/16(a)(b)                             475          515,375
Sensus Metering Systems, Inc.
  8.625%, 12/15/13(a)                               655          661,550
                                                             ------------
                                                               4,759,922

Services-1.3%
Avis Budget Car Rental
  7.75%, 5/15/16(a)(b)                            1,410        1,431,150
Horizon Lines LLC
  9.00%, 11/01/12(a)                                434          454,615
Service Corp. International
  6.50%, 3/15/08(a)                               1,029        1,034,145
  6.75%, 4/01/16(a)                               1,000          997,500
  7.70%, 4/15/09(a)                                 980        1,016,750
West Corp.
  9.50%, 10/15/14(a)(b)                             350          368,375
                                                             ------------
                                                               5,302,535

Technology-5.0%
Amkor Technology, Inc.
  9.25%, 6/01/16(a)                               2,055        2,096,100
Avago Technologies Finance
  10.125%, 12/01/13(a)                              755          807,850
Computer Associates, Inc.
  4.75%, 12/01/09(a)(b)                             965          946,874
Flextronics International, Ltd.
  6.50%, 5/15/13(a)                               1,418        1,403,820
Freescale Semiconductor, Inc.
  9.125%, 12/15/14(a)(b)(d)                       2,780        2,818,225
  10.125%, 12/15/16(a)(b)                           660          675,675
Iron Mountain, Inc.
  6.625%, 1/01/16(a)                              1,360        1,305,600
Nortel Networks Corp.
  6.875%, 9/01/23(a)                              1,266        1,171,050
Nortel Networks, Ltd.
  10.125%, 7/15/13(a)(b)                          1,025        1,127,500


134 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
NXP BV
  8.11%, 10/15/13(a)(b)(c)                     $    750       $  766,875
  9.50%, 10/15/15(a)(b)                             445          459,463
Seagate Technology HDD Holdings
  6.375%, 10/01/11(a)                             2,143        2,153,715
  6.80%, 10/01/16(a)                                953          960,147
SERENA Software, Inc.
  10.375%, 3/15/16(a)                               875          947,188
SunGard Data Systems, Inc.
  9.125%, 8/15/13(a)                              2,472        2,638,860
                                                             ------------
                                                              20,278,942

Transportation - Airlines-0.9%
AMR Corp.
  9.00%, 8/01/12(a)                               1,675        1,771,313
Continental Airlines, Inc.
  8.75%, 12/01/11(a)                              1,330        1,336,650
  7.875%, 7/02/18(a)                                611          635,314
                                                             ------------
                                                               3,743,277

Transportation - Services-0.5%
Hertz Corp.
  10.50%, 1/01/16(a)                                925        1,054,500
  8.875%, 1/01/14(a)                                795          856,612
                                                             ------------
                                                               1,911,112
                                                             ------------
                                                             285,517,543

Non Corporates-4.9%
Derivative-4.9%
Racers SER
  Series 06-6-T
  5.30%, 5/01/07(a)(b)(c)                        18,550       19,671,904

Utilities-10.0%
Electric-7.0%
AES Corp.
  7.75%, 3/01/14(a)                               2,430        2,545,425
  8.75%, 5/15/13(a)(b)                              225          240,188
  9.00%, 5/15/15(a)(b)                            1,080        1,156,950
Allegheny Energy Supply Co. LLC
  7.80%, 3/15/11(a)                               1,070        1,139,550
  8.25%, 4/15/12(a)(b)                            1,830        2,003,850
Aquila, Inc.
  14.875%, 7/01/12(a)                             1,096        1,430,280
CMS Energy Corp.
  8.50%, 4/15/11(a)                                 835          905,975
Dynegy Holdings, Inc.
  8.375%, 5/01/16(a)                              2,230        2,386,100
Dynegy-Roseton Danskammer
  7.67%, 11/08/16(a)                              1,222        1,295,320
  7.27%, 11/08/10(a)                                385          392,700


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 135


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Edison Mission Energy
  7.50%, 6/15/13(a)                            $  1,860       $1,943,700
  7.75%, 6/15/16(a)                                 695          736,700
NRG Energy, Inc.
  7.25%, 2/01/14(a)                                 420          428,400
  7.375%, 2/01/16-1/15/17(a)                      3,110        3,168,600
Reliant Energy, Inc.
  6.75%, 12/15/14(a)                                898          931,675
  9.50%, 7/15/13(a)                               1,226        1,328,677
Sierra Pacific Power Co.
  6.00%, 5/15/16(a)                                 440          450,819
Sierra Pacific Resources
  8.625%, 3/15/14(a)                                960        1,039,621
TECO Energy, Inc.
  7.00%, 5/01/12(a)                               1,222        1,283,100
TXU Corp.
  4.80%, 11/15/09(a)                                125          122,674
  5.55%, 11/15/14(a)                              2,104        1,924,384
  6.50%, 11/15/24(a)                              1,856        1,682,080
                                                             ------------
                                                              28,536,768

Natural Gas-3.0%
El Paso Corp.
  7.375%, 12/15/12(a)                             1,245        1,325,925
El Paso Production Holding Co.
  7.75%, 6/01/13(a)                               1,575        1,645,875
Northwest Pipeline Corp.
  8.125%, 3/01/10(a)                                974        1,010,525
Regency Energy Partners LP
  8.375%, 12/15/13(a)(b)                          1,675        1,712,688
Southern Natural Gas Co.
  8.875%, 3/15/10(a)                                967        1,009,915
The Williams Cos., Inc.
  7.875%, 9/01/21(a)                              2,214        2,424,330
  7.625%, 7/15/19(a)                              2,649        2,874,165
                                                             ------------
                                                              12,003,423
                                                             ------------
                                                              40,540,191

Total Corporates - Non-Investment Grade
  (cost $362,291,625)                                        370,404,861

CORPORATES-INVESTMENT GRADE-4.4%
Financial Institutions-0.3%
Insurance-0.3%
Liberty Mutual Group
  5.75%, 3/15/14(a)(b)                              950          955,404


136 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Industrial-4.1%
Basic Industry-1.5%
International Steel Group, Inc.
  6.50%, 4/15/14(a)                            $  2,766       $2,869,725
Ispat Inland ULC
  9.75%, 4/01/14(a)                               1,360        1,530,536
Tennessee Gas Pipeline Co.
  7.00%, 10/15/28(a)                              1,315        1,439,043
                                                             ------------
                                                               5,839,304

Communications - Media-0.5%
Rogers Cable, Inc.
  6.75%, 3/15/15(a)                               1,847        1,934,733

Communications - Telecommunications-1.6%
Mobifon Holdings BV
  12.50%, 7/31/10(a)                              2,559        2,786,111
Rogers Wireless Communications, Inc.
  7.25%, 12/15/12(a)                              1,346        1,445,268
  7.50%, 3/15/15(a)                               2,175        2,387,062
                                                             ------------
                                                               6,618,441

Consumer Cyclical - Other-0.2%
D.R. Horton, Inc.
  4.875%, 1/15/10(a)                                250          246,469
Starwood Hotels & Resorts Worldwide, Inc.
  7.875%, 5/01/12(a)                                539          581,355
                                                             ------------
                                                                 827,824

Energy-0.2%
Kerr-Mcgee Corp.
  6.875%, 9/15/11(a)                                894          949,636

Technology-0.1%
Xerox Corp.
  6.40%, 3/15/16(a)                                 535          554,753
                                                             ------------
                                                              16,724,691

Total Corporates - Investment Grade
  (cost $17,498,176)                                          17,680,095

EMERGING MARKETS - NON-INVESTMENT GRADE-0.8%
Industrial-0.8%
Communications - Telecommunication-0.4%
Kyivstar
  10.375%, 8/17/09(a)(b)                          1,467        1,586,194

Consumer Cyclical - Other-0.2%
Royal Caribbean Cruises, Ltd.
  8.75%, 2/02/11(a)                                 846          930,756


ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO o 137


                                                Shares or
                                                Principal
                                                  Amount
                                                   (000)    U.S. $ Value
-------------------------------------------------------------------------------
Consumer Non-Cyclical-0.2%
Foodcorp, Ltd.
  8.875%, 6/15/12(a)                          EUR   628      $    889,238

Total Emerging Markets - Non-Investment Grade
  (cost $3,307,643)                                             3,406,188

PREFERRED STOCK-0.2%
Financial Institutions-0.2%
Real Estate Investment Trust-0.2%
Sovereign REIT 12.00%(a)(b)
  (cost $904,800)                               $   624          965,250

COMMON STOCKS-0.0%
Phase Metrics(a)(g)-%
  (cost $904)                                    90,400              904

SHORT-TERM INVESTMENT-1.8%
INVESTMENT COMPANIES-1.8%
AllianceBernstein Fixed Income Shares, Inc.-
  Government STIF Portfolio(h)                7,316,585        7,316,585

Total Investments-98.6%
  (cost $391,319,733)                                        399,773,883
Other assets less liabilities-1.4%                             5,625,493
                                                             ------------

Net Assets-100%                                             $405,399,376


(a) Positions, or portion thereof, with an aggregate market value of $391,688,830 have been segregated to collateralize open forward currency exchange contracts.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At February 28, 2007, the aggregate market value of these securities amounted to $105,816,678 or 26.1% of net assets.

(c)  Variable rate coupon, rate shown as of February 28, 2007.

(d)  Pay-In-Kind Payments (PIK).

(e) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(f)  Security is in default and is non-income producing.

(g)  Non-income producing security.

(h)  Investment in affiliated money market mutual fund.

See notes to financial statements.


138 o ALLIANCEBERNSTEIN HIGH-YIELD PORTFOLIO


STATEMENT OF ASSETS & LIABILITIES
February 28, 2007 (unaudited)


                                                     U.S.          Global
                                       U.S.       Large Cap       Real Estate
                                      Value         Growth         Investment
                                --------------   --------------  -------------
Assets
Investments in securities,
  at value
  Unaffiliated issuers (cost
    $1,836,743,018,
    $1,980,157,333 and
    $772,699,097,
    respectively)                $2,130,968,485  $2,179,384,562  $1,043,085,796
  Affiliated issuers (cost
    $96,946,304,
    $48,020,987
    and $14,659,820,
    respectively)                    96,946,304      48,020,987      14,659,820
Foreign cash, at value
  (cost $0, $0, and
  $6,809,321,respectively)                   -0-             -0-      6,840,513
Dividends and interest
  receivable                          5,802,048       1,735,384       1,478,699
Receivable for investment
  securities sold                            -0-     34,150,224       5,801,895
Receivable for shares of
  beneficial interest sold              897,221       1,767,656       2,194,144
Total assets                     $2,234,614,058  $2,265,058,813  $1,074,060,867

Liabilities
Payable for shares of
  beneficial interest
  redeemed                              323,827              -0-             -0-
Audit fee payable                        25,370          19,962          42,079
Insurance fee payable                    25,500           7,924           4,754
Payable for investment
  securities purchased                       -0-     68,679,339       3,934,391
Accrued expenses                         49,542          61,983          28,041
Total liabilities                       424,239      68,769,208       4,009,265
Net Assets                       $2,234,189,819  $2,196,289,605  $1,070,051,602

Composition of Net Assets
Paid-in capital                  $1,903,418,446  $2,019,486,550   $ 760,711,522
Undistributed/(distributions
  in excess of) net
  investment income                  11,250,255       7,854,429     (19,559,337)
Accumulated net realized
  gain (loss) on investment
  and foreign currency
  transactions                       25,295,651     (30,278,603)     58,471,444
Net unrealized appreciation
  of investments and foreign
  currency denominated
  assets and liabilities            294,225,467     199,227,229     270,427,973
Net Assets                       $2,234,189,819  $2,196,289,605  $1,070,051,602
Shares of beneficial interest
  outstsanding--unlimited
  shares authorized,
  without par value                 183,444,343     189,320,208      71,126,909

Net Asset Value                  $        12.18  $        11.60  $        15.04


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 139


                                International    International   Small-Mid Cap
                                     Value          Growth           Value
                                --------------   --------------  -------------
Assets
Investments in securities,
  at value
  Unaffiliated issuers (cost
    $897,508,577,
    $925,637,569 and
    $471,427,125,
    respectively)                $1,171,177,755  $1,074,265,983    $533,088,657
  Affiliated issuers (cost
    $13,929,321,
    $16,291,666
    and $35,828,662,
    respectively)                    13,929,321      16,291,666      35,828,662
Foreign cash, at value (cost
  $11,418,536, $11,718,198,
  and $0, respectively)(a)           11,570,090      11,736,225              -0-
Receivable for shares of
  beneficial interest sold            2,512,197       2,449,929          52,763
Dividends and interest
  receivable                          2,440,572         591,051         698,487
Receivable for investment
  securities sold                       499,819              -0-        697,567
Total assets                     $1,202,129,754  $1,105,334,854    $570,366,136

Liabilities
Payable for investment
  securities purchased                  969,079         250,786       4,747,107
Payable for variation margin
  on futures contracts                  261,237              -0-             -0-
Custody fee payable                      38,077          21,888           9,853
Audit fee payable                        32,193          28,618          25,373
Accrued expenses                         38,972          69,913          21,552
Total liabilities                     1,339,558         371,205       4,803,885
Net Assets                       $1,200,790,196  $1,104,963,649    $565,562,251

Composition of Net Assets
Paid-in capital                  $  920,847,956  $  922,086,480    $489,058,839
Undistributed/(distributions
  in excess of) net
  investment income                 (10,336,710)       (408,024)      1,450,854
Accumulated net realized
  gain on investment and
  foreign currency
  transactions                       16,668,319      34,677,899      13,391,026
Net unrealized appreciation
  of investments and foreign
  currency denominated
  assets and liabilities            273,610,631     148,607,294      61,661,532
Net Assets                       $1,200,790,196  $1,104,963,649    $565,562,251
Shares of beneficial interest
  outstsanding--unlimited
  shares authorized, without
  par value                          84,374,878      83,908,300      45,356,948
Net Asset Value                  $        14.23  $        13.17    $      12.47


(a) An amount equivalent to U.S. $1,175,532 has been segregated as collateral for the financial futures contracts outstanding at February 28, 2007 for the International Value Portfolio.

     See notes to financial statements.


140 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                  Small-Mid                        Global
                                     Cap            Global        Research
                                   Growth            Value          Growth
                                --------------   --------------  -------------
Assets
Investments in securities,
  at value
  Unaffiliated issuers (cost
    $477,589,345, $5,752,105
    and $5,883,419,
    respectively)                  $549,519,475      $6,475,755      $6,504,269
  Affiliated issuers (cost
    $6,699,035, $115,049 and
    $34,821, respectively)            6,699,035         115,049          34,821
Foreign cash, at value (cost
  $0, $42,782 and $48,913,
  respectively)(a)                           -0-         43,511          49,466
Receivable for investment
  securities sold                     3,186,961              -0-         87,601
Receivable for shares of
  beneficial interest sold              270,429              -0-             -0-
Dividends and interest
  receivable                             69,768          12,091           5,579
Receivable due from
  Adviser                                    -0-         74,398          93,887
Deferred offering cost                       -0-          3,876           3,876
Total assets                       $559,745,668      $6,724,680      $6,779,499

Liabilities
Payable for investment
  securities purchased                6,968,203              -0-         64,551
Audit fee payable                        26,688          29,891          24,396
Legal fee payable                         5,196          16,095           7,017
Unrealized depreciation of
  forward currency
  exchange contracts                         -0-          1,984              -0-
Payable for variation margin
  on futures contracts                       -0-            926              -0-
Accrued expenses                         20,832           2,463           5,753
Total liabilities                     7,020,919          51,359         101,717
Net Assets                         $552,724,749      $6,673,321      $6,677,782

Composition of Net Assets
Paid-in capital                    $471,750,633      $5,903,188      $6,136,307
Undistributed net
  investment income                     756,978          12,181           5,994
Accumulated net realized
  gain (loss) on investment
  and foreign currency
  transactions                        8,287,008          36,468         (86,223)
Net unrealized appreciation
  of investments and foreign
  currency denominated
  assets and liabilities             71,930,130         721,484         621,704
Net Assets                         $552,724,749      $6,673,321      $6,677,782
Shares of beneficial interest
  outstsanding--unlimited
  shares authorized,
  without par value                  41,797,581         591,080         613,228

Net Asset Value                    $      13.22      $    11.29      $    10.89


(a) An amount equivalent to U.S. $4,169 has been segregated as collateral for the financial futures contracts outstanding at February 28, 2007 for the Global Value Portfolio.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 141


                                     Short       Intermediate      Inflation
                                   Duration        Duration        Protected
                                     Bond            Bond         Securities
                                --------------   --------------  -------------
Assets
Investments in securities,
  at value
  Unaffiliated issuers (cost
    $1,080,104,101,
    $1,292,434,613 and
    $540,458,135,
    respectively)                $1,083,413,923  $1,299,199,380    $538,564,512
  Affiliated issuers (cost
    $135,323,301,
    $177,278,382 and
    $2,681,145,
    respectively)                   135,323,301     177,278,382       2,681,145
Cash                                    113,901          93,780              -0-
Foreign cash, at value (cost
  $0, $2,064,377, and
  $80,447, respectively)(a)                  -0-      2,093,672          79,682
Dividends and interest
  receivable                          6,548,616       9,423,357       1,762,977
Receivable for investment
  securities sold                            -0-      6,119,325              -0-
Unrealized appreciation of
  forward currency
  exchange contracts                         -0-        734,746              -0-
Unrealized appreciation of
  swap contracts                             -0-        167,436              -0-
Total assets                     $1,225,399,741  $1,495,110,078    $543,088,316

Liabilities
Payable for investment
  securities purchased               91,118,561     152,360,459              -0-
Payable for shares of beneficial
  interest redeemed                     166,502              -0-          2,027
Unrealized depreciation of
  swap contracts                        104,007         171,805              -0-
Payable for variation margin
  on futures contracts                  129,750         181,252           6,595
Audit fee payable                        29,247          29,537          33,876
Unrealized depreciation of
  forward currency
  exchange contracts                         -0-      2,750,599         190,693
Accrued expenses                         53,847          42,566          17,833
Total liabilities                    91,601,914     155,536,218         251,024
Net Assets                       $1,133,797,827  $1,339,573,860    $542,837,292

Composition of Net Assets
Paid-in capital                  $1,134,829,398  $1,338,449,147    $549,004,459
Undistributed/(distributions
  in excess of) net
  investment income                   3,248,128       1,298,165      (2,765,130)
Accumulated net realized loss
  on investment and foreign
  currency transactions              (7,970,610)     (5,695,247)     (1,264,412)
Net unrealized appreciation/
  (depreciation) of investments
  and foreign currency
  denominated assets
  and liabilities                     3,690,911       5,521,795      (2,137,625)
Net Assets                       $1,133,797,827  $1,339,573,860    $542,837,292
Shares of beneficial interest
  outstsanding--unlimited
  shares authorized,
  without par value                 113,679,129     134,290,680      56,009,546

Net Asset Value                  $         9.97  $         9.98    $       9.69


(a) An amount equivalent to U.S. $79,682 has been segregated as collateral for the financial futures contracts outstanding at February 28, 2007 for the Inflation Protected Securities Portfolio.

     See notes to financial statements.


142 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                   High
                                                                  Yield
                                                              -------------
Assets
Investments in securities, at value
  Unaffiliated issuers (cost $384,003,148)                    $ 392,457,298
  Affiliated issuers (cost $7,316,585)                            7,316,585
Foreign cash, at value (cost $68,119)                                68,243
Dividends and interest receivable                                 7,748,928
Receivable for shares of beneficial
  interest sold                                                      94,404
Total assets                                                  $ 407,685,458

Liabilities
Payable for investment securities
  purchased                                                       2,198,467
Unrealized depreciation of forward
  currency exchange contracts                                         8,231
Accrued expenses                                                     79,384
Total liabilities                                                 2,286,082
Net Assets                                                    $ 405,399,376

Composition of Net Assets
Paid-in capital                                               $ 399,199,889
Undistributed net investment income                               1,632,490
Accumulated net realized loss on investment
  and foreign currency transactions                              (3,879,431)
Net unrealized appreciation of investments
  and foreign currency denominated assets
  and liabilities                                                 8,446,428
Net Assets                                                    $ 405,399,376
Shares of beneficial interest outstsanding--
  unlimited shares authorized, without par value                 38,945,584

Net Asset Value                                               $       10.41


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 143


STATEMENT OF OPERATIONS
Six Months Ended February 28, 2007 (unaudited)


                                                     U.S.          Global
                                      U.S.        Large Cap      Real Estate
                                     Value          Growth        Investment
                                --------------   --------------  -------------
Investment Income
Dividends (net of foreign
  taxes withheld of $58,774,
  $12,184 and $955,041,
  respectively)                    $ 25,324,844    $  7,497,078    $ 13,309,865
Interest
  Unaffiliated issuers                  762,663         461,789         302,572
  Affiliated issuers                    663,881         224,729         180,953
Total income                         26,751,388       8,183,596      13,793,390

Expenses
Custodian                               143,078         149,208         191,106
Audit                                    20,996          19,962          31,117
Legal                                    14,118          12,324          13,364
Registration fees                         8,064           6,946           3,173
Printing                                  6,294           8,919           4,297
Trustees' fees                            1,108           1,296           1,379
Miscellaneous                            14,861          10,778           3,224
Total expenses                          208,519         209,433         247,660
Net investment income                26,542,869       7,974,163      13,545,730

Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions            31,051,369     (23,022,058)     66,368,252
  Foreign currency
    transactions                             -0-             -0-         85,554
Net change in unrealized
  appreciation/depreciation of:
  Investments                       124,265,220     130,874,655     123,977,892
  Foreign currency
    denominated assets
    and liabilities                          -0-             -0-        (90,823)
Net gain on investment and
  foreign currency
  transactions                      155,316,589     107,852,597     190,340,875

Net Increase in Net Assets
  from Operations                  $181,859,458    $115,826,760    $203,886,605


See notes to financial statements.


144 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                                   Small-Mid
                                  International   International       Cap
                                      Value          Growth          Value
                                --------------   --------------  -------------
Investment Income
Dividends (net of foreign
  taxes withheld of
  $623,909, $256,933,
  and $0, respectively)            $  5,859,264     $ 3,405,800     $ 5,598,595
Interest
  Unaffiliated issuers                  606,597         415,759         375,061
  Affiliated issuers                     59,640         160,716         340,469
Total income                          6,525,501       3,982,275       6,314,125

Expenses
Custodian                               339,251         268,286          65,918
Audit                                    24,627          24,302          20,996
Legal                                    11,706          12,829          12,784
Printing                                  3,560           3,818           2,312
Registration fees                         2,650           3,813           4,480
Trustees' fees                            1,020           1,296           1,108
Miscellaneous                            14,332          11,571           6,015
Total expenses                          397,146         325,915         113,613
Net investment income                 6,128,355       3,656,360       6,200,512

Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions            41,373,691      39,905,750      17,934,007
  Futures contracts                   1,241,850              -0-             -0-
  Foreign currency
    transactions                       (712,447)        326,910              -0-
Net change in unrealized
  appreciation/depreciation of:
  Investments                        92,762,026      49,074,065(a)   45,134,684
  Futures contracts                  (1,048,370)             -0-             -0-
  Foreign currency
    denominated assets
    and liabilities                      78,052         (58,972)             -0-
Net gain on investment and
  foreign currency
  transactions                      133,694,802      89,247,753      63,068,691

Net Increase in Net Assets
  from Operations                  $139,823,157     $92,904,113     $69,269,203


(a)  Net of foreign accrued capital gains taxes of $43,914.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 145


                                   Small-Mid                         Global
                                       Cap           Global         Research
                                     Growth           Value          Growth
                                --------------   --------------  -------------
Investment Income
Dividends (net of foreign taxes
  withheld of $0, $1,692, and
  $568, respectively)               $   633,669        $ 50,131        $ 31,699
Interest
  Unaffiliated issuers                  223,561             990           1,285
  Affiliated issuers                     72,678             818             371
Total income                            929,908          51,939          33,355

Expenses
Custodian                                75,546          24,120          54,549
Audit                                    19,604          20,696          17,524
Legal                                    14,241          17,965          10,168
Registration fees                         3,816             486             641
Printing                                  1,820           2,712           2,755
Trustees' fees                              984           1,410           1,934
Amortization of offering
  expenses                                   -0-          7,602           7,602
Miscellaneous                             6,587           4,228           3,502
Total expenses                          122,598          79,219          98,675
Less: expenses waived and
  reimbursed by the
  Adviser (see Note B)                       -0-        (74,398)        (93,887)
Net expenses                            122,598           4,821           4,788
Net investment income                   807,310          47,118          28,567

Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions             9,791,896          68,363          (4,360)
  Futures contracts                          -0-          1,809              -0-
  Foreign currency
    transactions                             -0-         (2,654)          2,584
Net change in unrealized
  appreciation/depreciation of:
  Investments                        51,957,102         598,418         562,527
  Futures contracts                          -0-           (912)             -0-
  Foreign currency
    denominated assets
    and liabilities                          -0-            (22)            844
Net gain on investment and
  foreign currency
  transactions                       61,748,998         665,002         561,595

Net Increase in Net Assets
  from Operations                   $62,556,308        $712,120        $590,162


See notes to financial statements.


146 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                     Short       Intermediate     Inflation
                                   Duration        Duration       Protected
                                     Bond            Bond         Securities
                                --------------   --------------  -------------
Investment Income
Interest
  Unaffiliated issuers              $24,978,854     $28,554,417     $ 2,087,488
  Affiliated issuers                  1,304,650       1,135,189         140,617
Total income                         26,283,504      29,689,606       2,228,105
Expenses
Custodian                                98,003         175,943          62,819
Audit                                    21,966          22,915          18,157
Legal                                    12,852          13,284          13,114
Registration fees                         6,835           6,529           3,559
Printing                                  3,528           3,339           2,484
Trustees' fees                            3,054           1,184             931
Miscellaneous                             2,041           2,025           1,320
Total expenses                          148,279         225,219         102,384
Net investment income                26,135,225      29,464,387       2,125,721

Realized and Unrealized
Gain (Loss) on Investment
and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions              (176,792)      2,584,698        (453,141)
  Futures contracts                    (522,252)       (308,043)        (33,624)
  Swap contracts                        (90,853)       (138,577)             -0-
  Foreign currency
    transactions                             -0-      6,540,203         479,889
Net change in unrealized
  appreciation/depreciation of:
  Investments                         4,042,405       7,238,122       5,634,011
  Futures contracts                     485,096         485,923         (55,596)
  Swap contracts                        127,626         135,030              -0-
  Foreign currency
    denominated assets
    and liabilities                          -0-     (3,336,829)       (195,593)
Net gain on investment and
  foreign currency
  transactions                        3,865,230      13,200,527       5,375,946

Net Increase in Net Assets
  from Operations                   $30,000,455     $42,664,914     $ 7,501,667


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 147


                                                                    High
                                                                   Yield
                                                                -----------
Investment Income
Interest (net of foreign tax withheld
  of $7,412)
  Unaffiliated issuers                                          $13,709,791
  Affiliated issuers                                                199,261
Total income                                                     13,909,052
Expenses
Custodian                                                            73,677
Legal                                                                26,664
Audit                                                                23,466
Printing                                                              2,210
Registration fees                                                     1,526
Trustees' fees                                                        1,098
Miscellaneous                                                         1,368
Total expenses                                                      130,009
Net investment income                                            13,779,043

Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
  Investment transactions                                           628,110
  Foreign currency transactions                                     (22,185)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                    13,066,052
  Foreign currency denominated assets
    and liabilities                                                  (8,465)
Net gain on investment and foreign
  currency transactions                                          13,663,512

Net Increase in Net Assets from Operations                      $27,442,555


See notes to financial statements.


148 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


STATEMENT OF CHANGES IN NET ASSETS


                                                     U.S. Value
                                          ---------------------------------
                                           Six Months
                                              Ended
                                          February, 28,         Year Ended
                                               2007             August 31,
                                           (unaudited)             2006
                                         --------------      ---------------
Increase in Net Assets
from Operations
Net investment income                    $   26,542,869      $   39,028,630
Net realized gain on investment
  transactions                               31,051,369          27,729,097
Net change in unrealized
  appreciation/depreciation of
  investments                               124,265,220         136,297,454
Net increase in net assets from
  operations                                181,859,458         203,055,181

Dividends and Distributions to
Shareholders from
Net investment income                       (25,097,678)        (30,618,769)
Net realized gain on investment
  transactions                              (32,933,429)        (10,482,466)

Transactions in Shares of
Beneficial Interest
Net increase                                288,329,315         305,045,771
Total increase                              412,157,666         466,999,717

Net Assets
Beginning of period                       1,822,032,153       1,355,032,436
End of period (including undistributed
  net investment income of $11,250,255
  and $9,805,064, respectively)          $2,234,189,819      $1,822,032,153


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS O 149


                                               U.S. Large Cap Growth
                                          ---------------------------------
                                           Six Months
                                             Ended
                                         February, 28,        Year Ended
                                              2007             August 31,
                                          (unaudited)             2006
                                         --------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                    $    7,974,163     $    10,018,814
Net realized gain (loss) on investment
  transactions                              (23,022,058)         31,270,784
Net change in unrealized
  appreciation/depreciation of
  investments                               130,874,655           4,103,690
Net increase in net assets from
  operations                                115,826,760          45,393,288

Dividends and Distributions to
Shareholders from
Net investment income                        (2,750,043)         (7,679,888)
Net realized gain on investment
  transactions                              (34,002,042)         (3,502,203)

Transactions in Shares of
Beneficial Interest
Net increase                                341,740,716         344,225,982
Total increase                              420,815,391         378,437,179

Net Assets
Beginning of period                       1,775,474,214       1,397,037,035
End of period (including
  undistributed net investment
  income of $7,854,429 and
  $2,630,309, respectively)              $2,196,289,605     $ 1,775,474,214


See notes to financial statements.


150 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                            Global Real Estate Investment
                                          ---------------------------------
                                          Six Months
                                             Ended
                                         February, 28,         Year Ended
                                              2007             August 31,
                                          (unaudited)             2006
                                         --------------      ---------------
Increase in Net Assets
from Operations
Net investment income                    $   13,545,730        $ 17,755,587
Net realized gain on
  investment and foreign currency
  transactions                               66,453,806          36,724,038
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities        123,887,069         114,752,204
Net increase in net assets from
  operations                                203,886,605         169,231,829

Dividends and Distributions to
Shareholders from
Net investment income                       (37,759,595)        (20,781,965)
Net realized gain on investment
  transactions                              (34,464,347)         (3,380,337)

Transactions in Shares of
Beneficial Interest
Net increase                                105,693,877         178,888,801
Total increase                              237,356,540         323,958,328

Net Assets
Beginning of period                         832,695,062         508,736,734
End of period (including
  undistributed/(distributions in
  excess of) net investment
  income of ($19,559,337)
  and $4,654,528, respectively)          $1,070,051,602        $832,695,062


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 151


                                                International Value
                                          ---------------------------------
                                           Six Months
                                             Ended
                                          February, 28,        Year Ended
                                              2007             August 31,
                                           (unaudited)             2006
                                         --------------      ---------------
Increase in Net Assets
from Operations
Net investment income                    $    6,128,355        $ 27,376,840
Net realized gain on investment and
  foreign currency transactions              41,903,094          67,248,427
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities         91,791,708         150,720,148
Net increase in net assets from
  operations                                139,823,157         245,345,415

Dividends and Distributions to
Shareholders from
Net investment income                       (24,522,973)        (18,561,114)
Net realized gain on investment
  transactions                              (83,298,657)        (14,414,819)

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                     171,417,825          (3,430,781)
Total increase                              203,419,352         208,938,701

Net Assets
Beginning of period                         997,370,844         788,432,143
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of ($10,336,710) and
  $8,057,908, respectively)              $1,200,790,196        $997,370,844


See notes to financial statements.


152 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                  International Growth
                                          ---------------------------------
                                           Six Months
                                              Ended
                                          February, 28,       Year Ended
                                              2007            August 31,
                                          (unaudited)             2006
                                         --------------      ---------------
Increase in Net Assets
from Operations
Net investment income                    $    3,656,360        $ 14,276,866
Net realized gain on investment and
  foreign currency transactions              40,232,660          32,266,504
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities         49,015,093          83,336,829
Net increase in net assets from
  operations                                 92,904,113         129,880,199

Dividends and Distributions to
Shareholders from
Net investment income                        (5,205,071)        (12,483,325)
Net realized gain on investment
  transactions                              (37,513,182)         (1,113,519)

Transactions in Shares of
Beneficial Interest
Net increase                                168,346,861         252,553,734
Total increase                              218,532,721         368,837,089

Net Assets
Beginning of period                         886,430,928         517,593,839
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of ($408,024) and
  $1,140,687, respectively)              $1,104,963,649        $886,430,928


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 153


                                                Small-Mid Cap Value
                                          ---------------------------------
                                          Six Months
                                             Ended
                                          February, 28,       Year Ended
                                             2007             August 31,
                                          (unaudited)             2006
                                         --------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                      $  6,200,512        $  5,560,347
Net realized gain (loss) on
  investment transactions                    17,934,007            (192,105)
Net change in unrealized
  appreciation/depreciation
  of investments                             45,134,684          13,771,391
Net increase in net assets from
  operations                                 69,269,203          19,139,633

Dividends and Distributions to
Shareholders from
Net investment income                        (6,100,057)         (4,362,192)
Net realized gain on investment
  transactions                               (4,218,310)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase                                 62,361,396         109,434,404
Total increase                              121,312,232         124,211,845

Net Assets
Beginning of period                         444,250,019         320,038,174
End of period (including
  undistributed net investment
  income of $1,450,854 and
  $1,350,399, respectively)                $565,562,251        $444,250,019


See notes to financial statements.


154 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                               Small-Mid Cap Growth
                                          ---------------------------------
                                          Six Months
                                            Ended
                                         February, 28,         Year Ended
                                              2007             August 31,
                                          (unaudited)            2006
                                         --------------      ---------------
Increase in Net Assets
from Operations
Net investment income                      $    807,310        $  1,213,387
Net realized gain on investment
  transactions                                9,791,896           8,118,793
Net change in unrealized
  appreciation/depreciation of
  investments                                51,957,102          12,350,127
Net increase in net assets from
  operations                                 62,556,308          21,682,307

Dividends and Distributions to
Shareholders from
Net investment income                          (369,313)           (917,579)
Net realized gain on investment
  transactions                               (8,679,868)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase                                 69,786,205         121,130,335
Total increase                              123,293,332         141,895,063

Net Assets
Beginning of period                         429,431,417         287,536,354
End of period (including
  undistributed net investment
  income of $756,979 and
  $318,981, respectively)                  $552,724,749        $429,431,417


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 155


                                                     Global Value
                                          ---------------------------------
                                          Six Months
                                             Ended
                                         February, 28,      June 1, 2006(a)
                                              2007           to August 31,
                                          (unaudited)             2006
                                         --------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                        $   47,118          $   43,154
Net realized gain (loss) on
  investment and foreign
  currency transactions                          67,518             (22,217)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            597,484             124,000
Net increase in net assets from
  operations                                    712,120             144,937

Dividends and Distributions to
Shareholders from
Net investment income                           (75,625)                 -0-
Net realized gain on investment
  transactions                                  (11,299)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase (decrease)                         (56,266)          5,959,454
Total increase                                  568,930           6,104,391

Net Assets
Beginning of period                           6,104,391                  -0-
End of period (including
  undistributed net investment
  income of $12,181 and $40,688,
  respectively)                              $6,673,321          $6,104,391

(a)  Commencement of operations.

     See notes to financial statements.


156 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                               Global Research Growth
                                          ---------------------------------
                                           Six Months
                                             Ended
                                          February, 28,     June 1, 2006(a)
                                              2007            to August 31,
                                          (unaudited)             2006
                                         --------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                        $   28,567          $   20,136
Net realized loss on investment and
  foreign currency transactions                  (1,776)            (83,958)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities            563,371              58,333
Net increase (decrease) in net
  assets from operations                        590,162              (5,489)

Dividends to Shareholders from
Net investment income                           (43,198)                 -0-

Transactions in Shares of
Beneficial Interest
Net increase                                     86,784           6,049,523
Total increase                                  633,748           6,044,034

Net Assets
Beginning of period                           6,044,034                  -0-
End of period (including
  undistributed net investment
  income of $5,994 and
  $20,625, respectively)                     $6,677,782          $6,044,034


(a)  Commencement of operations.

     See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 157


                                                Short Duration Bond
                                          ---------------------------------
                                            Six Months
                                              Ended
                                          February, 28,        Year Ended
                                               2007            August 31,
                                           (unaudited)            2006
                                         --------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                    $   26,135,225        $ 39,272,996
Net realized loss on investment
  and foreign currency transactions            (789,897)         (6,881,225)
Net change in unrealized
  appreciation/depreciation of
  investments                                 4,655,127          (2,626,881)
Net increase in net assets from
  operations                                 30,000,455          29,764,890

Dividends to Shareholders from
Net investment income                       (24,891,009)        (37,754,560)

Transactions in Shares of
Beneficial Interest
Net increase                                168,577,126         315,596,365
Total increase                              173,686,572         307,606,695

Net Assets
Beginning of period                         960,111,255         652,504,560
End of period (including
  undistributed net investment
  income of $3,248,128 and
  $2,003,912, respectively)              $1,133,797,827        $960,111,255


See notes to financial statements.


158 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                             Intermediate Duration Bond
                                          ---------------------------------
                                           Six Months
                                              Ended
                                          February, 28,       Year Ended
                                              2007            August 31,
                                          (unaudited)             2006
                                         --------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                       $29,464,387         $44,975,526
Net realized gain (loss) on
  investment and foreign currency
  transactions                                8,678,281         (14,327,774)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities          4,522,246          (7,380,842)
Net increase in net assets from
  operations                                 42,664,914          23,266,910

Dividends to Shareholders from
Net investment income                       (27,736,256)        (43,355,404)

Transactions in Shares of
Beneficial Interest
Net increase                                248,364,321         289,304,021
Total increase                              263,292,979         269,215,527

Net Assets
Beginning of period                       1,076,280,881         807,065,354
End of period (including
  undistributed net investment
  income of $1,298,165
  and $429,966, respectively)            $1,339,573,860      $1,076,280,881


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 159


                                           Inflation Protected Securities
                                          ---------------------------------
                                          Six Months
                                             Ended
                                          February, 28,        Year Ended
                                              2007             August 31,
                                          (unaudited)             2006
                                         --------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                      $  2,125,721        $ 21,872,322
Net realized loss on investment and
  foreign currency transactions                  (6,876)         (1,035,823)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities          5,382,822         (11,123,530)
Net increase in net assets from
  operations                                  7,501,667           9,712,969

Dividends and Distributions to
  Shareholders from
Net investment income                       (17,135,755)         (9,736,870)
Net realized gain on investment
  transactions                                       -0-           (169,881)

Transactions in Shares of
Beneficial Interest
Net increase                                105,261,582         184,275,743
Total increase                               95,627,494         184,081,961

Net Assets
Beginning of period                         447,209,798         263,127,837
End of period (including
  undistributed/(distributions in
  excess of) net investment income
  of ($2,765,130) and $12,244,904,
  respectively)                            $542,837,292        $447,209,798


See notes to financial statements.


160 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                     High Yield
                                          ---------------------------------
                                           Six Months
                                             Ended
                                          February, 28,       Year Ended
                                              2007            August 31,
                                          (unaudited)            2006
                                         --------------      ---------------
Increase (Decrease) in Net Assets
from Operations
Net investment income                      $ 13,779,043        $ 21,674,398
Net realized gain (loss) on
  investment and foreign currency
  transactions                                  605,925          (4,355,846)
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities         13,057,587          (4,993,749)
Net increase in net assets from
  operations                                 27,442,555          12,324,803

Dividends and Distributions to
 Shareholders from
Net investment income                       (12,524,075)        (21,536,727)
Net realized gain on investment
  transactions                                       -0-           (240,883)

Transactions in Shares of
Beneficial Interest
Net increase                                 64,549,607          77,147,953
Total increase                               79,468,087          67,695,146

Net Assets
Beginning of period                         325,931,289         258,236,143
End of period (including
  undistributed net
  investment income of $1,632,490
  and $377,522, respectively)              $405,399,376        $325,931,289


See notes to financial statements.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 161


NOTES TO FINANCIAL STATEMENTS
February 28, 2007 (unaudited)


NOTE A
Significant Accounting Policies

The AllianceBernstein Pooling Portfolios (the "Trust") was organized as a Massachusetts business trust on November 11, 2004 and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is currently comprised of thirteen separate series:
AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Global Value Portfolio, AllianceBernstein Global Research Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio and AllianceBernstein High-Yield Portfolio (collectively, the "Portfolios"). The AllianceBernstein Global Value Portfolio and AllianceBernstein Global Research Growth Portfolio commenced operations on June 1, 2006. Each series is considered to be a separate entity for financial reporting and tax purposes. Shares of the Portfolios are offered exclusively to mutual funds advised by and certain other institutional clients of AllianceBernstein L.P. (the "Adviser"). A Portfolio's shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolios.


1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Trust's Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid


162 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market ("OTC"), are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios may frequently value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.


2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of divi-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 163


dends, interest and foreign withholding taxes recorded on the Portfolios' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.


3. Taxes

It is each Portfolio's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of their investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.


4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolios amortize premiums and accrete discounts as adjustments to interest income.


5. Expenses

Expenses of the Trust are charged to each Portfolio in proportion to each Portfolio's respective net assets.


6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


7. Organization and Offering Expenses

Cost incurred in connection with the organization of the Trust of $71,875 was borne by the Adviser. Offering expenses of $15,300 each for the Global Value and Global Research Growth Portfolios have been deferred and are being amortized on a straight line basis over a one year period. Offering expenses of $15,300 per Portfolio for the remaining eleven Portfolios have been fully amortized on a straight-line basis over a one year period.


164 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


NOTE B
Advisory Fee and Other Transactions with Affiliates

The Trust has entered into an advisory agreement (the "Advisory Agreement") with the Adviser. Under the terms of the Advisory Agreement, the Portfolios pay no advisory fees to the Adviser. The Adviser serves as investment manager and adviser of each of the Portfolios and continuously furnishes an investment program for each Portfolio and manages, supervises and conducts the affairs of each Portfolio, subject to the supervision of the Trust's Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Trust for, office space, facilities and equipment, services of executive and other personnel of the Trust and certain administrative services.

The Trust has entered into a distribution agreement (the "Distribution Agreement") on behalf of each Portfolio with AllianceBernstein Investments, Inc., a wholly-owned subsidiary of the Adviser, the Portfolios' principal underwriter (the "Underwriter"), to permit the Underwriter to distribute the Portfolios' shares, which are sold at the net asset value without any sales charge.

Under the Distribution Agreement, the Trust is responsible for all expenses of the Portfolios, including, for example, certain administrative services, costs of printing Portfolio prospectuses and other reports to shareholders, any taxes levied against the Portfolios and brokerage fees and commissions in connection with the purchase and sale of portfolio securities, but not expenses incurred in promoting the sale of the Portfolios' shares, which are borne by the Underwriter.

AllianceBernstein Investor Services, Inc. ("ABIS"), an indirect wholly-owned subsidiary of the Adviser, acts as the Portfolios' registrar, transfer agent and dividend-disbursing agent.

The Adviser has agreed to limit the operating expenses of the following Portfolios to the extent necessary to limit total operating expenses on an annual basis as follows:

                                                               Amount
                                              Expense       Reimbursed by
Portfolio                                   Limitations        Adviser
-------------------------------------------------------------------------------
Global Real Estate Investment                  .15%           $     -0-
International Value                            .15%                 -0-
International Growth                           .15%                 -0-
Small-Mid Cap Value                            .15%                 -0-
Small-Mid Cap Growth                           .15%                 -0-
Global Value                                   .15%             74,398
Global Research Growth                         .15%             93,887
Short Duration Bond                            .15%                 -0-
Intermediate Duration Bond                     .15%                 -0-
Inflation Protected Securities                 .15%                 -0-
High-Yield                                     .20%                 -0-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 165


There were no expense caps on the U.S. Value Portfolio and the U.S. Large Cap Growth Portfolio.

The Portfolios may invest in the AllianceBernstein Fixed-Income Shares, Inc.--Prime STIF Portfolio and the AllianceBernstein Fixed-Income Shares, Inc.--Government STIF Portfolio (collectively, the "STIF Portfolios"), open-end management investment companies managed by the Adviser. The STIF Portfolios are offered as cash management options to mutual funds, trusts, and other accounts managed by the Adviser, and are not available for direct purchase by members of the public. The STIF Portfolios pay no investment management fees.

Brokerage commissions paid on investment transactions and brokerage commissions paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser, for the six months ended February 28, 2007, were as follows:

                                                     Sanford C.      Sanford C.
                                     Total          Bernstein &      Bernstein
Portfolio                         Commissions         Co. LLC         Limited
-------------------------------------------------------------------------------
U.S. Value                        $   309,893          $   -0-         $   -0-
U.S. Large Cap Growth               1,620,216              -0-             -0-
Global Real Estate
  Investment                          622,491              -0-             -0-
International Value                   450,732              -0-             -0-
International Growth                1,327,493              -0-             -0-
Small-Mid Cap Value                   165,017              -0-             -0-
Small-Mid Cap Growth                  415,228              -0-             -0-
Global Value                            1,367              -0-             -0-
Global Research Growth                  4,481              -0-             -0-
Short Duration Bond                        -0-             -0-             -0-
Intermediate Duration Bond                 -0-             -0-             -0-
Inflation Protected Securities             -0-             -0-             -0-
High-Yield                                 -0-             -0-             -0-


NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding U.S. government securities and short-term investments) for the six months ended February 28, 2007, were as follows:

Portfolio                                   Purchases               Sales
-------------------------------------------------------------------------------
U.S. Value                             $    400,243,403       $ 201,376,380
U.S. Large Cap Growth                     1,237,147,002         931,868,596
Global Real Estate Investment               332,989,391         273,875,253
International Value                         226,529,029         138,798,607
International Growth                        602,036,484         480,607,986
Small-Mid Cap Value                         128,359,191          82,800,031
Small-Mid Cap Growth                        266,450,122         204,676,701
Global Value                                    685,139             916,512
Global Research Growth                        2,304,882           2,215,349


166 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Portfolio                              Purchases                    Sales
-------------------------------------------------------------------------------
Short Duration Bond                   $211,444,345             $145,209,532
Intermediate Duration Bond             190,745,267              127,262,375
Inflation Protected Securities                  -0-                      -0-
High-Yield                             163,980,075               80,922,215

Purchases and sales of U.S. government securities for the six months ended February 28, 2007, were as follows:

Portfolio                              Purchases                    Sales
-------------------------------------------------------------------------------
U.S. Value                                     $-0-                     $-0-
U.S. Large Cap Growth                           -0-                      -0-
Global Real Estate Investment                   -0-                      -0-
International Value                             -0-                      -0-
International Growth                            -0-                      -0-
Small-Mid Cap Value                             -0-                      -0-
Small-Mid Cap Growth                            -0-                      -0-
Global Value                                    -0-                      -0-
Global Research Growth                          -0-                      -0-
Short Duration Bond                    659,798,836              537,765,650
Intermediate Duration Bond           1,563,465,824            1,404,683,899
Inflation Protected Securities         135,483,824               36,301,401
High-Yield                                      -0-                      -0-

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

                                         Gross Unrealized        Net Unrealized
                                   ----------------------------   Appreciation/
Portfolio                          Appreciation  (Depreciation)  (Depreciation)
-------------------------------------------------------------------------------
U.S. Value                         $310,607,778    $(16,382,311)   $294,225,467
U.S. Large Cap Growth               217,804,730     (18,577,501)    199,227,229
Global Real Estate Investment       271,553,963      (1,167,264)    270,386,699
International Value                 278,326,697      (4,657,519)    273,669,178
International Growth                155,222,908      (6,594,494)    148,628,414
Small-Mid Cap Value                  73,420,482     (11,758,950)     61,661,532
Small-Mid Cap Growth                 83,385,410     (11,455,280)     71,930,130
Global Value                            796,929         (73,279)        723,650
Global Research Growth                  709,181         (88,331)        620,850
Short Duration Bond                   4,498,788      (1,188,966)      3,309,822
Intermediate Duration Bond           11,569,755      (4,804,988)      6,764,767
Inflation Protected Securities        1,765,984      (3,659,607)     (1,893,623)
High-Yield                           10,558,853      (2,104,703)      8,454,150


1. Financial Futures Contracts

Certain Portfolios may buy or sell financial futures contracts for the purpose of hedging their portfolio against adverse effects of anticipated movements in the market. The Portfolio bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 167


At the time the Portfolio enters into a futures contract, the Portfolio deposits and maintains as collateral an initial margin with the broker as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of counterparty to meet the terms of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.


2. Forward Currency Exchange Contracts

Certain Portfolios may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and depreciation by the Portfolio.

The Portfolio's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Portfolio having a value at least equal to the aggregate amount of the Portfolio's commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.


3. Dollar Rolls

Certain Portfolios may enter into dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolio's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolio forgoes principal and interest paid on the securities. The Portfolio is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques and may be considered to be borrowings by the Portfolio.


168 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


For the six months ended February 28, 2007, the Short Duration Portfolio and Intermediate Duration Portfolio earned drop income of $45,851 and $366,296 which is included in interest income in the accompanying statement of operations.


4. Swap Agreements

Certain Portfolios may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

The Portfolio accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

The Portfolio may enter into credit default swaps. The Portfolio may purchase credit protection on the referenced obligation of the credit default swap ("Buy Contract") or provide credit protection on the referenced obligation of the credit default swap ("Sale Contract"). A sale/(buy) in a credit default swap provides upon the occurrence of a credit event, as defined in the swap agreement, for the Portfolio to buy/(sell) from/(to) the counterparty at the notional amount (the "Notional Amount") and receive/(deliver) the principal amount of the referenced obligation. If a credit event occurs, the maximum payout amount for a Sale Contract is limited to the Notional Amount of the swap contract ("Maximum Payout Amount"). During the term of the swap agreement, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the Notional Amount. These interim payments are recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 169


Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer and no credit event occurs, it will lose its investment. In addition, if the Portfolio is a seller and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Portfolio.

In certain circumstances, the Portfolio may hold Sale Contracts on the same referenced obligation and with the same counterparty it has purchased credit protection, which may reduce its obligation to make payments on Sale Contracts, if a credit event occurs.


NOTE D
Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

                               Shares                         Amount
                   ----------------------------  -----------------------------
                  Six Months Ended Year Ended Six Months Ended Year Ended February 28, 2007 August 31, February 28, 2007 August 31,
Portfolio            (unaudited)       2006       (unaudited)         2006
-------------------------------------------------------------------------------
U.S. Value

Shares sold           22,025,411    31,063,561    $267,952,735    $334,004,733
Shares issued in
  reinvestment of
  dividends and
  distributions        4,862,173     3,891,057      58,031,106      41,101,235
Shares redeemed       (3,122,589)   (6,622,867)    (37,654,526)    (70,060,197)
Net increase          23,764,995    28,331,751    $288,329,315    $305,045,771

U.S. Large Cap
  Growth

Shares sold           28,200,047    39,148,884    $329,511,446    $449,251,903
Shares issued in
  reinvestment of
  dividends and
  distributions        3,132,841       966,636      36,752,085      11,182,091
Shares redeemed       (2,089,328)  (10,225,344)    (24,522,815)   (116,208,012)
Net increase          29,243,560    29,890,176    $341,740,716    $344,225,982


170 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                               Shares                         Amount
                ------------------------------  ------------------------------
                Six Months Ended   Year Ended   Six Months Ended    Year Ended
                February 28, 2007   August 31,  February 28, 2007   August 31,
Portfolio            (unaudited)       2006      (unaudited)          2006
-------------------------------------------------------------------------------
Global Real Estate
  Investment

Shares sold            4,325,306    14,571,903     $60,142,456    $163,677,242
Shares issued in
  reinvestment of
  dividends and
  distributions        5,269,909     2,182,765      72,223,942      24,162,302
Shares redeemed       (1,856,591)     (754,477)    (26,672,521)     (8,950,743)
Net increase           7,738,624    16,000,191    $105,693,877    $178,888,801

International Value

Shares sold            7,785,003     9,769,377    $110,232,584    $121,566,539
Shares issued in
  reinvestment of
  dividends and
  distributions        7,804,028     2,787,702     107,821,630      32,975,933
Shares redeemed       (3,295,847)  (12,898,835)    (46,636,389)   (157,973,253)
Net increase
  (decrease)          12,293,184      (341,756)   $171,417,825     $(3,430,781)

International Growth

Shares sold           10,625,958    21,380,831    $135,894,967    $249,271,570
Shares issued in
  reinvestment of
  dividends and
  distributions        3,366,062     1,198,617      42,718,253      13,596,844
Shares redeemed         (794,918)     (844,601)    (10,266,359)    (10,314,680)
Net increase          13,197,102    21,734,847    $168,346,861    $252,553,734

Small-Mid Cap Value

Shares sold            4,776,086    10,262,693     $56,456,348    $112,013,558
Shares issued in
  reinvestment of
  dividends and
  distributions          869,989       399,558      10,318,367       4,362,192
Shares redeemed         (370,549)     (626,885)     (4,413,319)     (6,941,346)
Net increase           5,275,526    10,035,366     $62,361,396    $109,434,404


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 171


                               Shares                         Amount
                ------------------------------  ------------------------------
                 Six Months Ended   Year Ended  Six Months Ended   Year Ended
                 February 28, 2007  August 31,  February 28, 2007  August 31,
Portfolio            (unaudited)       2006       (unaudited)         2006
-------------------------------------------------------------------------------
Small-Mid Cap
  Growth

Shares sold            5,169,590    10,423,766     $64,930,219    $125,374,603
Shares issued in
  reinvestment of
  dividends and
  distributions          697,180        75,674       9,049,181         917,579
Shares redeemed         (329,571)     (412,059)     (4,193,195)     (5,161,847)
Net increase           5,537,199    10,087,381     $69,786,205    $121,130,335

                                   June 1, 2006(a)              June 1, 2006(a)
                                    to August 31,                to August 31,
                                        2006                          2006
-------------------------------------------------------------------------------
Global Value

Shares sold                4,091       600,015         $46,548       6,000,143
Shares issued in
  reinvestment of
  dividends and
  distributions            8,251            -0-         86,924              -0-
Shares redeemed          (17,295)       (3,982)       (189,738)        (40,689)
Net increase
  (decrease)              (4,953)      596,033        $(56,266)      5,959,454

Global Research
  Growth

Shares sold                5,735       604,992         $62,137      $6,049,523
Shares issued in
  reinvestment of
  dividends                4,193            -0-         43,198              -0-
Shares redeemed           (1,692)           -0-        (18,551)             -0-
Net increase               8,236       604,992         $86,784      $6,049,523

                                     Year Ended                    Year Ended
                                      August 31,                   August 31,
                                         2006                         2006
-------------------------------------------------------------------------------
Short Duration Bond

Shares sold           15,414,867    29,077,360    $153,131,066    $289,575,155
Shares issued in
  reinvestment of
  dividends            2,510,537     3,812,804      24,891,009      37,754,560
Shares redeemed         (950,856)   (1,184,656)     (9,444,949)    (11,733,350)
Net increase          16,974,548    31,705,508    $168,577,126    $315,596,365


(a)  Commencement of operations.


172 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                               Shares                         Amount
                ------------------------------  ------------------------------
                Six Months Ended   Year Ended    Six Months Ended    Year Ended
                February 28, 2007    August 31, February 28, 2007    August 31,
Portfolio            (unaudited)       2006        (unaudited)         2006
-------------------------------------------------------------------------------
Intermediate
  Duration Bond

Shares sold           23,600,871    28,516,768    $233,521,995    $280,756,836
Shares issued in
  reinvestment of
  dividends and
  distributions        2,806,089     4,425,281      27,736,256      43,355,404
Shares redeemed       (1,301,659)   (3,518,921)    (12,893,930)    (34,808,219)
Net increase          25,105,301    29,423,128    $248,364,321    $289,304,021

Inflation
 Protected
 Securities

Shares sold            9,411,476    18,277,335     $91,161,255    $178,671,483
Shares issued in
  reinvestment of
  dividends and
  distributions        1,771,826     1,019,115      17,135,755       9,906,751
Shares redeemed         (312,472)     (440,530)     (3,035,428)     (4,302,491)
Net increase          10,870,830    18,855,920    $105,261,582    $184,275,743

High Yield

Shares sold            5,548,930     7,264,884     $56,720,018     $73,174,268
Shares issued in
  reinvestment of
  dividends and
  distributions        1,227,274     2,180,554      12,524,075      21,777,610
Shares redeemed         (460,352)   (1,776,791)     (4,694,486)    (17,803,925)
Net increase           6,315,852     7,668,647     $64,549,607     $77,147,953


Commencement of Offering

The Portfolios commenced offering on May 20, 2005 (with the exception of the Global Value Portfolio and the Global Research Growth Portfolio each of which commenced operations on June 1, 2006), through the investments of cash and securities received in a tax free in-kind contributions from AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Preservation Strategy and AllianceBernstein Blended Style Series--U.S. Large Cap Portfolio ("U.S. Large Cap Fund"). Prior to commencement of operations on May 20, 2005, the Trust had no operations other than the sale to the Adviser on April 15, 2005 of 10,000 shares for $10 each of the AllianceBernstein Small-Mid Cap Growth Portfolio.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 173


Amounts received from in-kind transfers of investment securities were as follows:

                          Wealth      Balanced          Wealth
                    Appreciation        Wealth    Preservation      U.S. Large
Portfolio               Strategy      Strategy        Strategy        Cap Fund
-------------------------------------------------------------------------------
U.S. Value          $155,435,335  $150,723,860     $24,205,731     $64,400,550
U.S. Large Cap
  Growth             158,437,429   153,296,219      24,652,835      71,745,927
Global Real Estate
  Investment          43,932,094    69,340,181      24,273,362              -0-
International Value   59,932,167    57,875,719       9,199,373              -0-
International Growth  63,478,390    61,819,722       9,798,985              -0-
Small-Mid Cap Value           -0-           -0-             -0-             -0-
Small-Mid Cap Growth          -0-           -0-             -0-             -0-
Short Duration Bond           -0-           -0-     72,247,181              -0-
Intermediate Duration
  Bond                        -0-  250,427,841      72,480,909              -0-
Inflation Protected
  Securities                  -0-           -0-     28,619,579              -0-
High-Yield                    -0-      598,162              -0-             -0-


Amounts received from investments of cash were as follows:

                          Wealth      Balanced          Wealth
                    Appreciation        Wealth    Preservation      U.S. Large
Portfolio               Strategy      Strategy        Strategy        Cap Fund
-------------------------------------------------------------------------------
U.S. Value            $    7,784    $    6,052     $    10,251      $  710,972
U.S. Large Cap
  Growth                 856,603       856,272         144,828       1,111,911
Global Real Estate
  Investment           2,267,390     4,077,486       1,085,694              -0-
International Value    6,083,498     5,812,768         863,081              -0-
International Growth   3,175,305     2,784,499         373,559              -0-
Small-Mid Cap Value    4,400,000     5,740,000       1,200,000              -0-
Small-Mid Cap Growth   3,525,000     5,800,000       1,030,000              -0-
Short Duration Bond           -0-           -0-     10,872,021              -0-
Intermediate Duration
  Bond                        -0-   13,149,233       5,158,625              -0-
Inflation Protected
  Securities                  -0-           -0-        857,786              -0-
High-Yield                    -0-   24,450,000              -0-             -0-


The amounts of the unrealized appreciation (depreciation) of investment securities acquired by the Portfolios through the in-kind transfer were as follows:

Portfolio                             Appreciation           (Depreciation)
-------------------------------------------------------------------------------
U.S. Value                            $ 33,794,987             $         -0-
U.S. Large Cap Growth                   33,033,631                       -0-
Global Real Estate Investment           21,884,598                       -0-
International Value                     10,574,433                       -0-
International Growth                     8,587,797                       -0-
Small-Mid Cap Value                             -0-                      -0-
Small-Mid Cap Growth                            -0-                      -0-
Short Duration Bond                             -0-                (390,484)
Intermediate Duration Bond                      -0-              (2,633,495)
Inflation Protected Securities                  -0-                (223,894)
High-Yield                                      -0-                 (46,845)


174 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


NOTE E
Risks Involved in Investing in the Portfolios

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolios' investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Foreign Security Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Indemnification Risk--In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios' maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss there under to be remote.


NOTE F
Distributions to Shareholders

The tax character of distributions to be paid for the year ending August 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid for the fiscal year ending August 31, 2005 and 2006 were as follows:

U.S. Value Portfolio                      2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ 34,158,303              $ 3,696,932
  Long-term capital gain                 6,942,932                       -0-
Total distributions paid              $ 41,101,235              $ 3,696,932

U.S. Large Cap Growth Portfolio           2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $  7,679,880                $ 868,497
  Long-term capital gain                 3,502,203                       -0-
Total distributions paid              $ 11,182,083                $ 868,497


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 175


Global Real Estate
Investment Portfolio                      2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ 21,211,214              $ 1,618,418
  Long-term capital gain                 2,951,088                       -0-
Total distributions paid              $ 24,162,302              $ 1,618,418

International Value Portfolio             2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ 25,246,247              $ 3,032,408
  Long-term capital gain                 7,729,686                       -0-
Total distributions paid              $ 32,975,933              $ 3,032,408

International Growth Portfolio            2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ 12,483,325                $ 330,040
  Long-term capital gain                 1,113,519                       -0-
Total distributions paid              $ 13,596,844                $ 330,040

Small-Mid Cap Value Portfolio             2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                      $ 4,362,192                $ 333,856
Total distributions paid               $ 4,362,192                $ 333,856

Small-Mid Cap Growth Portfolio            2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                        $ 917,579                 $ 90,799
Total distributions paid                 $ 917,579                 $ 90,799

Global Value Portfolio                    2006
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                        $      -0-
Total distributions paid                 $      -0-

Global Research Growth Portfolio          2006
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                        $      -0-
Total distributions paid                 $      -0-

Short Duration Bond Portfolio             2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ 37,754,560              $ 1,701,954
Total distributions paid              $ 37,754,560              $ 1,701,954


176 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Intermediate Duration Bond Portfolio       2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ 43,355,404              $ 4,900,272
Total distributions paid              $ 43,355,404              $ 4,900,272

Inflation Protected Securities
Portfolio                                 2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                      $ 9,820,532                $ 705,512
  Long-term capital gain                    86,219                       -0-
Total distributions paid               $ 9,906,751                $ 705,512

High-Yield Portfolio                      2006                     2005
-------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income                     $ 21,777,610              $ 1,357,073
Total distributions paid              $ 21,777,610              $ 1,357,073


As of August 31, 2006 the components of accumulated earnings/deficit on a tax basis were as follows:

                                                          Accumulated                  Total
                       Undistributed   Undistributed          Capital             Unrealized     Accumulated
                            Ordinary       Long-Term        and Other          Appreciation/       Earnings/
Portfolio                     Income           Gains   Gains (Losses)      (Depreciation)(a)    (Deficit)(b)
--------------------------------------------------------------------------------------------------------------
U.S. Value               $17,763,349     $19,356,525              $-0-          $169,823,146    $206,943,020
U.S. Large Cap
  Growth                   2,630,309      34,003,222               -0-            61,094,849      97,728,380
Global Real Estate
  Investment              20,791,047      24,886,069               -0-           132,000,305     177,677,421
International Value       59,349,865      16,926,242               -0-           171,664,607     247,940,714
International Growth       9,560,545      25,401,095               -0-            97,729,669     132,691,309
Small-Mid Cap Value        1,350,398              -0-        (293,637)(c)         16,495,814      17,552,575
Small-Mid Cap Growth       6,980,388       1,949,766               -0-            18,536,835      27,466,989
Global Value                  39,413              -0-         (19,751)               124,000         143,662
Global Research
  Growth                      20,625              -0-         (84,304)                58,190          (5,489)
Short Duration
  Bond                     1,992,151              -0-      (7,084,005)(c)         (1,049,162)     (6,141,016)
Intermediate
  Duration
  Bond                     2,139,218              -0-     (14,064,986)(c)         (1,877,762)    (13,803,530)
Inflation
  Protected
  Securities              12,553,667              -0-        (757,918)            (8,328,828)      3,466,921
High-Yield                   476,198              -0-      (4,540,447)            (4,654,001)     (8,718,250)


(a) The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales, mark to market on passive foreign investment companies, mark to market on forward contracts, future contracts, swaps, and swap income (loss) accruals.

(b) The difference between book-basis and tax-basis components of accumulated earnings (deficit) is attributable primarily to deferral of post October capital or currency losses.

(c) On August 31, 2006, the Small Mid Cap Value Portfolio, Short Duration Bond Portfolio and Intermediate Duration Bond Portfolio had a net capital loss carry forward of $293,637, $551,868 and $596,899, respectively, all of which expires in the year 2014. To the extent future capital gains are offset by capital loss carry forward, such gains will not be distributed.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 177


                                                                  Increase (Decrease)
                                                                   to Accumulated Net
                                            Increase (Decrease)  Realized Gain (Loss)
                       Increase (Decrease)        Undistributed       On Investments,
                             To Additional       Net Investment           Futures and
Portfolio                  Paid in Capital        Income (Loss)    Foreign Currencies
--------------------------------------------------------------------------------------
U.S. Value                      $ (11,058)            $ 11,058             $      -0-
U.S. Large Cap Growth                  -0-             859,913              (859,913)
Global Real Estate
  Investment                     (324,317)           8,986,825            (8,662,508)
International Value               (11,058)            (561,112)              572,170
International Growth              (11,947)            (555,121)              567,068
Small-Mid Cap Value               (11,058)              11,058                    -0-
Small-Mid Cap Growth              (11,058)              11,058                    -0-
Short Duration Bond               (11,058)              39,424               (28,366)
Intermediate Duration
  Bond                            (11,058)          (2,442,194)            2,453,252
Inflation Protected
  Securities                      (11,058)              (8,849)               19,907
High Yield                        (11,058)             (13,801)               24,859
Global Value                           -0-              (2,466)                2,466
Global Research Growth                 -0-                 489                  (489)


NOTE G
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

     (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and


178 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


     (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The Portfolios were not part of the regulatory settlement and their advisory fees were not affected by the SEC Order or the NYAG Order.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, directed and oversaw an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Trustees of the Trust ("the Independent Trustees") have conducted an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL").


ALLIANCEBERNSTEIN POOLING PORTFOLIOS O 179


On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The court denied the writ and in September 2006 the Supreme Court of Appeals declined the defendants' petition for appeal. On September 22, 2006, Alliance and Alliance Holding filed an answer and motion to dismiss the Summary Order with the Securities Commissioner.


180 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal. On October 4, 2006 the appeal was withdrawn by stipulation, with plaintiffs reserving the right to reinstate it at a later date.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 181


It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.


NOTE H
Recent Accounting Pronouncement

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


182 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                      U.S. Value
                                       ------------------------------------
                                       Six Months
                                            Ended         Year      May 20,
                                      February 28,       Ended   2005(a) to
                                             2007   August 31,   August 31,
                                      (unaudited)         2006         2005
                                      -----------  -----------  -----------
Net asset value, beginning of period       $11.41       $10.32       $10.00

Income From Investment Operations
Net investment income(b)                      .16          .27          .08
Net realized and unrealized
  gain on investment
  transactions                                .96         1.11          .28
Net increase in net asset value
  from operations                            1.12         1.38          .36

Less: Dividends and Distributions
Dividends from net investment income         (.15)        (.21)        (.04)
Distributions from net realized
  gain on investment
  transactions                               (.20)        (.08)          -0-
Total distributions                          (.35)        (.29)        (.04)
Net asset value, end of period             $12.18       $11.41       $10.32

Total Return
Total investment return based on
  net asset value(c)                         9.88%       13.60%        3.58%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $2,234,190   $1,822,032   $1,355,032
Ratio to average net assets of:
  Expenses                                    .02%(d)      .04%         .07%(d)
  Net investment income                      2.61%(d)     2.48%        2.84%(d)
Portfolio turnover rate                        10%          14%          21%


See footnote summary on page 195.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 183


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                              U.S. Large Cap Growth
                                     ------------------------------------
                                       Six Months
                                            Ended         Year      May 20,
                                     February 28,        Ended   2005(a) to
                                             2007   August 31,   August 31,
                                      (unaudited)         2006         2005
                                      -----------  -----------  -----------
Net asset value, beginning of period       $11.09       $10.73       $10.00

Income From Investment Operations
Net investment income(b)                      .05          .07          .02
Net realized and unrealized
  gain on investment
  transactions                                .68          .38          .72
Net increase in net asset value
  from operations                             .73          .45          .74

Less: Dividends and Distributions
Dividends from net investment income         (.02)        (.06)        (.01)
Distributions from net realized
  gain on investment
  transactions                               (.20)        (.03)          -0-
Total distributions                          (.22)        (.09)        (.01)
Net asset value, end of period             $11.60       $11.09       $10.73

Total Return
Total investment return based
  on net asset value(c)                      6.54%        4.10%        7.38%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $2,196,290   $1,775,474   $1,397,037
Ratio to average net assets of:
  Expenses                                    .02%(d)      .04%         .05%(d)
  Net investment income                       .80%(d)      .64%         .62%(d)
Portfolio turnover rate                        47%          64%          13%


See footnote summary on page 195.


184 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                        Global Real Estate Investment
                                   ------------------------------------
                                    Six Months
                                         Ended         Year      May 20,
                                  February 28,        Ended   2005(a) to
                                          2007   August 31,   August 31,
                                   (unaudited)         2006         2005
                                   -----------  -----------  -----------
Net asset value,
  beginning of period                   $13.14       $10.74       $10.00

Income From Investment
  Operations
Net investment income(b)                   .20          .36          .09(e)
Net realized and unrealized
  gain on investment and
  foreign currency transactions           2.80         2.47          .69
Net increase in net asset
  value from operations                   3.00         2.83          .78

Less: Dividends and
  Distributions
Dividends from net investment
  income                                  (.58)        (.37)        (.04)
Distributions from net realized
  gain on investment
  transactions                            (.52)        (.06)          -0-
Total distributions                      (1.10)        (.43)        (.04)
Net asset value, end of period          $15.04       $13.14       $10.74

Total Return
Total investment return based
  on net asset value(c)                  23.71%       27.18%        7.80%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $1,070,052     $832,695     $508,737
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 .05%(d)      .09%         .15%(d)
  Expenses, before
    waivers/reimbursements                 .05%(d)      .09%         .16%(d)
  Net investment income                   2.85%(d)     3.07%        3.14%(d)(e)
Portfolio turnover rate                     29%          46%           7%


See footnote summary on page 195.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 185


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                           International Value
                                    ------------------------------------
                                    Six Months
                                         Ended         Year      May 20,
                                  February 28,        Ended   2005(a) to
                                          2007   August 31,   August 31,
                                   (unaudited)         2006         2005
                                   -----------  -----------  -----------
Net asset value,
  beginning of period                  $13.84       $10.89       $10.00

Income From Investment
  Operations
Net investment income(b)                   .08          .38          .10(e)
Net realized and unrealized
  gain on investment and
  foreign currency transactions           1.74         3.04          .87
Net increase in net asset
  value from operations                   1.82         3.42          .97

Less: Dividends and Distributions
Dividends from net investment
  income                                  (.33)        (.26)        (.08)
Distributions from net realized
  gain on investment
  transactions                           (1.12)        (.21)          -0-
Total distributions                      (1.43)        (.47)        (.08)
Net asset value, end of period          $14.23       $13.84       $10.89

Total Return
Total investment return based
  on net asset value(c)                  13.69%       32.16%        9.71%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $1,200,790     $997,371     $788,432
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 .07%(d)      .10%         .15%(d)
  Expenses, before
    waivers/reimbursements                 .07%(d)      .10%         .94%(d)
  Net investment income                   1.12%(d)     3.09%        3.56%(d)(e)
Portfolio turnover rate                     13%          27%          23%


See footnote summary on page 195.


186 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                           International Growth
                                    ------------------------------------
                                    Six Months
                                         Ended         Year      May 20,
                                  February 28,        Ended   2005(a) to
                                          2007   August 31,   August 31,
                                   (unaudited)         2006         2005
                                   -----------  -----------  -----------
Net asset value,
  beginning of period                   $12.54       $10.57       $10.00

Income From Investment
  Operations
Net investment income(b)                   .05          .23          .05(e)
Net realized and unrealized
  gain on investment and
  foreign currency transactions           1.14         1.95          .54
Net increase in net asset
  value from operations                   1.19         2.18          .59

Less: Dividends and Distributions
Dividends from net investment
  income                                  (.07)        (.19)        (.02)
Distributions from net realized
  gain on investment
  transactions                            (.49)        (.02)          -0-
Total distributions                       (.56)        (.21)        (.02)
Net asset value, end of period          $13.17       $12.54       $10.57

Total Return
Total investment return based
  on net asset value(c)                   9.66%       20.88%        5.93%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $1,104,964     $886,431     $517,594
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 .07%(d)      .11%         .15%(d)
  Expenses, before
    waivers/reimbursements                 .07%(d)      .11%         .24%(d)
  Net investment income                    .74%(d)     1.96%        1.78%(d)(e)
Portfolio turnover rate                     50%         105%          19%


See footnote summary on page 195.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 187


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                            Small-Mid Cap Value
                                    ------------------------------------
                                    Six Months
                                         Ended         Year      May 20,
                                  February 28,        Ended   2005(a) to
                                          2007   August 31,   August 31,
                                   (unaudited)         2006         2005
                                   -----------  -----------  -----------
Net asset value,
  beginning of period                   $11.08       $10.65       $10.00

Income From Investment
  Operations
Net investment income(b)                   .15          .16          .04(e)
Net realized and unrealized
  gain on investment
  transactions                            1.49          .40          .63
Net increase in net asset
  value from operations                   1.64          .56          .67

Less: Dividends and Distributions
Dividends from net investment
  income                                  (.15)        (.13)        (.02)
Distributions from net realized
  gain on investment
  transactions                            (.10)          -0-          -0-
Total distributions                       (.25)        (.13)        (.02)
Net asset value, end of period          $12.47       $11.08       $10.65

Total Return
Total investment return based
  on net asset value(c)                  14.89%        5.24%        6.72%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $565,562     $444,250     $320,038
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 .05%(d)      .07%         .15%(d)
  Expenses, before
    waivers/reimbursements                 .05%(d)      .07%         .34%(d)
  Net investment income                   2.47%(d)     1.45%        1.62%(d)(e)
Portfolio turnover rate                     17%          42%           8%


See footnote summary on page 195.


188 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                            Small-Mid Cap Growth
                                    ------------------------------------
                                    Six Months
                                         Ended         Year      May 20,
                                  February 28,        Ended   2005(a) to
                                          2007   August 31,   August 31,
                                   (unaudited)         2006         2005
                                   -----------  -----------  -----------
Net asset value,
  beginning of period                   $11.84       $10.99       $10.00

Income From Investment
  Operations
Net investment income(b)                   .02          .04          .01(e)
Net realized and unrealized
  gain on investment
  transactions                            1.60          .84          .99
Net increase in net asset
  value from operations                   1.62          .88         1.00

Less: Dividends and Distributions
Dividends from net investment
  income                                  (.01)        (.03)        (.01)
Distributions from net realized
  gain on investment
  transactions                            (.23)          -0-          -0-
Total distributions                       (.24)        (.03)        (.01)
Net asset value, end of period          $13.22       $11.84       $10.99

Total Return
Total investment return based
  on net asset value(c)                  13.69%        8.00%        9.97%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $552,725     $429,431     $287,536
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 .05%(d)      .07%         .15%(d)
  Expenses, before
    waivers/reimbursements                 .05%(d)      .07%         .41%(d)
  Net investment income                    .33%(d)      .33%         .37%(d)(e)
Portfolio turnover rate                     42%          83%          21%


See footnote summary on page 195.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 189


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                 Global Value
                                       ---------------------------
                                          Six Months
                                               Ended      June 1,
                                        February 28,   2006(a) to
                                                2007   August 31,
                                         (unaudited)         2006
                                       -------------  ------------
Net asset value, beginning of period          $10.24       $10.00

Income From Investment Operations
Net investment income(b)(e)                      .08          .07
Net realized and unrealized
  gain on investment and foreign
  currency transactions                         1.12          .17
Net increase in net asset
  value from operations                         1.20          .24

Less: Dividends and Distributions
Dividends from net investment income            (.13)          -0-
Distributions from net realized
  gain on investment transactions               (.02)          -0-
Total distributions                             (.15)          -0-
Net asset value, end of period                $11.29       $10.24

Total Return
Total investment return based
  on net asset value(c)                        11.79%        2.40%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $6,673       $6,104
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements(d)                    .15%         .15%
  Expenses, before
    waivers/reimbursements(d)                   2.46%        5.11%
  Net investment income(d)(e)                   1.47%        2.95%
Portfolio turnover rate                           11%          11%


See footnote summary on page 195.


190 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS



Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                         Global Research Growth
                                       ---------------------------
                                          Six Months
                                               Ended      June 1,
                                        February 28,   2006(a) to
                                                2007   August 31,
                                         (unaudited)         2006
                                       -------------  ------------
Net asset value, beginning of period           $9.99       $10.00

Income From Investment Operations
Net investment income(b)(e)                      .05          .03
Net realized and unrealized
  gain (loss) on investment and foreign
  currency transactions                          .92         (.04)
Net increase (decrease) in net
  asset value from operations                    .97         (.01)

Less: Dividends
Dividends from net investment
  income                                        (.07)          -0-
Net asset value, end of period                $10.89        $9.99

Total Return
Total investment return based
  on net asset value(c)                         9.76%        (.10)%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                             $6,678       $6,044
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements(d)                    .15%         .15%
  Expenses, before
    waivers/reimbursements(d)                   3.09%        5.24%
  Net investment income(d)(e)                    .89%        1.38%
Portfolio turnover rate                           35%          14%


See footnote summary on page 195.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 191


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                           Short Duration Bond
                                    ------------------------------------
                                    Six Months
                                         Ended         Year      May 20,
                                  February 28,        Ended   2005(a) to
                                          2007   August 31,   August 31,
                                   (unaudited)         2006         2005
                                   -----------  -----------  -----------
Net asset value,
  beginning of period                    $9.93       $10.04       $10.00

Income From Investment
  Operations
Net investment income(b)                   .25          .47          .09(e)
Net realized and unrealized
  gain (loss) on investment
  transactions                             .03         (.14)        (.01)
Net increase in net asset
  value from operations                    .28          .33          .08

Less: Dividends
Dividends from net investment
  income                                  (.24)        (.44)        (.04)
Net asset value, end of period           $9.97        $9.93       $10.04

Total Return
Total investment return based
  on net asset value(c)                   2.86%        3.39%         .82%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                   $1,133,798     $960,111     $652,505
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 .03%(d)      .05%         .15%(d)
  Expenses, before
    waivers/reimbursements                 .03%(d)      .05%         .19%(d)
  Net investment income                   5.08%(d)     4.69%        3.88%(d)(e)
Portfolio turnover rate                     69%         185%          83%


See footnote summary on page 195.


192 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                            Intermediate Duration Bond
                                       ------------------------------------
                                       Six Months
                                            Ended         Year      May 20,
                                     February 28,        Ended   2005(a) to
                                             2007   August 31,   August 31,
                                      (unaudited)         2006         2005
                                      -----------  -----------  -----------
Net asset value,
  beginning of period                       $9.86       $10.12       $10.00

Income From Investment
  Operations
Net investment income(b)                      .24          .48          .11
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                                .11         (.28)         .08
Net increase in net asset
  value from operations                       .35          .20          .19

Less: Dividends
Dividends from net investment
  income                                     (.23)        (.46)        (.07)
Net asset value, end of period              $9.98        $9.86       $10.12

Total Return
Total investment return based
  on net asset value(c)                      3.62%        2.13%        1.95%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                      $1,339,574   $1,076,281     $807,065
Ratio to average net assets of:
  Expenses                                    .04%(d)      .06%         .10%(d)
  Net investment income                      4.99%(d)     4.89%        4.13%(d)
Portfolio turnover rate                       134%         513%         206%


See footnote summary on page 195.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 193


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                       Inflation Protected Securities
                                    ------------------------------------
                                    Six Months
                                         Ended         Year      May 20,
                                  February 28,        Ended   2005(a) to
                                          2007   August 31,   August 31,
                                   (unaudited)         2006         2005
                                   -----------  -----------  -----------
Net asset value,
  beginning of period                    $9.91       $10.01       $10.00

Income From Investment
  Operations
Net investment income(b)                   .04          .57          .09(e)
Net realized and unrealized
  gain (loss) on investment
  transactions                             .09         (.36)          -0-
Net increase in net asset
  value from operations                    .13          .21          .09

Less: Dividends and Distributions
Dividends from net investment
  income                                  (.35)        (.30)        (.08)
Distributions from net realized
  gain on investment
  transactions                              -0-        (.01)          -0-
Total distributions                       (.35)        (.31)        (.08)
Net asset value, end of period           $9.69        $9.91       $10.01

Total Return
Total investment return based
  on net asset value(c)                   1.31%        2.11%         .92%

Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $542,837     $447,210     $263,128
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 .04%(d)      .07%         .15%(d)
  Expenses, before
    waivers/reimbursements                 .04%(d)      .07%         .52%(d)
  Net investment income                    .88%(d)     5.83%        4.34%(d)(e)
Portfolio turnover rate                      8%          13%           3%


See footnote summary on page 195.


194 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period


                                                 High Yield
                                    ------------------------------------
                                    Six Months
                                         Ended         Year      May 20,
                                  February 28,        Ended   2005(a) to
                                          2007   August 31,   August 31,
                                   (unaudited)         2006         2005
                                   -----------  -----------  -----------
Net asset value,
  beginning of period                    $9.99       $10.35       $10.00
Income From Investment
  Operations
Net investment income(b)                   .39          .75          .20(e)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                             .38         (.35)         .24
Net increase in net asset
  value from operations                    .77          .40          .44
Less: Dividends and Distributions
Dividends from net investment
  income                                  (.35)        (.75)        (.09)
Distributions from net realized
  gain on investment
  transactions                              -0-        (.01)          -0-
Total distributions                       (.35)        (.76)        (.09)
Net asset value, end of period          $10.41        $9.99       $10.35
Total Return
Total investment return based
  on net asset value(c)                   7.87%        4.06%        4.38%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted)                     $405,399     $325,931     $258,236
Ratio to average net assets of:
  Expenses, net of
    waivers/reimbursements                 .07%(d)      .09%         .20%(d)
  Expenses, before
    waivers/reimbursements                 .07%(d)      .09%         .45%(d)
  Net investment income                   7.64%(d)     7.47%        7.42%(d)(e)
Portfolio turnover rate                     24%          64%          23%


(a)  Commencement of operations.

(b)  Based on average shares oustanding during the period.

(c) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)  Annualized.

(e)  Net of fees waived/reimbursed by the Adviser.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 195


TRUSTEES

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)


OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Andrew M. Aran, Vice President
Bruce K. Aronow, Vice President
Stephen Beinhacker, Vice President
Henry S. D'Auria, Vice President
Gershon Distenfeld, Vice President
Sharon E. Fay, Vice President
Marilyn G. Fedak, Vice President
Norman M. Fidel, Vice President
Eric Franco, Vice President
David (Dutch) P. Handke, Jr., Vice President
Syed J. Hasnain, Vice President
Eric Hewitt, Vice President
Shawn E. Keegan, Vice President
S. Sean Kelleher, Vice President
N. Kumar Kirpalani, Vice President
Samantha Lau, Vice President
Lipkee Lu, Vice President
James W. MacGregor, Vice President
John Mahedy, Vice President
Alison M. Martier, Vice President
Christopher W. Marx, Vice President
Teresa Marziano, Vice President
Joel J. McKoan, Vice President
James K. Pang, Vice President
Joseph G. Paul, Vice President
Douglas J. Peebles, Vice President
John D. Phillips, Vice President
Jeffrey S. Phlegar, Vice President
James G. Reilly, Vice President
Michael J. Reilly, Vice President
Paul C. Rissman, Vice President
Thomas A. Schmitt, Vice President
Jane E. Schneirov, Vice President
Kevin F. Simms, Vice President
Francis X. Suozzo, Vice President
Christopher M. Toub, Vice President
Wen-Tse Tseng, Vice President
Paul Vogel, Vice President
(Scott) Patrick Wallace, Vice President
Janet A. Walsh, Vice President
Andrew J. Weiner, Vice President
Greg J. Wilensky, Vice President
Raymond Wong, Vice President
Kewjin Yuoh, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller


196 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111


Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105


Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004


Transfer Agent

AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672


Independent Registered Public Accounting Firm

KPMG LLP
345 Park Avenue
New York, NY 10154


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The management of and investment decisions for the AllianceBernstein Global Real Estate Portfolio are made by the REIT Investment Policy Group. Mr. Joseph G. Paul and Ms. Teresa Marziano are the senior most members of the Investment Policy Group.

     The management of and investment decisions for the AllianceBernstein US Value Portfolio are made by the U.S. Value Investment Policy Group. Ms. Marilyn
G. Fedak, Mr. John Mahedy, Mr. Christopher Marx and Mr. John D. Phillips are the senior most members of the Investment Policy Group.

     The management of and investment decisions for the AllianceBernstein Small-Mid Cap Value Portfolio are made by the Small-Mid Cap Value Investment Policy Group. Mr. Joseph G. Paul, Mr. James W. MacGregor and Mr. Andrew J. Weiner are the senior most members of the Investment Policy Group.

     The management of and investment decisions for the AllianceBernstein International Value Portfolio are made by the International Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Eric Franco are the senior most members of the Investment Policy Group.

     The management of and investment decisions for the AllianceBernstein U.S. Large Cap Growth Portfolio are made by the U.S. Large Cap Growth Team. Mr. James G. Reilly, Mr. Michael J. Reilly, Mr. David (Dutch) P. Handke, Jr., Mr. Syed J. Hasnain and Mr. (Scott) Patrick Wallace are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein Small-Mid Cap Growth Portfolio are made by the Small-Mid Cap Growth Investment Team. Mr. Bruce K. Aronow, Mr. N. Kumar Kirpalani, Mr. Wen-Tse Tseng and Ms. Samantha Lau are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein International Growth Portfolio are made by the International Growth Team. Mr. Christopher M. Toub, Mr. Paul C. Rissman, Mr. Stephen Beinhacker and Mr. James
K. Pang are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein Short Duration Bond Portfolio are made by the U.S. Investment Grade: Liquid Markets/Structured Products Investment Team. Mr. Shawn E. Keegan, Mr. S. Sean Kelleher, Mr. Lipkee Lu, Mr. Jeffrey S. Phlegar and Mr. Raymond Wong are the senior most members of the team.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 197


     The management of and investment decisions for the AllianceBernstein Intermediate Duration Bond Portfolio are made by the U.S. Investment Grade:
Core Fixed Income Team. Mr. Greg J. Wilensky, Ms. Alison M. Martier, Mr. Shawn
E. Keegan and Mr. Jeffrey S. Phlegar are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein High Yield Portfolio are made by the Global Credit Investment Team. Mr. Andrew M. Aran, Mr. Gershon Distenfeld, Mr. Joel J. McKoan and Mr. Douglas J. Peebles are the senior most members of the team.

     Mr. Greg J. Wilensky, Director of Stable Value Investments, is the investment professional primarily responsible for the day-to-day management of the AllianceBernstein Inflation Protected Securities Portfolio.

     The management of and investment decisions for the AllianceBernstein Global Research Growth Portfolio are made by the Global Research Growth Portfolio Oversight Group. Mr. Norman M. Fidel, Mr. Eric Hewitt, Mr. Thomas A. Schmitt, Ms. Jane E. Schneirov, Mr. Francis X Suozzo, Mr Paul Vogel and Ms. Janet A. Walsh are the senior most members of the team.

     The management of and investment decisions for the AllianceBernstein Global Value Portfolio are made by the Global Value Investment Policy Group. Ms. Sharon E. Fay, Mr. Kevin F. Simms, Mr. Henry S. D'Auria and Mr. Eric Franco are the senior most members of the team.


198 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Information Regarding the Review and Approval of the Portfolios' Advisory Agreement

In this disclosure, the term "Trust" refers to The AllianceBernstein Pooling Portfolios and the term "Portfolio" refers to AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein Global Real Estate Investment Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, AllianceBernstein Small-Mid Cap Growth Portfolio, AllianceBernstein Short Duration Bond Portfolio, AllianceBernstein Intermediate Duration Bond Portfolio, AllianceBernstein Inflation Protected Securities Portfolio, and AllianceBernstein High-Yield Portfolio, as appropriate (each, a "Portfolio" and together, the "Portfolios." There is a single Advisory Agreement between the Trust and the Adviser that relates to the Portfolios. This disclosure does not relate to AllianceBernstein Global Research Growth Portfolio or to AllianceBernstein Global Value Portfolio.

The disinterested trustees (the "trustees") of The AllianceBernstein Pooling Portfolios, of which each Portfolio is a separate series, unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of each Portfolio at a meeting held on February 7-8, 2007.

Prior to approval of the continuance of the Advisory Agreement, the trustees requested and received and evaluated extensive materials from the Adviser. They also reviewed an independent evaluation from the Trust's Senior Officer (who is also the Trust's Independent Compliance Officer) of the reasonableness of the advisory fees in the Advisory Agreement in respect of each Portfolio (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees (zero) were reasonable.

The trustees noted that the Portfolios are designed as investment vehicles for certain AllianceBernstein institutional clients, including registered investment companies advised by the Adviser (the "Investing Funds"). The trustees further noted that the Portfolios do not pay advisory fees to the Adviser and that the Advisory Agreement does not include the reimbursement provision for certain administrative expenses included in the advisory agreements of most of the open-end AllianceBernstein Funds. However, the Trust acknowledges in the Advisory Agreement that the Adviser will receive compensation for its services to the Portfolios from third parties (e.g., the Investing Funds who are shareholders of the Portfolios). The trustees noted that the current Investing Funds in the Portfolios are the three non-tax-managed Wealth Strategies of The AllianceBernstein Portfolios, the U.S. Large Cap Portfolio and the ten Retirement Strategies Portfolios of AllianceBernstein Blended Style Series, Inc. and certain assets of the Rhode Island Higher Education Savings Trust


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 199


("RIHEST"). The trustees noted that the Investing Funds pay the Adviser fees pursuant to their advisory agreements (in the case of the registered investment companies) or program agreement (in the case of RIHEST) with the Adviser.

The trustees noted that the Senior Officer's evaluation considered the following factors in respect of each Portfolio: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Portfolio grows larger; and nature and quality of the Adviser's services including the performance of the Portfolio.

The trustees reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the legal standards for their consideration. The trustees also discussed the proposed continuances in two private sessions with counsel and the Trust's Independent Compliance Officer.

The trustees also considered their knowledge of the nature and quality of the services provided by the Adviser to the Portfolios gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience, the Adviser's initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Portfolios and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage each Portfolio, and the overall arrangements between each Portfolio and the Adviser as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees' determination included the following:


200 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Nature, Extent and Quality of Services Provided

The trustees noted that the Advisory Agreement differed from the advisory agreements for most of the AllianceBernstein Funds in several respects. First, it does not provide for the payment to the Adviser of any fee for its services. Second, it does not contain the provision requiring the Trust to reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided to each Portfolio at the Trust's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the trustees on a quarterly basis for most of the open-end AllianceBernstein Funds and (to the extent requested and paid) result in a higher rate of total compensation from the AllianceBernstein Funds to the Adviser than the fee rates stated in the AllianceBernstein Funds' advisory agreements.

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement. The trustees considered the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Portfolios. They also noted the professional experience and qualifications of a Portfolio's portfolio management team and other senior personnel of the Adviser. The quality of administrative and other services, including the Adviser's role in coordinating the activities of each Portfolio's other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to each of the Portfolios under the Advisory Agreement.


Costs of Services Provided and Profitability

The trustees did not consider historical information about the profitability of the Portfolios to the Adviser as the Portfolios did not commence operations until mid-2005. The 2005 profitability information for the AllianceBernstein Funds did not attribute profitability for the Portfolios, which pay no advisory fee to the Adviser, do not reimburse expenses to the Adviser, and were in operation for only a portion of 2005. The trustees noted, however, that they did review profitability information for the Investing Funds that are registered investment companies and had been satisfied that such profitability was not excessive. The trustees noted that the Adviser agreed to address profitability of the Portfolios in 2006 in connection with the annual continuance of the Advisory Agreement in respect of the Portfolios later in 2007. The trustees also considered that the Adviser bears certain costs in order to provide services to each Portfolio.


Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from brokers and dealers that execute purchases and sales of equity securities on behalf of its clients on an agency basis. They noted that the Adviser makes annual presentations to the trustees regarding its trading practices and brokerage allocation policies,



ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 201


including its policies with respect to soft dollar arrangements. The trustees noted that the Adviser had represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements, including the achievement of best execution. The trustees noted that since the fixed-income Portfolios do not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the fixed-income Portfolios. The trustees also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser, receives 12b-1 fees from Investing Funds that are registered investment companies in respect of classes of shares of the Investing Funds that are subject to 12b-1 plans and retains a portion of such 12b-1 fees, and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares of Investing Funds that are registered investment companies. The trustees also noted that certain affiliates of the Adviser distribute shares of Investing Funds that are registered investment companies and receive compensation in that connection. The trustees noted that while the Adviser's affiliated transfer agent does not receive fees for providing services to the Portfolios (although it may be reimbursed for its out-of-pocket expenses), such affiliated transfer agent receives fees for providing services to the Investing Funds. The trustees noted that the Adviser is party to a program agreement with RIHEST and receives program fees for its advisory, distribution, recordkeeping and other services provided by it and its subsidiaries in connection with the CollegeBoundfund program, including its services in respect of the Portfolios. The trustees noted that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the equity Portfolios subject to satisfaction of certain requirements and receive brokerage commissions from the equity Portfolios and liquidity rebates from electronic communication networks in connection with certain of such transactions. The trustees recognized that the Adviser's future profitability would be somewhat lower without these benefits. As discussed in more detail below, the trustees also noted that the Adviser is compensated by the Investing Funds for providing advisory services to them. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Portfolios. The trustees concluded that the fall-out benefits realized by the Adviser from its relationship with each Portfolio were appropriate.


Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for each Portfolio at each regular Board meeting during the year. The trustees reviewed information provided by the Senior Officer based on information obtained from Lipper that showed the 1-year and since inception gross performance returns and rankings of each Portfolio for the period ended November 30, 2006 as compared to a group of funds with similar investment objectives selected by Lipper (the "Performance Group"), and to a universe of funds consisting of a broader array of funds selected by Lipper (the "Performance Universe"). The trustees also considered information provided by the Senior


202 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Officer based on information obtained from the Adviser that showed the 1-year and since inception performance returns of the Portfolios as compared to securities indices.


Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by each Portfolio to the Adviser (zero) and information provided by the Senior Officer based on information obtained from Lipper and the Adviser showing the actual advisory fees paid to the Adviser by other investment companies with a similar investment style as the Portfolios that are managed by the Adviser and those paid by other funds in the same Lipper category as the Portfolios. The trustees also reviewed certain information showing the fees paid to the Adviser by the Investing Funds.

The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The trustees noted that because each Portfolio is designed as a vehicle in which the Investing Funds can invest their assets, the fee arrangements in the Advisory Agreement are unusual in that no advisory fee is payable by the Portfolios. However, the trustees noted that the Adviser is indirectly compensated for its services to the Portfolios by the Investing Funds. The trustees noted that the Trust acknowledges in its Advisory Agreement that the Adviser and its affiliates expect to receive compensation from the Adviser's clients that become shareholders of the Trust in connection with services provided under the Agreement. The Investing Funds pay the Adviser advisory fees pursuant to advisory agreements with the Adviser (program agreement in the case of RIHEST).

The trustees noted that a portion of the fees paid by the Investing Funds to the Adviser may reasonably be viewed as compensating the Adviser for advisory services it provides to each Portfolio (the "implied fee") and that the Adviser had represented to the Securities and Exchange Commission Staff and to the Trust's former counsel that the implied fee rate is the same for all the institutional investors in the Portfolios (e.g., the Investing Funds). The trustees also noted that the Adviser had undertaken to work with the trustees to develop procedures to enable the trustees to monitor the implied fee rate and had made certain observations in that regard.

In considering the advisory fees paid to the Adviser by the Investing Funds in respect of each Portfolio, the trustees took into account the complexity of investment management for the Portfolios relative to other types of funds. The trustees evaluated the process of investing in each of the Portfolios as compared to investments in other types of securities. The trustees concluded that the advisory fees payable by the Investing Funds are not unreasonable if payable by the Portfolios.

The trustees concluded that the fees payable to the Adviser by the Investing Funds were fair and reasonable, given the scope and quality of the services ren-


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 203


dered by the Adviser, and the special fee structure of funds designed for use as underlying funds in "funds of funds". The trustees noted that the fees payable by Investing Funds that are registered investment companies are subject to review and approval by them in their capacity as trustees of such Investing Funds.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Portfolios. For this purpose, the trustees reviewed the Adviser's Form ADV and a chart prepared by the Adviser disclosing the institutional fee schedules for institutional products managed by it that have a substantially similar investment style as the Portfolios. The trustees noted that application of such fee schedules to the level of assets of a Portfolio pursuing a substantially similar investment style would result in a fee rate that would be higher than the rate paid by each Portfolio pursuant to the Advisory Agreement (zero). The trustees noted that the Adviser may, in some cases, negotiate fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such negotiated arrangements.

The trustees also reviewed information that indicated that in the case of AllianceBernstein U.S. Value Portfolio, AllianceBernstein U.S. Large Cap Growth Portfolio, AllianceBernstein International Value Portfolio, AllianceBernstein Small-Mid Cap Value Portfolio, and AllianceBernstein Small-Mid Cap Growth Portfolio, the Adviser sub-advises registered investment companies that have a similar investment style as the corresponding Portfolio at a higher fee schedule than the corresponding Portfolio.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides the Portfolios relative to institutional clients and sub-advised funds and to mutual funds. The Adviser also noted that since mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the trustees did not place significant weight on these fee comparisons.

The trustees also considered information provided by the Trust's Senior Officer based on information provided by Lipper showing the total non-advisory expense ratio of each Portfolio compared to the non-advisory expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. In light of the zero advisory fee payable by each Portfolio, the Senior Officer concluded that comparative information about non-advisory expenses would be more useful than information about total expenses. Lipper describes an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the fund's investment classification/objective. Because of the small number of fund's in the Lipper category for each of AllianceBernstein International Value Portfolio, AllianceBernstein International Growth Portfolio and AllianceBernstein


204 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Inflation Protected Securities Portfolio, at the request of the Adviser and the Trust's Senior Officer, Lipper had expanded each such Portfolio's Expense Group to include peers that have a similar (but not the same) Lipper investment classification/objective. The Expense Universes for these Portfolios were also expanded by Lipper pursuant to Lipper's standard guidelines but not at the request of the Adviser or the Senior Officer. The non-advisory expense ratio of each Portfolio was based on the Portfolio's latest fiscal year non-advisory expense ratio. The trustees noted that although voluntary expense caps were in place for each Portfolio's fiscal year ended August 31, 2006 (other than AllianceBernstein U.S. Large Cap Growth Portfolio and AllianceBernstein U.S. Value Portfolio), none of the Portfolios operated above the expense caps and that the caps are no longer in effect. The trustees recognized that the non-advisory expense ratio information for the Portfolios potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Portfolios by others. The trustees took note that it was likely that the non-advisory expense ratios of some funds in each Portfolio's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The following factors specific to individual Portfolios also were noted and considered by the trustees in deciding to approve continuance of the Advisory Agreement. In reviewing the comparative performance information the trustees noted that the Portfolios had a performance advantage in that the performance of virtually all of the Portfolios' competitors was negatively affected by the fact they pay advisory fees whereas performance information for the Portfolios reflects their advisory fee of zero.


AllianceBernstein U.S. Value Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 15 funds and as compared to a Performance Universe of 157 to 148 funds (depending on the period), and as compared to the Russell 1000 Value Index (the "Index"). The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 2nd quintile in the 1-year period and 3rd quintile in the since inception period. The comparative information showed that the Portfolio underperformed the Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio's relative performance over time had been satisfactory.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was slightly lower than the Expense Group median and significantly lower than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 205


AllianceBernstein U.S. Large Cap Growth Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 17 to 16 funds (depending on the period) and as compared to a Performance Universe of 250 to 237 funds (depending on the period), and as compared to the Russell 1000 Growth Index (the "Index"). The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year period and 2nd quintile in the since inception period. The comparative information showed that the Portfolio underperformed the Index in the 1-year period and outperformed the Index in the since inception period. Based on their review and their discussion of the reasons for the Portfolio's recent underperformance with the Adviser, the trustees retained confidence in the Adviser's ability to advise the Portfolio and concluded that the Portfolio's investment performance was understandable. The trustees informed the Adviser that they planned to closely monitor the Portfolio's performance.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was slightly higher than the Expense Group median and significantly lower than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


AllianceBernstein Global Real Estate Investment Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 13 funds and as compared to a Performance Universe of 77 to 72 funds (depending on the period), and as compared to the Financial Times Stock Exchange National Association of Real Estate Investment Trusts Equity Index (the "Index"). The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in the 1-year period and 4th quintile in the since inception period. The comparative information showed that the Portfolio underperformed the Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio's relative performance over time had been satisfactory.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was significantly higher than the Expense Group median and significantly lower than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


AllianceBernstein International Value Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 10 to 9 funds (depending on the period) and as compared to a Performance Universe of 50 to


206 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


47 funds (depending on the period), and as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Value Index (the "Index"). The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 1st quintile in the 1-year and since inception periods. The comparative information showed that the Portfolio outperformed the Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio's relative performance over time had been satisfactory.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was slightly higher than the Expense Group median and significantly lower than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


AllianceBernstein International Growth Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 5 funds and as compared to a Performance Universe of 19 funds, and as compared to the Morgan Stanley Capital International Europe, Australasia and Far East Growth Index (the "Index"). The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year and since inception periods. The comparative information showed that the Portfolio underperformed the Index in both periods reviewed. Based on their review and their discussion with the portfolio managers of the Portfolio, the trustees concluded that the Portfolio's relative performance over time was understandable.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was significantly higher than the Expense Group median and materially lower than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


AllianceBernstein Small-Mid Cap Value Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 17 to 15 funds (depending on the period) and as compared to a Performance Universe of 112 to 101 funds (depending on the period), and as compared to the Russell 2500 Value Index (the "Index") for periods ended November 30, 2006 for the 1-year and since inception periods. The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year and since inception periods. The comparative information showed that the Portfolio underperformed the Index in both periods reviewed. Based on their review and their recent discussions with the portfolio managers of the


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 207


Portfolio, the trustees concluded that the Portfolio's relative performance over time was understandable.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was slightly lower than the Expense Group median and somewhat lower than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


AllianceBernstein Small-Mid Cap Growth Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 19 to 18 funds (depending on the period) and as compared to a Performance Universe of 203 to 182 funds (depending on the period), and as compared to the Russell 2500 Growth Index (the "Index"). The trustees noted that in the Performance Group comparison the Portfolio was in the 3rd quintile in the 1-year period and 2nd quintile in the since inception period and in the Performance Universe comparison the Portfolio was in the 3rd quintile in the 1-year period and 1st quintile in the since inception period. The comparative information showed that the Portfolio underperformed the Index in the 1-year period and outperformed the Index in the since inception period. Based on their review, the trustees concluded that the Portfolio's relative performance over time had been satisfactory.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was materially lower than the Expense Group and Expense Universe medians. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


AllianceBernstein Short Duration Bond Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 14 funds and as compared to a Performance Universe of 95 to 94 funds (depending on the period), and as compared to the Merrill Lynch 1-3 Year Treasury Index (the "Index"). The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 4th quintile in the 1-year and since inception periods. The comparative information showed that the Portfolio outperformed the Index in both periods reviewed. Based on their review, the trustees concluded that the Portfolio's relative performance over time had been satisfactory.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was slightly lower than the Expense Group median and significantly lower than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


208 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


AllianceBernstein Intermediate Duration Bond Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 18 funds and as compared to a Performance Universe of 193 to 181 funds (depending on the period), and as compared to the Lehman Brothers Aggregate Bond Index (the "Index"). The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 5th quintile in the 1-year period and 4th quintile in the since inception period. The comparative information showed that the Portfolio underperformed the Index in the 1-year period and outperformed the Index in the since inception period. Based on their review and their recent discussions with the portfolio managers of the Portfolio, the trustees concluded that the Portfolio's relative performance over time had been understandable.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was significantly higher than the Expense Group median and somewhat lower than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was acceptable.


AllianceBernstein Inflation Protected Securities Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 10 funds and as compared to a Performance Universe of 48 to 44 funds (depending on the period), and as compared to the Lehman 1-10 Year TIPS Index (the "Index"). The trustees noted that in the Performance Group comparison the Portfolio was in the 5th quintile in the 1-year period and 4th quintile in the since inception period and in the Performance Universe comparison the Portfolio was in the 5th quintile in the 1-year period and 3rd quintile in the since inception period. The comparative information showed that the Portfolio underperformed the Index in the 1-year period and outperformed the Index in the since inception period. Based on their review and their recent discussions with the portfolio manager of the Portfolio, the trustees concluded that the Portfolio's relative performance over time was understandable.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was slightly lower than the Expense Group median and the same as the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was satisfactory.


AllianceBernstein High-Yield Portfolio

Investment Performance. The trustees reviewed information showing performance of the Portfolio as compared to a Performance Group of 17 funds and as compared to a Performance Universe of 138 to 128 funds (depending on the


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 209


period), and as compared to the Lehman Brothers High Yield Index (2% constrained) (the "Index"). The trustees noted that in the Performance Group and Performance Universe comparisons the Portfolio was in the 4th quintile in the 1-year period and 5th quintile in the since inception period. The comparative information showed that the Portfolio underperformed the Index in both periods reviewed. Based on their review and their discussions of the reasons for the Portfolio's recent underperformance with the portfolio managers and representatives of the Adviser, the trustees retained confidence in the Adviser's ability to advise the Portfolio and concluded that the Portfolio's investment performance was understandable. The trustees informed the Adviser that they planned to closely monitor the Portfolio's performance.

Total Non-Advisory Expenses. The information reviewed by the trustees showed that the Portfolio's total non-advisory expense ratio was slightly higher than the Expense Group median and significantly higher than the Expense Universe median. The trustees concluded that the Portfolio's non-advisory expense ratio was acceptable.


Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Portfolios, the trustees did not consider the extent to which fee levels in the Advisory Agreement reflect economies of scale. They did note, however, that the fee schedules for the Investing Funds that are registered investment companies incorporate breakpoints.


210 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


The Following Senior Officer's Fee Summaries Are Not Part Of The Shareholder Report Or The Financial Statements

SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Pooling Portfolios (the "Trust") in respect of AllianceBernstein Global Research Growth Portfolio and AllianceBernstein Global Value Portfolio (each a "Portfolio" and collectively the "Portfolios"), prepared by Philip L. Kirstein, the Trust's Senior Officer, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General.(2) It should be noted that both of these Portfolios have not yet commenced operations. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed by the Adviser which was provided to the trustees in connection with their review of the proposed initial approvals of the investment advisory agreement as applicable to the Portfolios.

The Trust is designed to facilitate a "blended style" investment approach, which represents a variety of asset classes and investment styles.(3) The Trust is available for investment only to institutional clients of the Adviser, including both registered investment companies and large managed separate accounts.

The Portfolios will not pay a fee to the Adviser or its affiliates for advisory, transfer agency and distribution related services. The Adviser and its affiliates, including the transfer agent and principal underwriter of the Trust, will be indirectly compensated for their services to the Portfolios by the fees that they will receive for their services rendered to the investment companies and certain other large institutional accounts that invest in the Portfolios.


(1) It should be noted that the information in the fee summary was completed on April 24, 2006 and presented to the Board of Trustees on May 2, 2006 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser.

(2)  Future references to the Portfolios do not include "AllianceBernstein."

(3) The other Pooling Portfolios that are not discussed in this evaluation are U.S. Value Portfolio, U.S. Large Cap Growth Portfolio, Global Real Estate Investment Portfolio, International Value Portfolio, International Growth Portfolio, Small-Mid Cap Value Portfolio, Small-Mid Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High-Yield Portfolio.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 211


The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services;

     2. Management fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5. Possible economies of scale as the Portfolios grow larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolios.


ADVISORY FEES AND EXPENSE CAPS & RATIOS

The Portfolios will not pay a fee to the Adviser for advisory services. However, the Adviser will be indirectly compensated for its services to the Portfolios by institutional clients (initially, a series of AllianceBernstein Blended Style Series, Inc.) that invest in the Portfolios. The Adviser expects that establishing the components of this service as Pooling Portfolios will enable the Adviser to make the service more widely available to other institutional investors. Set forth below is the proposed advisory fee schedule of the series of AllianceBernstein Blended Style Series, Inc. that will initially invest in the Portfolios:

                                            Advisory Fee Based on % of
Fund                                         Average Daily Net Assets
-------------------------------------------------------------------------------
AllianceBernstein Blended
  Style Series, Inc.-                 First $2.5 billion               0.75%
Global Blend Portfolio                Next $2.5 billion                0.65%
                                      Excess of $5 billion             0.60%

The Adviser has agreed to reimburse the Portfolios, if the Portfolios' total operating expense ratios exceed the expense caps set forth below for the Portfolios. The waiver extends until August 31, 2007 and will automatically extend for additional one-year terms unless terminated by the Adviser upon at least 60 days written notice prior to the termination date of the undertaking.

Portfolio                                                     Expense Cap
-------------------------------------------------------------------------------
Global Research Growth Portfolio                                  0.15%
Global Value Portfolio                                            0.15%


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment


212 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services that will be provided by the Adviser to the Portfolios that are not provided to non-investment company clients will include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Trust's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolios will be more costly than those for institutional assets due to the greater complexities and time required for investment companies. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts that have substantially similar investment styles as the Portfolios. In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to the Portfolios.

                       Assumed
                       Initial      AllianceBernstein (AB )        Effective
                      Net Assets     Institutional (Inst.)          AB Inst.
Portfolio               ($MIL)          Fee Schedule                Adv. Fee
-------------------------------------------------------------------------------
Global Research          $50.0      Global Research                   0.700%
Growth Portfolio                    Growth Schedule
                                    80 bp on 1st $25 m
                                    60 bp on next $25 m
                                    50 bp on next $50 m
                                    40 bp on the balance
                                    Minimum account size $50 m
Global Value
  Portfolio              $50.0      Global Value                       0.700%
                                    80 bp on 1st $25 million
                                    60 bp on next $25 million
                                    50 bp on next $50 million
                                    40 bp on the balance
                                    Minimum account size: $25 m


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 213


The Adviser also manages the AllianceBernstein Mutual Funds. Certain of the AllianceBernstein Mutual Funds have substantially similar investment styles as the Portfolios and their fee schedules are as follows:

                           AllianceBernstein
Portfolio                     Mutual Fund                      Fee
-------------------------------------------------------------------------------
Global Research Growth   AllianceBernstein          0.75% on first $2.5 billion
Portfolio                Global Research            0.65% on next $2.5 billion
                         Growth Fund, Inc.          0.60% on the balance
Global Value Portfolio   AllianceBernstein Trust-   0.75% on first $2.5 billion
                         Global Value Fund          0.65% on next $2.5 billion
                                                    0.60% on the balance

The AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), which is managed by the Adviser and is available through variable annuity and variable life contracts offered by other financial institutions, offers investors the option to invest in a portfolio that has a substantially similar investment style as the Global Research Growth Portfolio. The following table shows the fee schedule of such AVPS portfolio:

Portfolio                   AVPS Portfolio             Fee Schedule
-------------------------------------------------------------------------------
Global Research Growth   Global Research Growth   0.75% on first $2.5 billion
Portfolio                                         0.65% on next $2.5 billion
                                                  0.60% on the balance

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following "all-in" fees for Global Value and Global Growth, which have somewhat similar investment strategies as the Portfolios:

Fund                                                    Fee(4)
-------------------------------------------------------------------------------
Global Value                                            1.50%
Global Growth                                           1.70%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Portfolios.


(4) The "all-in" fees shown are for the Class A shares of Global Value and Global Growth. Each fund's "all-in" fee includes a fee for investment advisory services and a separate fee for distribution related services.


214 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

As previously mentioned, the Adviser will not be directly paid an advisory fee by the Portfolios. However, the Adviser will be compensated for its services by investment companies and other large institutional accounts advised by the Adviser that invest in the Portfolios.(5)

Lipper, Inc. ("Lipper"), an analytical service that is not affiliated with the Adviser analyzed the total expense ratios of the Portfolios in comparison to the Portfolios' Lipper Expense Groups(6) and Lipper Expense Universes.(7) Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Portfolio. The result of that analysis is set forth below:

                    Expense    Lipper      Lipper    Lipper      Lipper
                     Ratio      Group       Group   Universe    Universe
Portfolio             (%)     Median (%)    Rank    Median (%)    Rank
--------------------------------------------------------------------------
Global Research
  Growth
  Portfolio(8)       0.150       0.298       2/12     0.195      65/169
Global Value
  Portfolio(8)       0.150       0.226       3/14     0.112      67/125


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

See discussion below in Section IV.


(5) However, it would be worth noting the Lipper advisory fee comparisons of similar funds, such as AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust - Global Value Fund, which the Adviser manages and charges an advisory fee levied in the "normal" manner. See the Summary of Senior Officer's Evaluation of Investment Advisory Agreement for these AllianceBernstein Mutual Funds.

(6) Lipper uses the following criteria in screening funds to be included in each Portfolio's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(7) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(8) Since the Portfolio does not charge an advisory fee, the Portfolio's anticipated total expense ratio is compared to the non-management fee ratio, which excludes management fees, 12b-1 fees and non 12b-1 service fees, of other peers that charge an advisory fee of the Lipper Expense Group.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 215


IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

Since the Portfolios have not yet commenced operations, there is no information regarding the Adviser's profitability for the services that the Adviser will provide to the Portfolios. It should be noted that a consultant was retained by the Senior Officer to work with the Adviser's personnel to align the Adviser's two profitability reporting systems. The alignment, which now has been completed, will allow the Adviser's management and the Trustees to receive consistent presentations of financial results and profitability although the two profitability reporting systems operate independently. Since the Portfolios will not be charged a fee for advisory, transfer agency and distribution related services, no direct profit will be earned by the Advisor and its affiliates for these services.

The Adviser will profit indirectly from the Portfolios through the fees that it will receive from the institutional clients that invest in the Portfolios. Indirect profits include profits from managing the assets of institutional clients and the provision by affiliates of transfer agency and distribution related services.

The Adviser will profit directly from commissions generated from any brokerage transaction effected by the Portfolios through the Adviser's affiliates, Sanford C. Bernstein & Co., LLC ("SCB & Co.") and Sanford C. Bernstein Limited ("SCB Ltd.") in the U.K., collectively "SCB." The Adviser represented that SCB's profitability from business conducted with the Portfolios will be comparable to the profitability of SCB's dealings with other comparable third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, which will include the Portfolios. These credits and charges are not being passed on to any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Portfolios and other clients. These soft dollar benefits reduce the Adviser's cost of doing business and increase its profitability.


V. POSSIBLE ECONOMIES OF SCALE

Although the Portfolios will not be charged an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that the breakpoints in the fee schedules of the institutional clients of the Adviser that are invested in the Portfolios reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful


216 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Trustees and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent a fund's assets exceeds its initial breakpoint its shareholders benefit from a lower fee rate.


VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $617 billion as of March 31, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Portfolios.

Since there is no historical performance information for the Portfolios it is worth considering the performance information of funds managed by the Adviser that have substantially similar investment styles as the Portfolios. The following table shows the 1 and 3 year performance rankings of AllianceBernstein Global Research Growth Fund, Inc. and AllianceBernstein Trust
- Global Value Fund, whose investment styles are substantially similar to the Portfolios, relative to these fund's Lipper Performance Groups and Lipper Performance Universes for the periods ended December 31, 2005.(9)

AllianceBernstein Global
Research Growth Fund, Inc.                    Group                  Universe
-------------------------------------------------------------------------------
1 year                                         1/4                     3/12
3 year                                         1/4                     1/10

AllianceBernstein Trust-
Global Value Fund                             Group                  Universe
-------------------------------------------------------------------------------
1 year                                         2/4                     5/11
3 year                                         2/4                      4/9


(9) The performance rankings are for the Class A shares of the AllianceBernstein Mutual Funds.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 217


Set forth below are the 1, 3 year and since inception performance returns of the two funds managed by the Adviser that have substantially similar investment styles as the Portfolios for the periods ending December 31, 2005:(10)

                                        Periods Ending December 31, 2005
                                             Annualized Performance
-------------------------------------------------------------------------------
                                         1             3            Since
Fund                                    Year          Year        Inception
-------------------------------------------------------------------------------
AllianceBernstein Global Research
Growth Fund, Inc.                      15.82         20.41           16.90
MSCI World Index (Net)                  9.49         18.69           14.84
MSCI World Growth (Net)                 9.41         15.83           12.65

AllianceBernstein Trust-
Global Value Fund                      14.57         22.26            9.25
MSCI World Index (Net)                  9.49         18.69            5.30


CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of each Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: June 7, 2006


(10) The performance returns for the Class A shares of the AllianceBernstein Mutual Funds were provided by the Adviser.


218 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


The Following Senior Officer's Fee Summaries Are Not Part Of The Shareholder Report Or The Financial Statements


SUMMARY OF SENIOR OFFICER'S EVALUATION OF INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the "Adviser") and AllianceBernstein Pooling Portfolios (the "Trust" or the "Pooling Portfolios") in respect of the following Portfolios:(2)

- U.S. Value Portfolio
- U.S. Large Cap Growth Portfolio
- Global Real Estate Investment Portfolio
- International Value Portfolio
- International Growth Portfolio
- Small-Mid Cap Value Portfolio
- Small-Mid Cap Growth Portfolio
- Short Duration Bond Portfolio
- Intermediate Duration Portfolio
- Inflation Protected Securities Portfolio
- High Yield Portfolio

The Trust, which is designed to facilitate a "blended style" investment approach, represents a variety of asset classes and investment styles, and is available for investment only to institutional clients of the Adviser, including both registered investment companies and institutional accounts.

This summary of the evaluation was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the "NYAG"). The Senior Officer's evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Trust to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolios which was provided to the Trustees in connection with their

(1) It should be noted that the information in the fee summary was completed on January 23, 2007 and presented to the Board of Trustees on February 6-8, 2007. This "stub" approval was necessary to align the contract renewal calendar of AllianceBernstein Pooling Portfolios with that of other funds of the same asset classes managed by the Adviser.

(2) Future references to the Portfolios do not include "AllianceBernstein." The two Portfolios of the Trust that are not discussed in this evaluation are Global Research Growth Portfolio and Global Value Portfolio.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 219


review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer's evaluation considered the following factors:

     1. Advisory fees charged to institutional and other clients of the Adviser for like services;

     2. Advisory fees charged by other mutual fund companies for like services;

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreements, excluding any intra-corporate profit;

     4. Profit margins of the Adviser and its affiliates from supplying such services;

     5. Possible economies of scale as the Portfolios grow larger; and

     6. Nature and quality of the Adviser's services including the performance of the Portfolios.


PORTFOLIO ADVISORY FEES & EXPENSE RATIOS

Under the Investment Advisory Agreement, the Portfolios are not charged an advisory fee. The investment advisory contract also does not provide for the Adviser to be reimbursed for the cost of providing non-advisory services, which would include administration, distribution and transfer agent related services, although the transfer agent of the Portfolios is reimbursed for out of pocket expenses. The Adviser is compensated by institutional clients of the Adviser (the "Institutional Clients") that invest in the Pooling Portfolios. These clients include the AllianceBernstein Blended Style Series, Inc.--AllianceBernstein Retirement Strategies ("Retirement Strategies")(3), certain series of The AllianceBernstein Portfolios--AllianceBernstein Wealth Strategies ("Wealth Strategies")(4), AllianceBernstein Blended Style Series, Inc.--U.S. Large Cap Portfolio ("U.S. Large Cap Portfolio") and the Rhode Island Higher Education Savings Trust (referred to herein as "CollegeBoundfund"). Set forth below are the advisory fee schedules of the Institutional Clients that invests in the Pooling Portfolios.


(3) Includes AllianceBernstein 2000 Retirement Strategy, AllianceBernstein 2005 Retirement Strategy, AllianceBernstein 2010 Retirement Strategy, AllianceBernstein 2015 Retirement Strategy, AllianceBernstein 2020 Retirement Strategy, AllianceBernstein 2025 Retirement Strategy, AllianceBernstein 2030 Retirement Strategy, AllianceBernstein 2035 Retirement Strategy, AllianceBernstein 2040 Retirement Strategy and AllianceBernstein 2045 Retirement Strategy. Future references to the Retirement Strategies do not include "AllianceBernstein."

(4) Includes AllianceBernstein Balanced Wealth Strategy, AllianceBernstein Wealth Appreciation Strategy, AllianceBernstein Wealth Preservation Strategy. Future references to the Wealth Strategies do not include "AllianceBernstein."



220 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


AllianceBernstein Blended Style Series, Inc.--AllianceBernstein Retirement Strategies

Each of the Retirement Strategies pays an advisory fee correlated to the percentage of equity investments held by the Retirement Strategy. This fee is discounted by a certain percentage depending on the asset level of the Retirement Strategy as indicated below:

% Invested in Equity Investments                              Advisory Fee
-------------------------------------------------------------------------------
Equal to or less than 60%                                         0.55%
Greater than 60% and less than 80%                                0.60%
Equal to or greater than 80%                                      0.65%

Net Asset Level                                                  Discount
-------------------------------------------------------------------------------
Assets equal to or less than $2.5 billion                          n/a
Assets greater than $2.5 billion and less than $5 billion    10 basis points
Assets greater than $5 billion                               15 basis points

For example, a Retirement Strategy that invests less than 60% of its net assets in equities will pay 0.55% for its first $2.5 billion in net assets, 0.45% for its net assets greater than $2.5 billion and equal to or less than $5 billion and 0.40% for its net assets in excess of $5 billion. The advisory fee that is currently charged by the Adviser for each Retirement Strategy's first $2.5 billion in net assets based on the aforesaid fee schedule is as follows:

                                                     Advisory Fee Based on % of
Retirement Strategy                                   Average Daily Net Assets
-------------------------------------------------------------------------------
2000 Retirement Strategy                                          0.55%
2005 Retirement Strategy                                          0.55%
2010 Retirement Strategy                                          0.60%
2015 Retirement Strategy                                          0.60%
2020 Retirement Strategy                                          0.65%
2025 Retirement Strategy                                          0.65%
2030 Retirement Strategy                                          0.65%
2035 Retirement Strategy                                          0.65%
2040 Retirement Strategy                                          0.65%
2045 Retirement Strategy                                          0.65%

AllianceBernstein Blended Style Series, Inc.--U.S. Large Cap Portfolio, The AllianceBernstein Portfolios--AllianceBernstein Wealth Strategies

U.S. Large Cap Portfolio and the Wealth Strategies are charged by the Adviser an advisory fee based on a percentage of each fund's average daily net assets:

                                                 Advisory Fee Based on % of
Fund                                              Average Daily Net Assets
-------------------------------------------------------------------------------
U.S. Large Cap Portfolio                   First $2.5 billion              0.65%
                                           Next $2.5 billion               0.55%
                                           Excess of $5 billion            0.50%


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 221


                                        Advisory Fee Based on % of
Fund                                     Average Daily Net Assets
-------------------------------------------------------------------------
Wealth Appreciation Strategy     First $2.5 billion               0.65%
                                 Next $2.5 billion                0.55%
                                 Excess of $5 billion             0.50%
Balanced Wealth Strategy         First $2.5 billion               0.55%
                                 Next $2.5 billion                0.45%
                                 Excess of $5 billion             0.40%
Wealth Preservation Strategy     First $2.5 billion               0.55%
                                 Next $2.5 billion                0.45%
                                 Excess of $5 billion             0.40%


CollegeBoundfund

The Adviser serves as the program manager of the CollegeBoundfund, a 529 college-savings plan. Services provided by the Adviser as program manager for CollegeBoundfund include managing the assets of each Education Strategy of the plan that may invest in a combination of the Pooling Portfolios (the "Underlying Portfolios"), performing administrative related functions, servicing shareholder accounts, providing customer service to participants, maintaining the program and developing/updating a website where participants can access their personal accounts. As program manager, the Adviser is paid a program management fee equal to the total expense ratio (fixed) of each Education Strategy minus the weighted average of the expenses of the Underlying Portfolios in which the Strategy is invested. The weighted average of the expenses of the Underlying Portfolios may fluctuate over time, resulting in the increase or decrease of the program management fee since the total expense ratio is constant. Set forth below is a table showing the total expense ratios of the Education Strategies as of November 30, 2006.

                                                             Total Expense
Portfolios                                                      Ratio(5)
-------------------------------------------------------------------------------
Age-Based Education Strategies
Age-Based Aggressive 2005-2007                                    0.94%
Age-Based Aggressive 2002-2004                                    0.94%
Age-Based Aggressive 1999-2001                                    0.90%
Age-Based Aggressive 1996-1998                                    0.86%
Age-Based Aggressive 1993-1995                                    0.82%
Age-Based Aggressive 1990-1992                                    0.78%
Age-Based Aggressive 1987-1989                                    0.74%
Age-Based Aggressive 1984-1986                                    0.74%
Age-Based Aggressive Pre-1984                                     0.74%


(5) The total expense ratios do not include an annual distribution fee of 0.25% payable to AllianceBernstein Investments, Inc., the program distributor and an affiliate of the Adviser, which is applied only to certain accounts that are established with the involvement of a financial adviser ("FA"). This charge is to fund compensation payable in the same amount by ABI to the FA for the FA's services after such account is open at least one year.


222 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


                                                            Total Expense
Portfolios                                                      Ratio(5)
-------------------------------------------------------------------------------
Age-Based 2005-2007                                               0.92%
Age-Based 2002-2004                                               0.88%
Age-Based 1999-2001                                               0.84%
Age-Based 1996-1998                                               0.80%
Age-Based 1993-1995                                               0.78%
Age-Based 1990-1992                                               0.76%
Age-Based 1987-1989                                               0.72%
Age-Based 1984-1986                                               0.72%
Age-Based Pre-1984                                                0.72%

Fixed Based Education Strategies
Appreciation                                                      0.94%
Balanced                                                          0.80%
Preservation                                                      0.72%

Set forth below are the most recent fiscal year and total expense ratios of the Portfolios. It should be noted that from inception of the Portfolios through August 31, 2006, except for U.S. Value Portfolio and U.S. Large Cap Growth Portfolio, the Adviser voluntarily agreed to limit total operating expenses of the Portfolios to ensure that their total expense ratios not exceed 15 basis points (20 basis points in respect to High Yield Portfolio). During the most recently completed fiscal year, none of the Portfolios operated above their expense caps. For the current fiscal year those expense limitations are no longer in effect.

                                                  Total             Fiscal
                                                 Expense             Year
Portfolio                                         Ratio              End
-------------------------------------------------------------------------------
U.S. Value Portfolio                               0.04%          August 31
U.S. Large Cap Growth Portfolio                    0.04%          August 31
Global Real Estate Investment Portfolio            0.09%          August 31
International Value Portfolio                      0.10%          August 31
International Growth Portfolio                     0.11%          August 31
Small-Mid Cap Value Portfolio                      0.07%          August 31
Small-Mid Cap Growth Portfolio                     0.07%          August 31
Short Duration Bond Portfolio                      0.05%          August 31
Intermediate Duration Portfolio                    0.06%          August 31
Inflation Protected Securities Portfolio           0.07%          August 31
High Yield Portfolio                               0.09%          August 31


I. ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

Although the Portfolios are not charged an advisory fee, its shareholders, which include other investment companies and large institutional clients managed by the Adviser, do pay the Adviser an investment advisory fee for managing their assets. In this regard, it is worth considering the advisory fees charged by the Adviser to institutional and other clients. The management fees charged to investment companies that the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects,


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 223


among other things, different services provided to such clients and different liabilities assumed. Services provided by the Adviser to investment companies, including the Portfolios, that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for investment companies are more costly than those for institutional accounts due to the greater complexities and time required for investment companies, although a portion of the administrative expense of certain Institutional Clients that are investment companies are reimbursed by the Adviser to those Institutional Clients. It should be noted that those reimbursement agreements do not exist with respect to the Pooling Portfolios. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly if the investment company experiences a net redemption and the Adviser is forced to sell securities to raise cash for the redemption. However, managing an investment company with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts that have substantially similar investment styles as the Portfolios.6 In addition to the AllianceBernstein Institutional fee schedule, set forth below are what would have been the effective advisory fees of certain of the Portfolios had the AllianceBernstein Institutional fee schedule been applicable to those Portfolios based on November 30, 2006 net assets,


(6) The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.


224 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


although it should be noted that the Portfolios are not charged an advisory fee by the Adviser.

                  Portfolio                               Effective
                 Net Assets    AllianceBernstein (AB)      AB Inst.   Portfolio
                   11/30/06    Institutional (Inst.)       Advisory   Advisory
Portfolio           ($MIL)        Fee Schedule               Fee        Fee
-------------------------------------------------------------------------------
U.S. Value         $2,046.5  Diversified Value Schedule     0.264%     0.000%
Portfolio                    65 bp on 1st $25 million
                             50 bp on next $25 million
                             40 bp on next $50 million
                             30 bp on next $100 million
                             25 bp on the balance
                             Minimum Account Size: $2 m

U.S. Large Cap     $2,003.2  U.S. Large Cap Growth          0.266%     0.000%
Growth Portfolio             Schedule
                             80 bp on 1st $25 million
                             50 bp on next $25 million
                             40 bp on next $50 million
                             30 bp on next $100 million
                             25 bp on the balance
                             Minimum Account Size: $10 m

Global Real          $972.3  Domestic REIT Strategy          0.415%     0.000%
Estate                       70 bp on 1st $25 million
Investment                   60 bp on next $25 million
Portfolio(7)                 50 bp on next $25 million
                             Minimum Account Size: $10m

International      $1,118.4  International Strategic         0.518%     0.000%
Value Portfolio              Value Schedule
                             90 bp on 1st $25 million
                             70 bp on next $25 million
                             60 bp on next $50 million
                             50 bp on the balance
                             Minimum Account Size: $25m

International      $1,001.2  International Large             0.420%      0.000%
Growth Portfolio             Cap Growth Schedule
                             80 bp on 1st $25 million
                             60 bp on next $25 million
                             50 bp on next $50 million
                             40 bp on the balance
                             Minimum Account Size: $25 m


(7) It should be noted that the Portfolio's investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in equity securities of non-U.S. real estate investment trusts ("REITS") and other non-U.S. real estate industry companies in contrast to the institutional strategy, which invests primarily in equities of U.S. REITS and other U.S. real estate industry companies.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 225


                   Portfolio                               Effective
                  Net Assets   AllianceBernstein (AB)      AB Inst.   Portfolio
                   11/30/06    Institutional (Inst.)       Advisory    Advisory
Portfolio            ($MIL)       Fee Schedule                Fee         Fee
-------------------------------------------------------------------------------
Small-Mid Cap        $508.5   Small & Mid Cap                0.589%      0.000%
Value Portfolio               Value Schedule
                              95 bp on 1st $25 million
                              75 bp on next $25 million
                              65 bp on next $50 million
                              55 bp on the balance
                              Minimum Account Size: $10m

Small-Mid Cap        $503.2   SMID Cap Growth Schedule       0.590%      0.000%
Growth Portfolio              95 bp on 1st $25 million
                              75 bp on next $25 million
                              65 bp on next $50 million
                              55 bp on the balance
                              Minimum Account Size: $10m

Short Duration     $1,038.1   Short Duration Schedule        0.167%      0.000%
Bond Portfolio                40 bp on 1st $20 million
                              25 bp on next $80 million
                              20 bp on next $100 million
                              15 bp on the balance
                              Minimum Account Size: $20m

Intermediate       $1,193.2   U.S. Core Plus Schedule        0.165%      0.000%
Duration                      40 bp on 1st $20 million
Portfolio                     25 bp on next $80 million
                              20 bp on next $100 million
                              15 bp on the balance
                              Minimum Account Size: $20m

Inflation            $489.4   U.S. TIPS Strategy Schedule    0.110%      0.000%
Protected                     20 bp on 1st $10 million
Securities                    15 bp on next $80 million
Portfolio(8)                  10 bp on the balance
                              Minimum Account Size: $20m

High Yield           $363.1   High Yield Schedule            0.413%      0.000%
Portfolio                     65 bp on 1st $20 million
                              50 bp on next $20 million
                              40 bp on next $20 million
                              35 bp on the balance
                              Minimum Account Size: $20m

The Adviser manages the AllianceBernstein Mutual Funds, which are open-end investment companies, and AllianceBernstein Variable Products Series Fund, Inc. ("AVPS"), the portfolios of which are investment options underlying certain


(8) It should be noted that the Portfolio's investment guidelines are not as restrictive as that of the institutional strategy. The Portfolio may invest in non-U.S. Treasury inflation-protected securities, in contrast to the institutional strategy, which invests primarily in U.S. Treasury inflation-protected securities.


226 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


variable annuity and variable life insurance contracts issued by various insurance companies. The advisory schedules of these funds, implemented in January 2004 as a result of the Assurance of Discontinuance between the New York State Attorney General and the Adviser, contemplates eight categories with almost all of the AllianceBernstein funds in each category having the same advisory fee schedule. The Adviser charges the following fees for these funds:

Category                                                Advisory Fee
-------------------------------------------------------------------------------
Growth                                            75 bp on 1st $2.5 billion
                                                  65 bp on next $2.5 billion
                                                  60 bp on the balance

Value                                             55 bp on 1st $2.5 billion
                                                  45 bp on next $2.5 billion
                                                  40 bp on the balance

Balanced                                          55 bp on 1st $2.5 billion
                                                  45 bp on next $2.5 billion
                                                  40 bp on the balance

Blend                                             65 bp on 1st $2.5 billion
                                                  55 bp on next $2.5 billion
                                                  50 bp on the balance

International                                     75 bp on 1st $2.5 billion
                                                  65 bp on next $2.5 billion
                                                  60 bp on the balance

Specialty                                         75 bp on 1st $2.5 billion
                                                  65 bp on next $2.5 billion
                                                  60 bp on the balance

High Income                                       50 bp on 1st $2.5 billion
                                                  45 bp on next $2.5 billion
                                                  40 bp on the balance

Low Risk Income                                   45 bp on 1st $2.5 billion
                                                  40 bp on next $2.5 billion
                                                  35 bp on the balance

The Adviser manages Sanford C. Bernstein Fund, Inc. ("SCB Fund"), an open-end management investment company. Certain portfolios of SCB Fund have a somewhat similar investment style as certain of the Pooling Portfolios and their advisory fee schedules are set forth below:

Portfolio                  SCB Fund Portfolio            Fee Schedule
------------------------------------------------------------------------------
Short Duration Bond       Short Duration Plus      50 bp on 1st $250 million
Portfolio                       Portfolio          45 bp on next $500 million
                                                   40 bp thereafter
Intermediate Duration     Intermediate Duration    50 bp on 1st $1 billion
Bond Portfolio                  Portfolio          45 bp on next $2 billion
                                                   40 bp on next $2 billion
                                                   35 bp thereafter


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 227


The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fees for the Luxembourg funds that have a somewhat similar investment style as certain of the Portfolios:

Portfolio                             Luxembourg Fund                 Fee(9)
-------------------------------------------------------------------------------
U.S. Value Portfolio              American Value Portfolio
                                  Class A                             1.50%
                                  Class I (Institutional)             0.70%

International Value Portfolio     Global Value Portfolio
                                  Class A                             1.50%
                                  Class I (Institutional)             0.70%

High Yield Portfolio              U.S. High Yield Portfolio
                                  Class A                             1.55%
                                  Class I (Institutional)             0.75%

The Alliance Capital Investment Trust Management mutual funds ("ACITM"), which are offered to investors in Japan, have an "all-in" fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedules of the ACITM mutual funds that have a somewhat similar investment style as certain of the Portfolios are as follows:

Portfolio                  ACITM Mutual Fund               Fee(10)
-------------------------------------------------------------------------------
U.S. Value Portfolio   U.S. Strategic Value(11)      0.688% on first Y3 billion
                                                     0.50% on next Y2 billion
                                                     0.40% thereafter

U.S. Large Cap         Alliance American Premier     0.95%
Growth Portfolio       Growth-Hedged /
                       Non-Hedged

                       Alliance American Premier     0.70%
                       Growth F / FB / FVA(11)

International Value    Alliance International        0.10%(12)
Portfolio              Diversified Value(11)


(9) Class A shares of the Luxembourg funds are charged an "all-in" fee, which covers investment advisory and distribution related services.

(10) The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on January 8, 2009 by Reuters was Y118.75 per $1. At that currency exchange rate, every Y1 billion would be equivalent to approximately $8.4 million.

(11) This ACITM fund is privately placed or institutional.

(12) In addition to the 0.10%, the Adviser charges the institutional account 0.5175% for the first Y2.5 billion, 0.375% for the next Y2.5 billion, 0.3275% for the next Y2.5 billion, 0.28% for the next Y10 billion and 0.185% thereafter.


228 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Portfolio               ACITM Mutual Fund            Fee(10)
------------------------------------------------------------------------------
International Value     AllianceBernstein            0.30%(13)
Portfolio (continued)   International Value
                        Equity A(11)

                        AllianceBernstein Kokusai    0.70%
                        Value Stock(11)

                        Bernstein Kokusai            0.95% on first Y1 billion
                        Strategic Value(11)          0.85% on next Y1.5 billion
                                                     0.70% on next Y2.5 billion
                                                     0.60% on next Y5 billion
                                                     0.50% thereafter

High Yield Portfolio    High Yield Open Fund         1.00%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Note that certain of these sub-advised accounts may have an investment style that is somewhat similar (not identical) as that of the Portfolios.

Portfolio              Sub-advised Fund               Fee Schedule(14)
-------------------------------------------------------------------------------
U.S. Value Portfolio     Client # 1                 0.25% on 1st $500 million
                                                    0.20% thereafter

                         Client # 2(15)
                                                    0.50% on 1st $1 billion
                                                    0.40% on next $1 billion
                                                    0.30% on next $1 billion
                                                    0.20% thereafter

                         Client # 3                 0.23% on 1st $300 million
                                                    0.20% thereafter

                         Client # 4                 0.35% on 1st $200 million
                                                    0.30% thereafter

                         Client # 5                 0.60% on 1st $10 million
                                                    0.50% on next $15 million
                                                    0.40% on next $25 million
                                                    0.30% on next $50 million
                                                    0.25% on next $50 million
                                                    0.225% on next $50 million
                                                    0.20% thereafter


(13) The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first Yen 2.5 billion, 0.195% for the next Yen 2.5 billion, 0.105% for the next Yen 5 billion and 0.06% thereafter. The second client is charged 0.40% for the first Yen 2.5 billion, 0.25% for the next Yen 2.5 billion, 0.15% for the next Yen 5 billion and 0.10% thereafter.

(14) The advisory fees for each sub-advised account are based on the percentage of the sub-advised account's net assets, not a combination of any of the sub-advised accounts shown.

(15) This is a fee schedule of a fund managed by an affiliate of the Adviser.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 229


Portfolio               Sub-advised Fund             Fee Schedule(14)
-------------------------------------------------------------------------------
U.S. Value Portfolio      Client # 6               0.27% on 1st $300 million
(continued)                                        0.16% on next $700 million
                                                   0.13% thereafter

                          Client # 7               0.15% on 1st $1 billion
                                                   0.14% on next $2 billion
                                                   0.12% on next $2 billion
                                                   0.10% thereafter
                                                   +/- Performance Fee(16)

                          Client # 8               0.35%

                          Client # 9               0.20%

                          Client # 10              0.60% on 1st $10 million
                                                   0.50% on next $15 million
                                                   0.40% on next $25 million
                                                   0.30% on next $50 million
                                                   0.25% on next $50 million
                                                   0.225% on next $50 million
                                                   0.20% on next $50 million
                                                   0.175% on next $50 million
                                                   0.150% thereafter

U.S. Large Cap Growth     Client # 11(17)          0.60% on 1st $1 billion
Portfolio                                          0.55% on next $500 million
                                                   0.50% on next $500 million
                                                   0.45% on next $500 million
                                                   0.40% thereafter

                          Client # 12              0.35% on 1st $50 million
                                                   0.30% on next $100 million
                                                   0.25% thereafter

                          Client # 13              0.40% on first $300 million
                                                   0.37% on next $300 million
                                                   0.35% on next $300 million
                                                   0.32% on next $600 million
                                                   0.25% thereafter

                          Client # 14              0.35%

U.S. International        Client # 15              0.65% on 1st $75 million
Value Portfolio                                    0.50% on next $25 million
                                                   0.40% on next $200 million
                                                   0.35% on next $450 million
                                                   0.30% thereafter


(16) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Russell 1000 Value Index, over a cumulative 36-month period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.12%.

(17) See footnote 15.


230 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Portfolio                 Sub-advised Fund             Fee Schedule(14)
-------------------------------------------------------------------------------
U.S. International Value   Client # 16(17)          0.60% on 1st $1 billion
Portfolio (continued)                               0.55% on next $500 million
                                                    0.50% on next $500 million
                                                    0.45% on next $500 million
                                                    0.40% thereafter

                           Client # 17              0.70% on 1st $25 million
                                                    0.45% on next $25 million
                                                    0.35% on next $200 million
                                                    0.33% thereafter

                           Client # 18              0.45% on 1st $200 million
                                                    0.36% on next $300 million
                                                    0.32% thereafter

                           Client # 19              0.55% on 1st $150 million
                                                    0.50% on next $150 million
                                                    0.20% thereafter

                           Client # 20              0.55% on 1st $150 million
                                                    0.40% thereafter

                           Client # 21              0.50%

                           Client # 22              0.30%

                           Client # 23              0.22% on 1st $1 billion
                                                    0.18% on next $1.5 billion
                                                    0.16% thereafter
                                                    +/- Performance Fee(18)

                           Client # 24              0.85% on 1st $10 million
                                                    0.75% on next $15 million
                                                    0.60% on next $25 million
                                                    0.50% on next $50 million
                                                    0.40% thereafter

                           Client # 25              0.60% on 1st $50 million
                                                    0.40% on next $50 million
                                                    0.30% on next $300 million
                                                    0.25% thereafter

U.S. Small Cap-Mid         Client # 26              0.50% on 1st $250 million
Value Portfolio                                     0.45% thereafter

                           Client # 27              0.72% on 1st $25 million
                                                    0.54% on next $250 million
                                                    0.50% thereafter


(18) The performance fee is calculated by multiplying the Base Fee during the period by an adjustment factor that considers the excess or under performance of the fund versus its benchmark, the Morgan Stanley Capital International All World Index Excluding US (ACWI ex US), over a 60 month rolling period. The fund's annualized effective advisory fee rate over the most recent four quarterly payments, including base fee plus performance fee, is 0.22%.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 231


Portfolio                   Sub-advised Fund         Fee Schedule(14)
-------------------------------------------------------------------------------
U.S. Small Cap-Mid Value    Client # 28              0.80% on 1st $25 million
Portfolio (continued)                                0.60% thereafter

                            Client # 29              1.00% on 1st $10 million
                                                     0.875% on next $10 million
                                                     0.75% thereafter

U.S. Small Cap-Mid          Client # 30(19)          0.60% on 1st $1 billion
Growth Portfolio                                     0.55% on next $500 million
                                                     0.50% on next $500 million
                                                     0.45% on next $500 million
                                                     0.40% thereafter

                            Client # 31(19)          0.30%

                            Client # 32(19)          0.60% on 1st $1 billion
                                                     0.55% on next $500 million
                                                     0.50% on next $500 million
                                                     0.45% on next $500 million
                                                     0.40% thereafter

                            Client # 33              0.65% on 1st $25 million
                                                     0.60% on next $75 million
                                                     0.55% thereafter

                            Client # 34              0.75% on 1st $10 million
                                                     0.625% on next $10 million
                                                     0.50% on next $20 million
                                                     0.375% on next $20 million
                                                     0.25% thereafter

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Portfolios by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arms-length bargaining or negotiations.


II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUNDS COMPANIES FOR LIKE SERVICES.

In the Pooling Portfolios' Senior Officer's evaluation of the Investment Advisory Agreement, which the Trustees of the Trust reviewed, the Senior Officer mentioned previous evaluations that were written for the Retirement Strategies, Wealth Strategies and U.S. Large Cap Portfolio. In those evaluations, the Senior Officer concluded that the investment advisory agreement for those Institutional Clients were reasonable and within range of what would have been negotiated at arms length.


(19)  See footnote 15.


232 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


The Pooling Portfolios are not charged an advisory fee. However, as previously mentioned, the Institutional Clients that invest in the Pooling Portfolios do pay an advisory fee pursuant to their advisory agreements with the Adviser. The Adviser believes that the fee paid by the Institutional Clients includes a portion, referred by the Adviser as the "Implied Advisory Fee," that may be reasonably viewed as compensation that the Adviser provides to the Pooling Portfolios. The Adviser further believes that the rate of the Implied Advisory Fee is the same for each Institutional Client invested in a series of the Pooling Portfolios.

Because of the Pooling Portfolios' limited availability for investment, open only to certain institutional clients of the Adviser, the Pooling Portfolios have virtually zero transfer agent (with exception of certain transfer agent out of pocket expenses) and distribution fees, in addition to zero advisory fees. Such expense structure is rare in the industry. The UBS Relationship Funds, an open-end investment company managed by UBS Global Asset Management (Americas) Inc., was the only other fund family that was determined by the Adviser, the Senior Officer and Lipper, Inc. ("Lipper") to have an expense structure comparable to the Pooling Portfolios.

Since there are not many funds of other fund families that have a similar expense structure as the Portfolios, Lipper, an analytical service not affiliated with the Adviser, compared the total expense ratios of the Portfolios to that of funds of a similar investment classification/objective with institutional class shares; however, Lipper excluded management, transfer agent and distribution fees from the total expense ratios of the Portfolios' peers. Lipper's analysis included the Portfolios' rankings relative to their respective Lipper Expense Group ("EG") and Lipper Expense Universe ("EU").(20)

Lipper describes an EG as a representative sample of comparable funds. Lipper's standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds. An EU is a much broader group, consisting of all institutional classes of funds of the same investment classification/objective as the subject Portfolio.(21)

With respect to International Value Portfolio, International Growth Portfolio and Inflation Protected Securities Portfolio, each of those Portfolios' original


(20) Note that there are limitations on expense category data because different funds categorize expenses differently.

(21) Except for asset (size) comparability, Lipper uses the same criteria for selecting a Lipper EG when selecting a Lipper EU. Unlike the Lipper EG, the Lipper EU allows for the same adviser to be represented by more than just one fund. In addition, multiple institutional class shares for the Portfolios' peers are included.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 233


EGs had an insufficient number of comparable peers. Consequently, at the request of the Adviser and the Senior Officer, Lipper expanded each of those Portfolios' EGs to include peers that have a similar (but not the same) Lipper investment classification/objective. However, because Lipper had expanded the EGs of those Portfolios, under Lipper's standard guidelines, each of the Portfolios' EUs were also expanded to include the universes of those peers that had a similar (but not the same) Lipper investment classification/objective.22 The result of Lipper's analysis is set forth below:


                                  Expense      Lipper Exp.    Lipper      Lipper Exp.       Lipper
                                   Ratio         Group        Group         Universe       Universe
Portfolio                          (%)        Median (%)23     Rank       Median (%)23      Rank
---------------------------------------------------------------------------------------------------
U.S. Value Portfolio                0.039         0.046         10/15         0.073         24/104
U.S. Large Cap Growth
Portfolio                           0.042         0.041         10/17         0.059         51/198
Global Real Estate Investment
Portfolio(24)                       0.089         0.049         11/13         0.117          22/57
International Value Portfolio(25)   0.101         0.100          6/16         0.141         31/100
International Growth Portfolio(26)  0.111         0.089          8/12         0.127          25/64
Small-Mid Cap Value Portfolio       0.072         0.074          8/17         0.079          33/75
Small-Mid Cap Growth Portfolio      0.073         0.084          4/19         0.085         58/141
Short Duration Bond Portfolio       0.046         0.047          6/14         0.071          10/59
Intermediate Duration Portfolio     0.058         0.042         12/18         0.062         70/143
Inflation Protected Securities
Portfolio(27)                       0.068         0.070          7/14         0.068           9/17
High Yield Portfolio                0.095         0.091         10/17         0.068         76/119


22 It should be noted that the expansion such Portfolios' EUs was not requested by the Adviser or the Senior Officer. They requested that only the EGs be expanded.

23 With respect to the Portfolios' peers, the total expense ratios of those funds are net of management, transfer agent and distribution fees.

24 It should be noted that a significant number of the Portfolios' peers invest only a minor fraction or none of their assets in non-U.S. REITS or non-U.S. real estate industry companies, in contrast to the Portfolio, which invests a substantial portion of its assets internationally. This difference may have an impact on the Portfolio's expense and performance rankings.

25 The Portfolio's EG includes the Portfolio, nine other International Multi-Cap Value funds ("IMLV") and six International Large-Cap Growth funds ("ILCC"). The Portfolio's EG includes the Portfolio and all other institutional funds of IMLV and ILCC, excluding outliers.

26 The Portfolio's EG includes the Portfolio, four other International Large Cap Growth funds ("ILCG") and seven International Multi-Cap Growth funds ("IMLG"). The Portfolio's EG includes the Portfolio and all other institutional funds of ILCG and IMLG, excluding outliers.

27  The Portfolio's EG includes the Portfolio, ten other Treasury
Inflation-Protected Security funds ("IUT") and three Short U.S. Treasury funds ("SUT"). The Portfolio's EG includes the Portfolio and all other institutional funds of IUT and SUT, excluding outliers.


234 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A written request for the Adviser's profitability for each Portfolio was submitted by the Chairman of the Board to the Adviser. It is contemplated that the Adviser's profits associated with the utilization of the Pooling Portfolios will include the indirect profits generated from the advisory and non-advisory services provided by the Adviser to the Institutional Clients that invest in the Pooling Portfolios.(28)

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH
SERVICES.

With the exception of CollegeBoundfund,(29) information regarding the Adviser's profitability from providing investment advisory services to the Institutional Clients was provided in the Senior Officer's Fee Evaluation. Based on the information provided, the Adviser's profitability increased in calendar year 2005 relative to 2004 for each of the Wealth Strategies but decreased for U.S. Large Cap Portfolio and the Retirement Strategies.(30)

Certain of the Portfolios effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC, and its U.K. based affiliate, Sanford C. Bernstein Ltd., (collectively "SCB"), and paid commissions during the Portfolios' recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Portfolios is comparable to the profitability of SCB's dealings with other similar third-party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Portfolios. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

28 Non-advisory services include transfer agent and distribution related services.

29 Profitability information prepared in accordance with the methodologies used in the reports presented to the Boards of the AllianceBernstein Funds is not currently prepared for CollegeBoundfund.

30  Revenues and net profitability for the Retirement Strategies were negative.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 235


An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIOS.

With assets under management of $717 billion as of December 31, 2006, the Adviser has the investment experience to manage and provide non-investment services to the Portfolios.

The information in the table below shows the 1 year and since inception(31) gross performance returns and rankings of the Portfolios relative to their Lipper Performance Group ("PG") and Lipper Performance Universe ("PU")(32) for the periods ended November 30, 2006.(33)

                          Portfolio      PG         PU         PG        PU
U.S. Value Portfolio       Return      Median     Median      Rank      Rank
------------------------------------------------------------------------------
1 year                     19.72       17.92      18.37       6/15      50/157
Since Inception            16.91       16.09      17.03       7/15      76/148

U.S. Large Cap            Portfolio      PG         PU         PG         PU
Growth Portfolio           Return      Median     Median      Rank       Rank
------------------------------------------------------------------------------
1 year                      1.01        6.61       7.24      15/17     217/250
Since Inception            11.70        9.61      10.55       5/16      77/237



31 It should be noted that the underlying data with regards to Lipper's inception date gross performance return calculation only covers the period from the nearest month end after inception date through the period end date. In contrast to Lipper, the Adviser calculates the Portfolios' net performance using data that includes the partial month. Note that the since inception gross performance returns calculated by Lipper for U.S. Large Cap Growth Portfolio, Short Duration Bond Portfolio, Intermediate Duration Bond Portfolio, Inflation Protected Securities Portfolio and High Yield Portfolio are less than the net performance returns calculated by the Adviser on pages 26-27. Normally, gross performance returns are higher than net performance returns.

32 A Portfolio's PG and PU may not be identical to its respective EG and EU. The criteria for including and excluding a fund in a PG or PU is somewhat different from that of an EG or EU. In particular, PGs and PUs only include funds of the same Lipper investment classification/objective as the Portfolios, in contrast to certain of the Portfolios' EGs and EUs, which may include funds of similar but not the same investment classification/objective.

33 The performance returns of the Portfolios' peers are also adjusted for expenses (gross up).


236 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


Global Real Estate       Portfolio      PG         PU          PG          PU
Investment Portfolio(34)  Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                     43.45       40.37      40.19       2/13       11/77
Since Inception            33.84       34.58      34.92       9/13       50/72

International            Portfolio      PG         PU          PG          PU
Value Portfolio           Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                     38.79       30.41      30.46       1/10        1/50
Since Inception            36.04       29.40      28.77        1/9        1/47

International            Portfolio      PG         PU          PG          PU
Growth Portfolio          Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                     19.96       28.67      27.74        5/5       19/19
Since Inception            21.96       28.30      27.34        5/5       19/19

Small-Mid Cap            Portfolio      PG         PU          PG          PU
Value Portfolio           Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                     15.63       18.69      17.54      15/17      96/112
Since Inception            14.78       19.46      17.93      15/15      98/101

Small-Mid Cap            Portfolio      PG         PU          PG          PU
Growth Portfolio          Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                     10.89       11.07      10.69      11/19      96/203
Since Inception            19.87       15.02      15.11       5/18      29/182

Short Duration           Portfolio      PG         PU          PG          PU
Bond Portfolio            Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                      5.05        5.23       5.26      10/14       69/95
Since Inception             3.87        4.13       4.19      10/14       75/94

Intermediate             Portfolio      PG         PU          PG          PU
Duration Portfolio        Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                      5.91        6.44       6.31      16/18     161/193
Since Inception             3.93        4.15       4.14      14/18     129/181

Inflation Protected      Portfolio      PG         PU          PG          PU
Securities Portfolio      Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                      3.74        4.34       4.42       9/10       42/48
Since Inception             2.43        2.55       2.48       8/10       25/44

                         Portfolio      PG         PU          PG          PU
High Yield Portfolio      Return      Median     Median       Rank        Rank
------------------------------------------------------------------------------
1 year                     10.03       10.70      11.16      13/17     112/138
Since Inception             8.11        9.13       9.51      15/17     113/128


34  See footnote 24.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 237


Set forth below are the 1 year and since inception net performance returns of the Portfolios (in bold) versus their benchmarks(35)

                                              Periods Ending November 30, 2006
                                                  Annualized Performance (%)
------------------------------------------------------------------------------
                                                       1             Since
                                                      Year       Inception(36)
------------------------------------------------------------------------------
U.S. Value Portfolio                                 19.68           16.79
Russell 1000 Value Index                             20.27           17.37
U.S. Large Cap Growth Portfolio                       0.96           12.42
Russell 1000 Growth Index                             8.38           10.40
Global Real Estate Investment Portfolio              43.32           33.01
FTSE / NAREIT Equity Index                           44.31           36.66
International Value Portfolio                        38.65           34.87
MSCI EAFE Value Index                                31.08           29.25
International Growth Portfolio                       19.83           20.86
MSCI EAFE Growth Index                               25.27           24.11
Small-Mid Cap Value Portfolio                        15.55           14.38
Russell 2500 Value Index                             18.76           18.37
Small-Mid Cap Growth Portfolio                       10.81           19.65
Russell 2500 Growth Index                            13.18           16.72
Short Duration Bond Portfolio                         5.00            3.88
Merrill Lynch 1-3 Yr Treasury Index                   4.33            3.28
Intermediate Duration Bond Portfolio                  5.85            4.40
Lehman Brothers Aggregate Bond Index                  5.94            3.59
Inflation Protected Securities Portfolio              3.67            2.58
Lehman 1-10 Year TIPS Index                           3.78            2.50
High-Yield Portfolio                                  9.93            8.54
Lehman Brothers High Yield Index (2% constrained)    10.55            8.81

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed advisory fees for the Portfolios are reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolios is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: March 6, 2007

35 The Adviser provided Portfolio and benchmark performance return information for periods through November 30, 2006.

36 The underlying data, which the Adviser used to calculate since inception performance returns for the Portfolios, covers the period from the Portfolios' inception date, May 20, 2005, through November 30, 2006. On the other hand, the underlying data, which the Adviser used to calculate performance returns for the Portfolios' benchmarks, covers the period from the nearest month end after the Portfolios' inception date, May 31, 2005, through November 30, 2006. This difference may significantly impact the Portfolios' performance returns relative to their benchmarks. See footnote 31.


238 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS

AllianceBernstein Family of Funds

--------------------------------------
Wealth Strategies Funds
--------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

--------------------------------------
Blended Style Funds
--------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

--------------------------------------
Growth Funds
--------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

--------------------------------------
Value Funds
--------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

--------------------------------------
Taxable Bond Funds
--------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

--------------------------------------
Municipal Bond Funds
--------------------------------------
National             Michigan
Insured National     Minnesota
Arizona              New Jersey
California           New York
Insured California   Ohio
Florida              Pennsylvania
Massachusetts        Virginia

--------------------------------------
Intermediate Municipal Bond Funds
--------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

--------------------------------------
Closed-End Funds
--------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund

--------------------------------------
Retirement Strategies Funds
--------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy

2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy

2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN POOLING PORTFOLIOS o 239


NOTES


240 o ALLIANCEBERNSTEIN POOLING PORTFOLIOS


ALLIANCEBERNSTEIN POOLING PORTFOLIOS
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


POOL-0152-0207




ITEM 2.   CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.


ITEM 3.   AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.


ITEM 4.   PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.


ITEM 5.   AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.


ITEM 6.   SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.


ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.


ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.


ITEM 12.  EXHIBITS.

The following exhibits are attached to this Form N-CSR:

     EXHIBIT NO.    DESCRIPTION OF EXHIBIT
     -----------    ----------------------
     12 (b) (1)     Certification of Principal Executive Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (b) (2)     Certification of Principal Financial Officer Pursuant to
                    Section 302 of the Sarbanes-Oxley Act of 2002

     12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  The AllianceBernstein Pooling Portfolios

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    April 27, 2007


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Marc O. Mayer
         ----------------------
         Marc O. Mayer
         President

Date:    April 27, 2007


By:      /s/ Joseph J. Mantineo
         ----------------------
         Joseph J. Mantineo
         Treasurer and Chief Financial Officer

Date:    April 27, 2007